CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Current Assets:
Cash and cash equivalents	$ 1,386,486	$ 507,266	$ 265,032	$ 98,226	$ 98,001	$ 482,251
Marketable investment securities (Note 4)	1,944,622	1,592,911		1,709,131
Trade accounts receivable - other, net of allowance for doubtful accounts of $29,650 and $16,372, respectively	794,344	771,383		741,351
Trade accounts receivable - EchoStar, net of allowance for doubtful accounts of zero	23,826	14,155		38,347
Inventory	429,958	487,046		295,950
Deferred tax assets (Note 8)	284,157	281,957		189,058
Other current assets	99,454	70,515		61,730
Total current assets	4,962,847	3,725,233		3,133,793
Noncurrent Assets:
Restricted cash and marketable investment securities	112,553	132,395		128,474
Property and equipment, net (Note 6)	3,198,022	3,230,849		2,601,180
FCC authorizations	679,570	679,570		679,570
Other noncurrent assets, net	155,076	67,586		75,776
Total noncurrent assets	4,145,221	4,110,400		3,485,000
Total assets	9,108,068	7,835,633		6,618,793
Current Liabilities:
Trade accounts payable - other	142,086	161,413		141,213
Trade accounts payable - EchoStar	272,506	238,629		269,542
Deferred revenue and other	823,458	803,737		815,864
Accrued programming	1,029,426	1,089,976		985,928
Litigation accrual (Note 11)	65,580	619,022		393,566
Other accrued expenses	593,429	512,705		485,637
Current portion of long-term debt and capital lease obligations (Note 7)	1,030,085	1,030,895		26,518
Total current liabilities	3,956,570	4,456,377		3,118,268
Long-Term Obligations, Net of Current Portion:
Long-term debt and capital lease obligations, net of current portion (Note 7)	7,471,328	5,484,041		6,470,046
Deferred tax liabilities	999,677	621,943		370,226
Long-term deferred revenue, distribution and carriage payments and other long-term liabilities	202,140	215,832		291,565
Total long-term obligations, net of current portion	8,673,145	6,321,816		7,131,837
Total liabilities	12,629,715	10,778,193		10,250,105
Commitments and Contingencies (Note 11)
Stockholder's Equity (Deficit):
Common stock, $.01 par value, 1,000,000 shares authorized, 1,015 shares issued and outstanding
Additional paid-in capital	1,192,803	1,170,560		1,154,614
Accumulated other comprehensive income (loss)	4,269	3,765		3,833
Accumulated earnings (deficit)	(4,718,719)	(4,116,885)		(4,789,759)
Total stockholder's equity (deficit)	(3,521,647)	(2,942,560)		(3,631,312)	(3,209,677)	(2,003,712)
Total liabilities and stockholder's equity (deficit)	$ 9,108,068	$ 7,835,633		$ 6,618,793

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Allowance for doubtful accounts on trade accounts receivable - other	$ 16,547	$ 29,650	$ 16,372
Allowance for doubtful accounts on trade accounts receivable - EchoStar	0	0	0
Stockholder's Equity (Deficit):
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000	1,000,000	1,000,000
Common stock, shares issued	1,015	1,015	1,015
Common stock, shares outstanding	1,015	1,015	1,015
Accumulated depreciation on property and equipment	$ 2,770,414	$ 2,684,364

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands	12 Months Ended
Dec. 31, 2008
Revenue:
Subscriber-related revenue	$ 11,455,575
Equipment sales and other revenue	124,255
Equipment sales - EchoStar	11,601
Services and other revenue - EchoStar	25,750
Total revenue	11,617,181
Costs and Expenses:
Subscriber-related expenses (exclusive of depreciation shown below - Note 6)	5,977,355
Satellite and transmission expenses (exclusive of depreciation shown below - Note 6):
EchoStar	305,322
Other	32,407
Equipment, services and other cost of sales	169,917
Subscriber acquisition costs:
Cost of sales - subscriber promotion subsidies - EchoStar (exclusive of depreciation shown below - Note 6)	167,508
Other subscriber promotion subsidies	1,124,103
Subscriber acquisition advertising	240,130
Total subscriber acquisition costs	1,531,741
General and administrative expenses - EchoStar	53,373
General and administrative expenses	486,717
Depreciation and amortization (Note 6)	1,000,230
Total costs and expenses	9,557,062
Operating income (loss)	2,060,119
Other Income (Expense):
Interest income	52,755
Interest expense, net of amounts capitalized	(368,838)
Other, net	45,391
Total other income (expense)	(270,692)
Income (loss) before income taxes	1,789,427
Income tax (provision) benefit, net (Note 8)	(696,946)
Net income (loss)	1,092,481
Comprehensive Income (Loss):
Unrealized holding gains (losses) on available-for-sale securities	6,436
Recognition of previously unrealized (gains) losses on available-for-sale securities included in net income (loss)	(11,247)
Deferred income tax (expense) benefit	(1,577)
Comprehensive income (loss)	$ 1,086,093

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT) (USD $) In Thousands	Total	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Earnings (Deficit)
Balance at Dec. 31, 2007	$ (2,003,712)	$ 0	$ 1,121,012	$ 396	$ (3,125,120)
Increase (Decrease) in Stockholders' Equity
Capital contribution from DISH (Note 15)	5,221	0	5,221
Dividends to DISH Orbital Corporation (Note 15)	(1,150,000)				(1,150,000)
Stock-based compensation	15,349		15,349
Income tax (expense) benefit related to stock awards and other	947		947
Change in unrealized holding gains (losses) on available-for-sale securities, net	(4,811)			(4,811)
Deferred income tax (expense) benefit attributable to unrealized holding gains (losses) on available-for-sale securities	(1,577)			(1,577)
Capital distribution to affiliate	(130,299)				(130,299)
Capital contribution to DISH in connection with the Spin-off	(1,033,276)			(2,800)	(1,030,476)
Net income (loss)	1,092,481	0			1,092,481
Balance at Dec. 31, 2008	(3,209,677)		1,142,529	(8,792)	(4,343,414)
Increase (Decrease) in Stockholders' Equity
Dividends to DISH Orbital Corporation (Note 15)	(1,050,000)				(1,050,000)
Stock-based compensation	12,227		12,227
Income tax (expense) benefit related to stock awards and other	(142)		(142)
Change in unrealized holding gains (losses) on available-for-sale securities, net	12,625			12,625
Net income (loss)	603,655				603,655
Balance at Dec. 31, 2009	(3,631,312)		1,154,614	3,833	(4,789,759)
Increase (Decrease) in Stockholders' Equity
Stock-based compensation	15,387		15,387
Income tax (expense) benefit related to stock awards and other	559		559
Change in unrealized holding gains (losses) on available-for-sale securities, net	(68)			(68)
Capital transaction with EchoStar in connection with purchases of strategic investments, net of tax of $2,895 (see Note 15)	(9,103)				(9,103)
Capital distribution to affiliate	(266,699)				(266,699)
Net income (loss)	948,676				948,676
Balance at Dec. 31, 2010	$ (2,942,560)		$ 1,170,560	$ 3,765	$ (4,116,885)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT) (Parenthetical) (USD $) In Thousands	12 Months Ended
Dec. 31, 2010
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
Capital transaction with EchoStar in connection with purchases of strategic investments, tax	$ 2,895

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows From Operating Activities:
Net income (loss)	$ 948,676	$ 603,655	$ 1,092,481
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	983,360	939,714	1,000,230
Equity in losses (earnings) of affiliates		1,975	(1,739)
Realized and unrealized losses (gains) on investments		18,933	(42,226)
Non-cash, stock-based compensation	15,387	12,227	15,349
Deferred tax expense (benefit) (Note 8)	182,859	(32,513)	180,245
Other, net	375	5,851	7,400
Change in noncurrent assets	443	6,507	7,744
Change in long-term deferred revenue, distribution and carriage payments and other long-term liabilities	(98,131)	11,857	(98,957)
Changes in current assets and current liabilities:
Trade accounts receivable - other	(41,311)	56,460	(142,614)
Allowance for doubtful accounts	13,279	1,165	1,188
Advances to affiliates			78,578
Trade accounts receivable - EchoStar	24,192	(16,777)	(20,604)
Inventory	(228,625)	51,411	(157,761)
Other current assets	(8,781)	9,587	3,106
Trade accounts payable	20,200	(33,809)	(110,912)
Trade accounts payable - EchoStar	(31,913)	(28,087)	297,629
Advances from affiliates			(85,613)
Deferred revenue and other	(11,913)	(14,116)	(23,262)
Litigation accrual (Note 11)	225,456	361,024
Accrued programming and other accrued expenses	151,427	39,333	(65,106)
Net cash flows from operating activities	2,144,980	1,994,397	1,935,156
Cash Flows From Investing Activities:
Purchases of marketable investment securities	(4,352,377)	(5,590,668)	(4,372,496)
Sales and maturities of marketable investment securities	4,468,529	4,277,251	4,595,360
Purchases of property and equipment	(1,547,523)	(922,420)	(1,155,377)
Change in restricted cash and marketable investment securities	(3,921)	(57,731)	79,898
Purchase of strategic investments included in noncurrent other investment securities	(11,742)	(1,214)
Proceeds from sale of strategic investments	4,000		106,200
Other	703		3
Net cash flows from investing activities	(1,442,331)	(2,294,782)	(746,412)
Cash Flows From Financing Activities:
Contribution of cash and cash equivalents to EchoStar in connection with the Spin-off			(27,723)
Proceeds from issuance of long-term debt		1,400,000	750,000
Deferred debt issuance costs		(23,090)	(4,972)
Repayment of long-term debt and capital lease obligations	(26,910)	(26,300)	(1,010,000)
Dividend to DISH Orbital Corporation		(1,050,000)	(1,150,000)
Capital distribution to affiliate	(266,699)		(130,299)
Net cash flows from financing activities	(293,609)	300,610	(1,572,994)
Net increase (decrease) in cash and cash equivalents	409,040	225	(384,250)
Cash and cash equivalents, beginning of period	98,226	98,001	482,251
Cash and cash equivalents, end of period	$ 507,266	$ 98,226	$ 98,001

Organization and Business Activities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Organization and Business Activities
Organization and Business Activities

1.              Organization and Business Activities

Principal Business

DISH DBS Corporation (which together with its subsidiaries is referred to as “DDBS,” the “Company,” “we,” “us” and/or “our”) is a holding company and an indirect, wholly-owned subsidiary of DISH Network Corporation (“DISH”).  DDBS was formed under Colorado law in January 1996 and its common stock is held by DISH Orbital Corporation, a direct subsidiary of DISH.  We operate the DISH Network® direct broadcast satellite (“DBS”) subscription television service (“DISH Network”) in the United States which had 14.056 million subscribers as of June 30, 2011.  The DISH Network DBS System consists of our licensed Federal Communications Commission (“FCC”) authorized DBS and Fixed Satellite Service (“FSS”) spectrum, our owned and leased satellites, receiver systems, third-party broadcast operations, customer service facilities, leased fiber network, in-home service and call center operations, and certain other assets utilized in our operations.

On January 1, 2008, DISH completed the distribution of its technology and set-top box business and certain infrastructure assets (the “Spin-off”) into a separate publicly-traded company, EchoStar Corporation (“EchoStar”).  DISH, including us, and EchoStar operate as separate publicly-traded companies, and neither entity has any ownership interest in the other.  However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman or by certain trusts established by Mr. Ergen for the benefit of his family.

1.     Organization and Business Activities

Principal Business

DISH DBS Corporation (which together with its subsidiaries is referred to as “DDBS,” the “Company,” “we,” “us” and/or “our”) is a holding company and an indirect, wholly-owned subsidiary of DISH Network Corporation (“DISH”). DDBS was formed under Colorado law in January 1996 and its common stock is held by DISH Orbital Corporation, a direct subsidiary of DISH. We operate the DISH Network® direct broadcast satellite (“DBS”) subscription television service (“DISH Network”) in the United States which had 14.133 million subscribers as of December 31, 2010. We have deployed substantial resources to develop the “DISH Network DBS System.” The DISH Network DBS System consists of our licensed Federal Communications Commission (“FCC”) authorized DBS and Fixed Satellite Service (“FSS”) spectrum, our owned and leased satellites, receiver systems, third-party broadcast operations, customer service facilities, leased fiber network, in-home service and call center operations, and certain other assets utilized in our operations.

Spin-off of Technology and Certain Infrastructure Assets

On January 1, 2008, DISH completed the distribution of its technology and set-top box business and certain infrastructure assets (the “Spin-off”) into a separate publicly-traded company, EchoStar Corporation (“EchoStar”). DISH, including us, and EchoStar operate as separate publicly-traded companies, and neither entity has any ownership interest in the other. However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman, President and Chief Executive Officer or by certain trusts established by Mr. Ergen for the benefit of his family.

The two entities consist of the following:

·                  DISH Network Corporation - which retained its subscription television business, the DISH Network®, and

·                  EchoStar Corporation - which sells equipment, including set-top boxes and related components, to DISH Network and international customers, and provides digital broadcast operations and satellite services to DISH Network and other customers.

Following the Spin-off, DDBS operates in only one reportable segment, the DISH Network segment, which provides a DBS subscription television service in the United States.

Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.              Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited Condensed Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and with the instructions to Form 10-Q and Article 10 of Regulation S-X for interim financial information.  Accordingly, these statements do not include all of the information and notes required for complete financial statements prepared under GAAP.  In our opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  Our results of operations for the interim periods presented are not necessarily indicative of the results that may be expected for the full year.  For further information, refer to the Consolidated Financial Statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 10-K”).  Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of Consolidation

We consolidate all majority owned subsidiaries, investments in entities in which we have controlling influence and variable interest entities where we have been determined to be the primary beneficiary.  Non-majority owned investments are accounted for using the equity method when we have the ability to significantly influence the operating decisions of the investee.  When we do not have the ability to significantly influence the operating decisions of an investee, the cost method is used.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense for each reporting period.  Estimates are used in accounting for, among other things, allowances for doubtful accounts, self-insurance obligations, deferred taxes and related valuation allowances, uncertain tax positions, loss contingencies, fair value of financial instruments, fair value of options granted under our stock-based compensation plans, fair value of assets and liabilities acquired in business combinations, capital leases, asset impairments, useful lives of property, equipment and intangible assets, retailer incentives, programming expenses, subscriber lives and royalty obligations.  Weak economic conditions have increased the inherent uncertainty in the estimates and assumptions indicated above.

Actual results may differ from previously estimated amounts, and such differences may be material to the Condensed Consolidated Financial Statements.  Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected prospectively in the period they occur.

Fair Value of Financial Instruments

As of June 30, 2011 and December 31, 2010, the carrying value for cash and cash equivalents, marketable investment securities, trade accounts receivable, net of allowance for doubtful accounts, and current liabilities is equal to or approximates fair value due to their short-term nature or proximity to current market rates.

Fair values for our publicly traded debt securities are based on quoted market prices.  The fair values of our private debt is estimated based on an analysis in which we evaluate market conditions, related securities, various public and private offerings, and other publicly available information.  In performing this analysis, we make various assumptions regarding, among other things, credit spreads, and the impact of these factors on the value of the notes.  See Note 6 for the fair value of our long-term debt.

2.     Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation

We consolidate all majority owned subsidiaries, investments in entities in which we have controlling influence and variable interest entities where we have been determined to be the primary beneficiary. Non-majority owned investments are accounted for using the equity method when we have the ability to significantly influence the operating decisions of the investee. When we do not have the ability to significantly influence the operating decisions of an investee, the cost method is used. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense for each reporting period. Estimates are used in accounting for, among other things, allowances for doubtful accounts, self-insurance obligations, deferred taxes and related valuation allowances, uncertain tax positions, loss contingencies, fair value of financial instruments, fair value of options granted under our stock-based compensation plans, fair value of assets and liabilities acquired in business combinations, capital leases, asset impairments, useful lives of property, equipment and intangible assets, retailer incentives, programming expenses, subscriber lives and royalty obligations. Weak economic conditions have increased the inherent uncertainty in the estimates and assumptions indicated above. Actual results may differ from previously estimated amounts, and such differences may be material to our Consolidated Financial Statements. Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected prospectively in the period they occur.

Cash and Cash Equivalents

We consider all liquid investments purchased with an original maturity of 90 days or less to be cash equivalents. Cash equivalents as of December 31, 2010 and 2009 may consist of money market funds, government bonds, corporate notes and commercial paper. The cost of these investments approximates their fair value.

Marketable Investment Securities

We currently classify all marketable investment securities as available-for-sale. We adjust the carrying value of our available-for-sale securities to fair value and report the related temporary unrealized gains and losses as a separate component of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit),” net of related deferred income tax. Declines in the fair value of a marketable investment security which are determined to be “other-than-temporary” are recognized in our Consolidated Statements of Operations and Comprehensive Income (Loss), thus establishing a new cost basis for such investment.

We evaluate our marketable investment securities portfolio on a quarterly basis to determine whether declines in the fair value of these securities are other-than-temporary. This quarterly evaluation consists of reviewing, among other things:

·                  the fair value of our marketable investment securities compared to the carrying amount,

·                  the historical volatility of the price of each security, and

·                  any market and company specific factors related to each security.

Declines in the fair value of investments below cost basis are generally accounted for as follows:

Length of Time Investment Has Been In a Continuous Loss Position	Treatment of the Decline in Value (absent specific factors to the contrary)
Less than six months	Generally, considered temporary.
Six to nine months	Evaluated on a case by case basis to determine whether any company or market-specific factors exist which would indicate that such decline is other-than-temporary.
Greater than nine months	Generally, considered other-than-temporary. The decline in value is recorded as a charge to earnings.

In situations where the fair value of a debt security is below its carrying amount, we consider the decline to be other-than-temporary and record a charge to earnings if any of the following factors apply:

·                  we have the intent to sell the security.

·                  it is more likely than not that we will be required to sell the security before maturity or recovery.

·                  we do not expect to recover the security’s entire amortized cost basis, even if there is no intent to sell the security.

In general, we use the first in, first out method to determine the cost basis on sales of marketable investment securities.

Accounts Receivable

Management estimates the amount of required allowances for the potential non-collectability of accounts receivable based upon past collection experience and consideration of other relevant factors. However, past experience may not be indicative of future collections and therefore additional charges could be incurred in the future to reflect differences between estimated and actual collections.

Inventory

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. We depend on EchoStar for the production of our receivers and many components of our receiver systems. Manufactured inventory includes materials, labor, freight-in, royalties and manufacturing overhead.

Property and Equipment

Property and equipment are stated at cost. The costs of satellites under construction, including certain amounts prepaid under our satellite service agreements, are capitalized during the construction phase, assuming the eventual successful launch and in-orbit operation of the satellite. If a satellite were to fail during launch or while in-orbit, the resultant loss would be charged to expense in the period such loss was incurred. The amount of any such loss would be reduced to the extent of insurance proceeds estimated to be received, if any. Depreciation is recorded on a straight-line basis over useful lives ranging from one to forty years. Repair and maintenance costs are charged to expense when incurred. Renewals and improvements that add value or extend the asset’s useful life are capitalized.

Long-Lived Assets

We review our long-lived assets and identifiable finite lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We evaluate our satellite fleet for recoverability as one asset group. For assets which are held and used in operations, the asset would be impaired if the carrying value of the asset (or asset group) exceeded its undiscounted future net cash flows. Once an impairment is determined, the actual impairment is reported as the difference between the carrying value and the fair value as estimated using discounted cash flows. Assets which are to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. We consider relevant cash flow, estimated future operating results, trends and other available information in assessing whether the carrying value of assets are recoverable.

Other Intangible Assets

We do not amortize indefinite lived intangible assets, but test these assets for impairment annually or whenever indicators of impairments arise. Intangible assets that have finite lives are amortized over their estimated useful lives and tested for impairment as described above for long-lived assets. Our intangible assets with indefinite lives primarily consist of FCC licenses. Generally, we have determined that our FCC licenses have indefinite useful lives due to the following:

·                  FCC spectrum is a non-depleting asset;

·                  Existing DBS licenses are integral to our business and will contribute to cash flows indefinitely;

·                  Replacement satellite applications are generally authorized by the FCC subject to certain conditions, without substantial cost under a stable regulatory, legislative and legal environment;

·                  Maintenance expenditures to obtain future cash flows are not significant;

·                  DBS licenses are not technologically dependent; and

·                  We intend to use these assets indefinitely.

We combine all our indefinite lived FCC licenses into a single unit of accounting. The analysis encompasses future cash flows from satellites transmitting from such licensed orbital locations, including revenue attributable to programming offerings from such satellites, the direct operating and subscriber acquisition costs related to such programming, and future capital costs for replacement satellites. Projected revenue and cost amounts include current and projected subscribers. In conducting our annual impairment test in 2010, we determined that the estimated fair value of the FCC licenses, calculated using a discounted cash flow analysis, exceeded their carrying amounts.

Other Investment Securities

Generally, we account for our unconsolidated equity investments under either the equity method or cost method of accounting. Because these equity securities are generally not publicly traded, it is not practical to regularly estimate the fair value of the investments; however, these investments are subject to an evaluation for other-than-temporary impairment on a quarterly basis. This quarterly evaluation consists of reviewing, among other things, company business plans and current financial statements, if available, for factors that may indicate an impairment of our investment. Such factors may include, but are not limited to, cash flow concerns, material litigation, violations of debt covenants and changes in business strategy. The fair value of these equity investments is not estimated unless there are identified changes in circumstances that may indicate an impairment exists and these changes are likely to have a significant adverse effect on the fair value of the investment. When impairments occur related to our foreign investments, any cumulative translation adjustment associated with these investments will remain in “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit)” on our Consolidated Balance Sheets until the investments are sold or otherwise liquidated; at which time, they will be released into our Consolidated Statements of Operations and Comprehensive Income (Loss).

Long-Term Deferred Revenue, Distribution and Carriage Payments

Certain programmers provide us up-front payments. Such amounts are deferred and recognized as reductions to “Subscriber-related expenses” on a straight-line basis over the relevant remaining contract term (generally up to 10 years). The current and long-term portions of these deferred credits are recorded in our Consolidated Balance Sheets in “Deferred revenue and other” and “Long-term deferred revenue, distribution and carriage payments and other long-term liabilities,” respectively.

Sales Taxes

We account for sales taxes imposed on our goods and services on a net basis in our Consolidated Statements of Operations and Comprehensive Income (Loss). Since we primarily act as an agent for the governmental authorities, the amount charged to the customer is collected and remitted directly to the appropriate jurisdictional entity.

Income Taxes

We establish a provision for income taxes currently payable or receivable and for income tax amounts deferred to future periods. Deferred tax assets and liabilities are recorded for the estimated future tax effects of differences that exist between the book and tax basis of assets and liabilities. Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that such net deferred tax assets will not be realized.

Accounting for Uncertainty in Income Taxes

From time to time, we engage in transactions where the tax consequences may be subject to uncertainty. We record a liability when, in management’s judgment, a tax filing position does not meet the more likely than not threshold. For tax positions that meet the more likely than not threshold, we may record a liability depending on management’s assessment of how the tax position will ultimately be settled. We adjust our estimates periodically for ongoing examinations by and settlements with various taxing authorities, as well as changes in tax laws, regulations and precedent. We classify interest and penalties, if any, associated with our uncertain tax positions as a component of “Interest expense, net of amounts capitalized” and “Other, net,” respectively.

Fair Value of Financial Instruments

The carrying value for cash and cash equivalents, marketable investment securities, trade accounts receivable, net of allowance for doubtful accounts, and current liabilities is equal to or approximates fair value due to their short-term nature.

Fair values for our publicly traded debt securities are based on quoted market prices. The fair values of our private debt is estimated based on an analysis in which we evaluate market conditions, related securities, various public and private offerings, and other publicly available information. In performing this analysis, we make various assumptions, among other things, regarding credit spreads, and the impact of these factors on the value of the notes. See Note 7 for the fair value of our long-term debt.

Deferred Debt Issuance Costs

Costs of issuing debt are generally deferred and amortized to interest expense ratably over the terms of the respective notes (see Note 7).

Revenue Recognition

We recognize revenue when an arrangement exists, prices are determinable, collectibility is reasonably assured and the goods or services have been delivered. Revenue from our subscription television services is recognized when programming is broadcast to subscribers. Payments received from subscribers in advance of the broadcast or service period are recorded as “Deferred revenue and other” in our Consolidated Balance Sheets until earned. For certain of our promotions relating to our receiver systems and HD programming, subscribers are charged an upfront fee. A portion of this fee may be deferred and recognized over the estimated subscriber life for new subscribers or the estimated remaining life for existing subscribers ranging from 18 months to five years. Revenue from advertising sales is recognized when the related services are performed.

Subscriber fees for equipment rental, including DVRs, additional outlets and fees for receivers with multiple tuners, and our in-home service operations are recognized as revenue as earned. Revenue from equipment sales and equipment upgrades are recognized upon shipment to customers.

Certain of our existing and new subscriber promotions include programming discounts. Programming revenues are recorded as earned at the discounted monthly rate charged to the subscriber. See “Subscriber Acquisition Costs” below for discussion regarding the accounting for costs under these promotions.

Subscriber-Related Expenses

The cost of television programming distribution rights is generally incurred on a per subscriber basis and various upfront carriage payments are recognized when the related programming is distributed to subscribers. Recently, we entered into long-term flat rate programming contracts that are charged to expense using the straight-line method over the term of the agreement.

In addition, the cost of television programming rights to distribute live sporting events for a season or tournament is charged to expense using the straight-line method over the course of the season or tournament. “Subscriber-related expenses” in our Consolidated Statements of Operations and Comprehensive Income (Loss) principally include programming expenses, costs incurred in connection with our in-home service and call center operations, billing costs, refurbishment and repair costs related to receiver systems, subscriber retention and other variable subscriber expenses. These costs are recognized as the services are performed or as incurred.

Subscriber Acquisition Costs

Subscriber acquisition costs in our Consolidated Statements of Operations and Comprehensive Income (Loss) consist of costs incurred to acquire new subscribers through third parties and our direct sales distribution channel. Subscriber acquisition costs include the following line items from our Consolidated Statements of Operations and Comprehensive Income (Loss):

·                  “Cost of sales - subscriber promotion subsidies - EchoStar” includes the cost of our receiver systems sold to retailers and other distributors of our equipment and receiver systems sold directly by us to subscribers.

·                  “Other subscriber promotion subsidies” includes net costs related to promotional incentives and costs related to installation.

·                  “Subscriber acquisition advertising” includes advertising and marketing expenses related to the acquisition of new DISH Network subscribers. Advertising costs are expensed as incurred.

We characterize amounts paid to our independent dealers as consideration for equipment installation services and for equipment buydowns (incentives and rebates) as a reduction of revenue. We expense payments for equipment installation services as “Other subscriber promotion subsidies.” Our payments for equipment buydowns represent a partial or complete return of the dealer’s purchase price and are, therefore, netted against the proceeds received from the dealer. We report the net cost from our various sales promotions through our independent dealer network as a component of “Other subscriber promotion subsidies.” Net proceeds from the sale of subscriber related equipment pursuant to our subscriber acquisition promotions are not recognized as revenue.

Equipment Lease Programs

DISH Network subscribers have the choice of leasing or purchasing the satellite receiver and other equipment necessary to receive our programming. Most of our new subscribers choose to lease equipment and thus we retain title to such equipment. Equipment leased to new and existing subscribers is capitalized and depreciated over their estimated useful lives.

Foreign Currency Translation

The functional currency of the majority of our foreign subsidiaries is the U.S. dollar because their sales and purchases are predominantly denominated in that currency.  However, for our subsidiaries where the functional currency is the local currency, we translate assets and liabilities into U.S. dollars at the period-end exchange rate and revenues and expenses based on the exchange rates at the time such transactions arise, if known, or at the average rate for the period.  The difference is recorded to equity as a component of other comprehensive income (loss).  Financial assets and liabilities denominated in currencies other than the functional currency are recorded at the exchange rate at the time of the transaction and subsequent gains and losses related to changes in the foreign currency are included in “Other, net” income or expense in our Consolidated Statements of Operations and Comprehensive Income (Loss).  Net transaction gains (losses) during 2010, 2009 and 2008 were not significant.

New Accounting Pronouncements

Revenue Recognition - Multiple-Deliverable Arrangements

In October 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2009-13 (“ASU 2009-13”), Revenue Recognition - Multiple-Deliverable Revenue Arrangements. ASU 2009-13 changes the requirements for establishing separate units of accounting in a multiple deliverable arrangement and requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price. This standard is effective January 1, 2011.  We do not expect the adoption of ASU 2009-13 to have a material impact on our financial position or results of operations.

Statements of Cash Flow Data	12 Months Ended
Dec. 31, 2010
Statements of Cash Flow Data
Statements of Cash Flow Data

3.     Statements of Cash Flow Data

The following presents our supplemental cash flow statement disclosure.

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Cash paid for interest	$472,586	$357,419	$375,763
Capitalized interest	—	—	5,607
Cash received for interest	13,744	13,985	52,755
Cash paid for income taxes	12,978	12,384	34,814
Cash paid for income taxes to DISH	428,591	400,468	602,282
Vendor financing	40,000	—	23,314
Satellite and other assets financed under capital lease obligations	5,282	140,109	1,155
Net assets contributed in connection with the Spin-off, excluding cash and cash equivalents	—	—	1,005,553

Marketable Investment Securities, Restricted Cash and Other Investment Securities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Marketable Investment Securities, Restricted Cash and Other Investment Securities
Marketable Investment Securities, Restricted Cash and Other Investment Securities

3.              Marketable Investment Securities and Restricted Cash

Our marketable investment securities, restricted cash and other investment securities consist of the following:

	As of
	June 30,	December 31,
	2011	2010
	(In thousands)
Marketable investment securities:
Current marketable investment securities - VRDNs	$1,130,264	$1,021,697
Current marketable investment securities - other	814,358	571,214
Total current marketable investment securities	1,944,622	1,592,911
Restricted marketable investment securities (1)	55,274	59,638
Total marketable investment securities	1,999,896	1,652,549

Restricted cash and cash equivalents (1)	57,279	72,757

Total marketable investment securities and restricted cash	$2,057,175	$1,725,306

(1)        Restricted marketable investment securities and restricted cash and cash equivalents are included in “Restricted cash and marketable investment securities” on our Condensed Consolidated Balance Sheets.

Marketable Investment Securities

Our marketable investment securities portfolio consists of various debt instruments, all of which are classified as available-for-sale.

Current Marketable Investment Securities - VRDNs

Variable rate demand notes (“VRDNs”) are long-term floating rate municipal bonds with embedded put options that allow the bondholder to sell the security at par plus accrued interest.  All of the put options are secured by a pledged liquidity source.  Our VRDN portfolio is comprised of investments in many municipalities, which are backed by financial institutions or other highly rated companies that serve as the pledged liquidity source.  While they are classified as marketable investment securities, the put option allows VRDNs to be liquidated generally on a same day or on a five business day settlement basis.

Current Marketable Investment Securities - Other

Our current marketable investment securities portfolio includes investments in various debt instruments including corporate and government bonds.

Restricted Cash and Marketable Investment Securities

As of June 30, 2011 and December 31, 2010, our restricted marketable investment securities, together with our restricted cash, included amounts required as collateral for our letters of credit or surety bonds and for our litigation with ESPN (See Note 8).

Unrealized Gains (Losses) on Marketable Investment Securities

As of June 30, 2011 and December 31, 2010, we had accumulated net unrealized gains of  $4 million and  $4 million, both net of related tax effect, respectively, as a part of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit).” A full valuation allowance has been established against any deferred taxes that are capital in nature. The components of our available-for-sale investments are detailed in the table below.

	As of June 30, 2011				As of December 31, 2010
	Marketable				Marketable
	Investment	Unrealized			Investment	Unrealized
	Securities	Gains	Losses	Net	Securities	Gains	Losses	Net
	(In thousands)
Debt securities:
VRDNs	$1,130,264	$—	$—	$—	$1,021,697	$—	$—	$—
Other (including restricted)	869,632	5,929	(1,660)	4,269	630,852	4,905	(1,140)	3,765
Total marketable investment securities	$1,999,896	$5,929	$(1,660)	$4,269	$1,652,549	$4,905	$(1,140)	$3,765

As of June 30, 2011, restricted and non-restricted marketable investment securities include debt securities of  $1.819 billion with contractual maturities of one year or less and  $181 million with contractual maturities greater than one year.  Actual maturities may differ from contractual maturities as a result of our ability to sell these securities prior to maturity.

Marketable Investment Securities in a Loss Position

The following table reflects the length of time that the individual securities, accounted for as available-for-sale, have been in an unrealized loss position, aggregated by investment category.  As of June 30, 2011 and December 31, 2010, the unrealized losses on our investments in debt securities primarily represent investments in mortgage backed securities.  We do not intend to sell our investments in these debt securities before they recover or mature, and it is more likely than not that we will hold these investments until that time.  In addition, we are not aware of any specific factors indicating that the underlying issuers of these debt securities would not be able to pay interest as it becomes due or repay the principal at maturity.  Therefore, we believe that these changes in the estimated fair values of these marketable investment securities are related to temporary market fluctuations.

	Primary	As of June 30, 2011
	Reason for	Total	Less than Six Months		Six to Nine Months		Nine Months or More
Investment	Unrealized	Fair	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Category	Loss	Value	Value	Loss	Value	Loss	Value	Loss
		(In thousands)
Debt securities	Temporary market fluctuations	$399,836	$394,347	$(1,231)	$1,278	$(2)	$4,211	$(427)
Total		$399,836	$394,347	$(1,231)	$1,278	$(2)	$4,211	$(427)

		As of December 31, 2010
		(In thousands)
Debt securities	Temporary market fluctuations	$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)
Total		$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)

Fair Value Measurements

We determine fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.  Market or observable inputs are the preferred source of values, followed by unobservable inputs or assumptions based on hypothetical transactions in the absence of market inputs. We apply the following hierarchy in determining fair value:

·                  Level 1, defined as observable inputs being quoted prices in active markets for identical assets;

·                  Level 2, defined as observable inputs other than quoted prices included in Level 1, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

·                  Level 3, defined as unobservable inputs for which little or no market data exists, consistent with reasonably available assumptions made by other participants therefore requiring assumptions based on the best information available.

Our assets measured at fair value on a recurring basis were as follows:

	As of
	June 30, 2011				December 31, 2010
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	(In thousands)
Debt securities:
VRDNs	$1,130,264	$—	$1,130,264	$—	$1,021,697	$—	$1,021,697	$—
Other (including restricted)	869,632	—	869,632	—	630,852	10,738	620,114	—
Total marketable investment securities	$1,999,896	$—	$1,999,896	$—	$1,652,549	$10,738	$1,641,811	$—

Gains and Losses on Sales and Changes in Carrying Values of Investments

“Other, net” income and expense included on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) includes other changes in the carrying amount of our marketable and non-marketable investments as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
Other Income (Expense):	2011	2010	2011	2010
	(In thousands)
Other investment securities - gains (losses) on sales	$—	$—	$10,000	$—
Marketable investment securities - unrealized gains (losses) on investments accounted for at fair value	(1,243)	—	1,210	—
Other	174	123	289	251
Total	$(1,069)	$123	$11,499	$251

4.     Marketable Investment Securities, Restricted Cash and Other Investment Securities

Our marketable investment securities, restricted cash and other investment securities consist of the following:

	As of December 31,
	2010	2009
	(In thousands)
Marketable investment securities:
Current marketable investment securities - VRDNs	$1,021,697	$963,913
Current marketable investment securities - other	571,214	745,218
Total current marketable investment securities	1,592,911	1,709,131
Restricted marketable investment securities (1)	59,638	11,042
Total marketable investment securities	1,652,549	1,720,173

Restricted cash and cash equivalents (1)	72,757	117,432

Total marketable investment securities and restricted cash	$1,725,306	$1,837,605

(1)       Restricted marketable investment securities and restricted cash and cash equivalents are included in “Restricted cash and marketable investment securities” on our Consolidated Balance Sheets.

Marketable Investment Securities

Our marketable investment securities portfolio consists of various debt instruments, all of which are classified as available-for-sale (see Note 2).

Current Marketable Investment Securities - VRDNs

Variable rate demand notes (“VRDNs”) are long-term floating rate municipal bonds with embedded put options that allow the bondholder to sell the security at par plus accrued interest. All of the put options are secured by a pledged liquidity source. Our VRDN portfolio is comprised of investments in many municipalities, which are backed by financial institutions or other highly rated companies that serve as the pledged liquidity source. While they are classified as marketable investment securities, the put option allows VRDNs to be liquidated generally on a same day or on a five business day settlement basis.

Current Marketable Investment Securities - Other

Our current marketable investment securities portfolio includes investments in various debt instruments including corporate and government bonds.

Restricted Cash and Marketable Investment Securities

As of December 31, 2010 and 2009, our restricted marketable investment securities, together with our restricted cash, included amounts required as collateral for our letters of credit or surety bonds. Restricted cash and marketable investment securities as of December 31, 2010 and 2009 included  $62 million related to our litigation with Tivo, respectively.

Unrealized Gains (Losses) on Marketable Investment Securities

As of December 31, 2010 and 2009, we had accumulated net unrealized gains of  $4 million net of related tax effect, respectively, as a part of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit).” A full valuation allowance has been established against any deferred taxes that are capital in nature. The components of our available-for-sale investments are detailed in the table below.

	As of December 31,
	2010				2009
	Marketable				Marketable
	Investment	Unrealized			Investment	Unrealized
	Securities	Gains	Losses	Net	Securities	Gains	Losses	Net
	(In thousands)
Debt securities:
VRDNs	$1,021,697	$—	$—	$—	$963,913	$1	$(3)	$(2)
Other (including restricted)	630,852	4,905	(1,140)	3,765	756,260	5,336	(1,501)	3,835
Total marketable investment securities	$1,652,549	$4,905	$(1,140)	$3,765	$1,720,173	$5,337	$(1,504)	$3,833

As of December 31, 2010, restricted and non-restricted marketable investment securities include debt securities of  $1.578 billion with contractual maturities of one year or less and  $75 million with contractual maturities greater than one year. Actual maturities may differ from contractual maturities as a result of our ability to sell these securities prior to maturity.

Marketable Investment Securities in a Loss Position

The following table reflects the length of time that the individual securities, accounted for as available-for-sale, have been in an unrealized loss position, aggregated by investment category. As of December 31, 2010 and 2009, the unrealized losses on our investments in debt securities primarily represent investments in mortgage backed securities. We do not intend to sell our investments in these debt securities before they recover or mature, and it is more likely than not that we will hold these investments until that time. In addition, we are not aware of any specific factors indicating that the underlying issuers of these debt securities would not be able to pay interest as it becomes due or repay the principal at maturity. Therefore, we believe that these changes in the estimated fair values of these marketable investment securities are related to temporary market fluctuations.

	Primary	As of December 31, 2010
	Reason for	Total	Less than Six Months		Six to Nine Months		Nine Months or More
Investment	Unrealized	Fair	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Category	Loss	Value	Value	Loss	Value	Loss	Value	Loss
		(In thousands)
Debt securities	Temporary market fluctuations	$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)
Total		$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)

		As of December 31, 2009
		(In thousands)
Debt securities	Temporary market fluctuations	$190,760	$144,819	$(277)	$6,892	$(41)	$39,049	$(1,186)
Total		$190,760	$144,819	$(277)	$6,892	$(41)	$39,049	$(1,186)

Fair Value Measurements

We determine fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Market or observable inputs are the preferred source of values, followed by unobservable inputs or assumptions based on hypothetical transactions in the absence of market inputs. We apply the following hierarchy in determining fair value:

·                  Level 1, defined as observable inputs being quoted prices in active markets for identical assets;

·                  Level 2, defined as observable inputs other than quoted prices included in Level 1, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

·                  Level 3, defined as unobservable inputs for which little or no market data exists, consistent with reasonably available assumptions made by other participants, therefore requiring assumptions based on the best information available.

Our assets measured at fair value on a recurring basis were as follows:

DISH DBS CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

	As of December 31,
	2010				2009
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	(In thousands)
Debt securities:
VRDNs	$1,021,697	$—	$1,021,697	$—	$963,913	$—	$963,913	$—
Other (including restricted)	630,852	10,738	620,114	—	756,260	11,042	745,218	—
Total marketable investment securities	$1,652,549	$10,738	$1,641,811	$—	$1,720,173	$11,042	$1,709,131	$—

Gains and Losses on Sales and Changes in Carrying Values of Investments

“Other, net” income and expense included on our Consolidated Statements of Operations and Comprehensive Income (Loss) includes other changes in the carrying amount of our marketable and non-marketable investments as follows:

	For the Years Ended December 31,
Other Income (Expense):	2010	2009	2008
	(In thousands)
Marketable investment securities - other-than-temporary impairments	$—	$—	$(11,247)
Other investment securities - other-than-temporary impairments	—	(18,933)	—
Other investment securities - gains (losses) on sales	—	—	53,473
Other	581	(196)	3,165
Total	$581	$(19,129)	$45,391

Inventory	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Inventory
Inventory

4.     Inventory

Inventory consists of the following:

	As of
	June 30,	December 31,
	2011	2010
	(In thousands)
Finished goods - DBS	$316,322	$304,552
Raw materials	80,471	143,100
Work-in-process - used	30,658	36,186
Work-in-process - new	2,507	3,208
Total inventory	$429,958	$487,046

5.     Inventory

Inventory consists of the following:

	As of December 31,
	2010	2009
	(In thousands)
Finished goods - DBS	$304,552	$199,189
Raw materials	143,100	60,837
Work-in-process - used	36,186	34,204
Work-in-process - new	3,208	1,720
Total inventory	$487,046	$295,950

As of December 31, 2010 our inventory balance was  $487 million, an increase of  $191 million.  The increase was due to fewer gross subscriber additions than anticipated in 2010.  In addition, the inventory balance at December 31, 2009 was lower than normal due to more gross subscriber additions and less churn than forecasted during the second half of 2009.

Property and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Property and Equipment
Property and Equipment

5.     Property and Equipment

Depreciation and Amortization Expense

Depreciation and amortization expense consists of the following:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Equipment leased to customers	$189,030	$225,348	$372,017	$430,746
Satellites	32,087	25,699	64,178	47,882
Buildings, furniture, fixtures, equipment and other	13,021	13,321	26,069	25,232
Total depreciation and amortization	$234,138	$264,368	$462,264	$503,860

Cost of sales and operating expense categories included in our accompanying Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) do not include depreciation expense related to satellites or equipment leased to customers.

Satellites

We currently utilize 13 satellites in geostationary orbit approximately 22,300 miles above the equator, six of which we own. We currently utilize capacity on five satellites from EchoStar, which are accounted for as operating leases. See Note 10 for further discussion of our satellite leases with EchoStar. We also lease two satellites from third parties, which are accounted for as capital leases and are depreciated over the shorter of the economic life or the term of the satellite agreement.

Operation of our subscription television service requires that we have adequate satellite transmission capacity for the programming we offer.  Moreover, current competitive conditions require that we continue to expand our offering of new programming, particularly by expanding local high definition (“HD”) coverage and offering more HD national channels.  While we generally have had in-orbit satellite capacity sufficient to transmit our existing channels and some backup capacity to recover the transmission of certain critical programming, our backup capacity is limited.

In the event of a failure or loss of any of our satellites, we may need to acquire or lease additional satellite capacity or relocate one of our other satellites and use it as a replacement for the failed or lost satellite. Such a failure could result in a prolonged loss of critical programming or a significant delay in our plans to expand programming as necessary to remain competitive and thus may have a material adverse effect on our business, financial condition and results of operations.

Prior to 2011, certain satellites in our fleet experienced anomalies, some of which have had a significant adverse impact on their remaining useful life and/or commercial operation. There can be no assurance that future anomalies will not further impact the remaining useful life and/or commercial operation of any of these satellites. See “Long-Lived Satellite Assets” below for further discussion of evaluation of impairment. There can be no assurance that we can recover critical transmission capacity in the event one or more of our in-orbit satellites were to fail. We do not anticipate carrying insurance for any of the in-orbit satellites that we use, and we will bear the risk associated with any in-orbit satellite failures. Recent developments with respect to certain of our satellites are discussed below.

Leased Satellites

EchoStar VIII.  EchoStar VIII was designed to operate 32 DBS transponders in the continental United States at approximately 120 watts per channel, switchable to 16 DBS transponders operating at approximately 240 watts per channel.  EchoStar VIII was also designed with spot-beam technology.  This satellite has experienced several anomalies prior to 2011 and during January 2011, the satellite experienced an anomaly, which temporarily disrupted electrical power to some components causing an interruption of broadcast service.  In addition, one of the two on board computers used to control the satellite failed in connection with this anomaly.  None of these anomalies has impacted the commercial operation or estimated useful life of the satellite.  However, there can be no assurance that this anomaly or any future anomalies will not reduce its useful life or impact its commercial operation.

Long-Lived Satellite Assets

We evaluate our satellite fleet for impairment as one asset group and test for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  While certain of the anomalies discussed above, and previously disclosed, may be considered to represent a significant adverse change in the physical condition of an individual satellite, based on the redundancy designed within each satellite and considering the asset grouping, these anomalies are not considered to be significant events that would require evaluation for impairment recognition.  Unless and until a specific satellite is abandoned or otherwise determined to have no service potential, the net carrying amount related to the satellite would not be written off.

6.     Property and Equipment

Property and equipment consists of the following:

	Depreciable
	Life	As of December 31,
	(In Years)	2010	2009
		(In thousands)
Equipment leased to customers	2-5	$3,495,360	$3,295,298
EchoStar I	12	201,607	201,607
EchoStar VII	12	177,000	177,000
EchoStar X	12	177,192	177,192
EchoStar XI	12	200,198	200,198
EchoStar XIV	15	316,518	—
EchoStar XV	15	277,533	—
Satellites acquired under capital lease agreements	10-15	499,819	499,819
Furniture, fixtures, equipment and other	1-10	480,217	454,048
Buildings and improvements	1-40	69,165	65,306
Land	—	3,760	3,760
Construction in progress	—	16,844	13,686
Total property and equipment		5,915,213	5,087,914
Accumulated depreciation		(2,684,364)	(2,486,734)
Property and equipment, net		$3,230,849	$2,601,180

Construction in progress consists of the following:

	As of December 31,
	2010	2009
	(In thousands)
Software related projects	$3,469	$7,440
Other	13,375	6,246
Construction in progress	$16,844	$13,686

Depreciation and amortization expense consists of the following:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Equipment leased to customers	$822,442	$799,169	$827,599
Satellites	110,510	86,430	89,435
Buildings, furniture, fixtures, equipment and other	50,408	54,115	83,196
Total depreciation and amortization	$983,360	$939,714	$1,000,230

Cost of sales and operating expense categories included in our accompanying Consolidated Statements of Operations and Comprehensive Income (Loss) do not include depreciation expense related to satellites or equipment leased to customers.

The cost of our satellites includes capitalized interest of  $6 million during the year ended December 31, 2008. We did not record any capitalized interest during the years ended December 31, 2010 or 2009.

Satellites

We currently utilize 13 satellites in geostationary orbit approximately 22,300 miles above the equator, six of which we own. We currently utilize capacity on five satellites from EchoStar, which are accounted for as operating leases. We also lease two satellites from third parties, which are accounted for as capital leases and are depreciated over the shorter of the economic life or the term of the satellite agreement.

			Original
		Degree	Useful
	Launch	Orbital	Life	Lease Term
Satellites	Date	Location	(Years)	(Years)
Owned:
EchoStar I (1)	December 1995	77	12
EchoStar VII	February 2002	119	12
EchoStar X	February 2006	110	12
EchoStar XI	July 2008	110	12
EchoStar XIV	March 2010	119	15
EchoStar XV	July 2010	61.5	15

Leased from EchoStar:
EchoStar VI (1)	July 2000	77	12
EchoStar VIII (1)(2)	August 2002	77	12
EchoStar IX (1)(2)(3)	August 2003	121	12
EchoStar XII (1)	July 2003	61.5	10
Nimiq 5 (1)(2)	September 2009	72.7	10	10

Leased from Other Third Party:
Anik F3	April 2007	118.7	15	15
Ciel II	December 2008	129	10	10

Under Construction:
Leased from EchoStar
QuetzSat-1	Late 2011	77	10	10
EchoStar XVI	2012	61.5	10	10

(1)         See Note 15 for further discussion of our Related Party Agreements.

(2)         We lease a portion of the capacity on these satellites.

(3)         Leased on a month to month basis.

EchoStar XIV.  Our EchoStar XIV satellite was launched on March 20, 2010 and commenced commercial operations at the 119 degree orbital location during May 2010.  EchoStar XIV has both spot beam capabilities and the ability to provide service to the entire continental United States (“CONUS”) that has allowed us, among other things, to expand our HD offerings.

EchoStar XV.  Our EchoStar XV satellite was launched on July 10, 2010 and commenced commercial operations at the 61.5 degree orbital location during August 2010.  EchoStar XV is a CONUS satellite that has allowed us, among other things, to expand our HD offerings.  EchoStar XV is expected to be used as an in-orbit spare when EchoStar XVI commences commercial operations during the second half of 2012.

Satellite Anomalies

Operation of our programming service requires that we have adequate satellite transmission capacity for the programming we offer. Moreover, current competitive conditions require that we continue to expand our offering of new programming, particularly by expanding local HD coverage and offering more HD national channels. While we generally have had in-orbit satellite capacity sufficient to transmit our existing channels and some backup capacity to recover the transmission of certain critical programming, our backup capacity is limited.

In the event of a failure or loss of any of our satellites, we may need to acquire or lease additional satellite capacity or relocate one of our other satellites and use it as a replacement for the failed or lost satellite. Such a failure could result in a prolonged loss of critical programming or a significant delay in our plans to expand programming as necessary to remain competitive and thus may have a material adverse effect on our business, financial condition and results of operations.

Prior to 2010, certain satellites in our fleet experienced anomalies, some of which have had a significant adverse impact on their remaining useful life and/or commercial operation. There can be no assurance that future anomalies will not further impact the remaining useful life and/or commercial operation of any of these satellites. See “Long-Lived Satellite Assets” below for further discussion of evaluation of impairment. There can be no assurance that we can recover critical transmission capacity in the event one or more of our in-orbit satellites were to fail. We do not anticipate carrying insurance for any of the in-orbit satellites that we use, and we will bear the risk associated with any in-orbit satellite failures. Recent developments with respect to certain of our satellites are discussed below.

Owned Satellites

EchoStar VII.  EchoStar VII, which is being used as an in-orbit spare, was designed with four gyros, of which three are required to properly control the positioning of the satellite.  During October 2010, EchoStar VII experienced an anomaly which caused one of its gyros to temporarily stop functioning.  Testing during December 2010 confirmed that this gyro is functioning again.  In addition, during July 2010, EchoStar VII experienced a thruster anomaly.  Thrusters control spacecraft location and maintain spacecraft pointing.  While these anomalies did not reduce the estimated useful life of the satellite to less than 12 years or impact commercial operation of the satellite, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

EchoStar X.  EchoStar X was designed with 49 spot beams which use up to 42 active 140 watt traveling wave tube amplifiers (“TWTAs”) and 24 solar array circuits, of which approximately 22 are required to assure full power for the original minimum 12-year useful life of the satellite.  During May and September of 2010, EchoStar X experienced anomalies which affected seven solar array circuits reducing the number of functional solar array circuits to 17.  While these anomalies did not reduce the estimated useful life of the satellite to less than 12 years or impact commercial operation of the satellite based on the satellite’s current configuration, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

Leased Satellites

EchoStar VI.  EchoStar VI was designed with 108 solar array strings, of which approximately 102 are required to assure full power availability for the original minimum 12-year useful life of the satellite.  During March and August of 2010, EchoStar VI experienced anomalies resulting in the loss of 24 solar array strings, reducing the number of functional solar array strings to 84. While these anomalies did not reduce the estimated useful life of the satellite to less than 12 years, commercial operation has been impacted and there can be no assurance that future anomalies will not reduce its useful life or further impact its commercial operation.  The satellite was designed to operate 32 DBS transponders in CONUS at approximately 125 watts per channel, switchable to 16 DBS transponders operating at approximately 250 watts per channel.  The power reduction resulting from the solar array failures currently limits us to operating 24 DBS transponders in CONUS at approximately 125 watts per channel, switchable to 12 DBS transponders operating at approximately 250 watts per channel.  The number of transponders to which power can be provided is expected to decline in the future at the rate of approximately one transponder every three years.

EchoStar VIII.  EchoStar VIII was designed to operate 32 DBS transponders in CONUS at approximately 120 watts per channel, switchable to 16 DBS transponders operating at approximately 240 watts per channel.  EchoStar VIII was also designed with spot-beam technology.  This satellite has experienced several anomalies prior to 2011, but none have reduced its useful life or impacted its commercial operation.  During January 2011, the satellite experienced an anomaly, which temporarily disrupted electrical power to some components causing an interruption of broadcast service.  Testing is being performed to determine if this anomaly will reduce the satellite’s useful life or impact its commercial operations.  There can be no assurance that this anomaly or any future anomalies will not reduce its useful life or impact its commercial operation.

Long-Lived Satellite Assets.  We evaluate our satellite fleet for impairment as one asset group and test for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  While certain of the anomalies discussed above, and previously disclosed, may be considered to represent a significant adverse change in the physical condition of an individual satellite, based on the redundancy designed within each satellite and considering the asset grouping, these anomalies are not considered to be significant events that would require evaluation for impairment recognition.  Unless and until a specific satellite is abandoned or otherwise determined to have no service potential, the net carrying amount related to the satellite would not be written off.

FCC Authorizations.  We currently do not have any satellites positioned at the 148 degree orbital location as a result of the retirement of EchoStar V.  While we have requested the necessary approval from the FCC for the continued use of this orbital location, there can be no assurance that the FCC will determine that our proposed future use of this orbital location complies fully with all licensing requirements.  If the FCC decides to revoke this license, we may be required to write-off its  $68 million carrying value.

Long-Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Long-Term Debt
Long-Term Debt

6.     Long-Term Debt

6 3/4% Senior Notes due 2021

On May 5, 2011, we issued  $2.0 billion aggregate principal amount of our ten-year, 6 3/4% Senior Notes due June 1, 2021 at an issue price of 99.093%.  Interest accrues at an annual rate of 6 3/4% and is payable semi-annually in cash, in arrears on June 1 and December 1 of each year, commencing on December 1, 2011.

The 6 3/4% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.  Prior to June 1, 2014, we may also redeem up to 35% of each of the 6 3/4% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 6 3/4% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 3/4% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 3/4% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

Fair Value of our Long-Term Debt

The following table summarizes the carrying and fair values of our debt facilities as of June 30, 2011 and December 31, 2010:

	As of
	June 30, 2011		December 31, 2010
	Carrying		Carrying
	Value	Fair Value	Value	Fair Value
	(In thousands)
6 3/8% Senior Notes due 2011 (1)	$1,000,000	$1,010,000	$1,000,000	$1,032,500
7 % Senior Notes due 2013	500,000	538,750	500,000	532,815
6 5/8% Senior Notes due 2014	1,000,000	1,062,500	1,000,000	1,032,500
7 3/4% Senior Notes due 2015	750,000	813,750	750,000	798,750
7 1/8% Senior Notes due 2016	1,500,000	1,595,625	1,500,000	1,548,600
7 7/8% Senior Notes due 2019	1,400,000	1,519,000	1,400,000	1,463,000
6 3/4% Senior Notes due 2021	2,000,000	2,012,140	—	—
Mortgages and other notes payable	75,072	75,072	77,965	77,965
Subtotal	$8,225,072	$8,626,837	$6,227,965	$6,486,130
Capital lease obligations (2)	276,341	NA	286,971	NA
Total long-term debt and capital lease obligations (including current portion)	$8,501,413		$6,514,936

(1)	Our 6 3/8% Senior Notes with an aggregate principal balance of $1.0 billion mature on October 1, 2011.
(2)	Disclosure regarding fair value of capital leases is not required.

7.     Long-Term Debt

6 3/8% Senior Notes due 2011

The 6 3/8% Senior Notes mature October 1, 2011. Interest accrues at an annual rate of 6 3/8% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 6 3/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 6 3/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 3/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional indebtedness or enter into sale and leaseback transactions;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 3/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7% Senior Notes due 2013

The 7% Senior Notes mature October 1, 2013. Interest accrues at an annual rate of 7% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 7% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

6 5/8% Senior Notes due 2014

The 6 5/8% Senior Notes mature October 1, 2014. Interest accrues at an annual rate of 6 5/8% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 6 5/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 6 5/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 5/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional indebtedness or enter into sale and leaseback transactions;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 5/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 3/4% Senior Notes due 2015

The 7 3/4% Senior Notes mature May 31, 2015. Interest accrues at an annual rate of 7 3/4% and is payable semi-annually in cash, in arrears on May 31 and November 30 of each year.

The 7 3/4% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest. Prior to May 31, 2011, we may also redeem up to 35% of each of the 7 3/4% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 7 3/4% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7 3/4% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 3/4% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 1/8% Senior Notes due 2016

The 7 1/8% Senior Notes mature February 1, 2016. Interest accrues at an annual rate of 7 1/8% and is payable semi-annually in cash, in arrears on February 1 and August 1 of each year.

The 7 1/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7 1/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7 1/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 1/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 7/8% Senior Notes due 2019

On August 17, 2009, we issued  $1.0 billion aggregate principal amount of our ten-year, 7 7/8% Senior Notes due September 1, 2019 at an issue price of 97.467%. Interest accrues at an annual rate of 7 7/8% and is payable semi-annually in cash, in arrears on March 1 and September 1 of each year.

On October 5, 2009, we issued  $400 million aggregate principal amount of additional 7 7/8% Senior Notes due 2019 at an issue price of 101.750% plus accrued interest from August 17, 2009. These notes were issued as additional notes under the indenture, dated as of August 17, 2009, pursuant to which we issued the  $1.0 billion discussed above. These notes and the notes previously issued under the related indenture will be treated as a single class of debt securities.

The 7 7/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest. Prior to September 1, 2012, we may also redeem up to 35% of each of the 7 7/8% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 7 7/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The Indenture related to the 7 7/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 7/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

Interest on Long-Term Debt

		Annual
	Semi-Annual	Debt Service
	Payment Dates	Requirements
		(In thousands)
6 3/8% Senior Notes due 2011	April 1 and October 1	$63,750
7% Senior Notes due 2013	April 1 and October 1	$35,000
6 5/8% Senior Notes due 2014	April 1 and October 1	$66,250
7 3/4% Senior Notes due 2015	May 31 and November 30	$58,125
7 1/8% Senior Notes due 2016	February 1 and August 1	$106,875
7 7/8% Senior Notes due 2019	March 1 and September 1	$110,250

Our ability to meet our debt service requirements will depend on, among other factors, the successful execution of our business strategy, which is subject to uncertainties and contingencies beyond our control.

Fair Value of our Long-Term Debt

The following table summarizes the carrying and fair values of our debt facilities as of December 31, 2010 and 2009:

	As of December 31,
	2010		2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In thousands)
6 3/8% Senior Notes due 2011	$1,000,000	$1,032,500	$1,000,000	$1,028,750
7 % Senior Notes due 2013	500,000	532,815	500,000	515,000
6 5/8% Senior Notes due 2014	1,000,000	1,032,500	1,000,000	1,010,000
7 3/4% Senior Notes due 2015	750,000	798,750	750,000	789,375
7 1/8% Senior Notes due 2016	1,500,000	1,548,600	1,500,000	1,548,750
7 7/8% Senior Notes due 2019	1,400,000	1,463,000	1,400,000	1,473,500
Mortgages and other notes payable	77,965	77,965	42,107	42,107
Subtotal	6,227,965	$6,486,130	6,192,107	$6,407,482
Capital lease obligations (1)	286,971		304,457
Total long-term debt and capital lease obligations (including current portion)	$6,514,936		$6,496,564

(1)      Disclosure regarding fair value of capital leases is not required.

Other Long-Term Debt and Capital Lease Obligations

Other long-term debt and capital lease obligations consist of the following:

	As of December 31,
	2010	2009
	(In thousands)
Satellites and other capital lease obligations	$286,971	$304,457
8% note payable for EchoStar VII satellite vendor financing, payable over 13 years from launch	7,577	8,773
6% note payable for EchoStar X satellite vendor financing, payable over 15 years from launch	10,862	11,704
6% note payable for EchoStar XI satellite vendor financing, payable over 15 years from launch	15,951	16,748
6% note payable for EchoStar XIV satellite vendor financing, payable over 15 years from launch	22,000	—
6% note payable for EchoStar XV satellite vendor financing, payable over 15 years from launch	18,000	—
Mortgages and other unsecured notes payable due in installments through 2017 with interest rates ranging from approximately 2% to 13%	3,575	4,882
Total	364,936	346,564
Less current portion	(30,895)	(26,518)
Other long-term debt and capital lease obligations, net of current portion	$334,041	$320,046

Capital Lease Obligations

Anik F3. Anik F3, an FSS satellite, was launched and commenced commercial operation during April 2007. This satellite is accounted for as a capital lease and depreciated over the term of the satellite service agreement. We have leased 100% of the Ku-band capacity on Anik F3 for a period of 15 years.

Ciel II. Ciel II, a Canadian DBS satellite, was launched in December 2008 and commenced commercial operation during February 2009. This satellite is accounted for as a capital lease and depreciated over the term of the satellite service agreement. We have leased 100% of the capacity on Ciel II for an initial ten-year term.

As of December 31, 2010 and 2009, we had  $500 million capitalized for the estimated fair value of satellites acquired under capital leases included in “Property and equipment, net,” with related accumulated depreciation of  $109 million and  $66 million, respectively. In our Consolidated Statements of Operations and Comprehensive Income (Loss), we recognized  $43 million,  $40 million and  $15 million in depreciation expense on satellites acquired under capital lease agreements during the years ended December 31, 2010, 2009 and 2008, respectively.

Future minimum lease payments under the capital lease obligation, together with the present value of the net minimum lease payments as of December 31, 2010 are as follows (in thousands):

For the Years Ending December 31,
2011	$82,184
2012	77,110
2013	75,970
2014	75,970
2015	75,970
Thereafter	390,239
Total minimum lease payments	777,443
Less: Amount representing lease of the orbital location and estimated executory costs (primarily insurance and maintenance) including profit thereon, included in total minimum lease payments	(357,982)
Net minimum lease payments	419,461
Less: Amount representing interest	(132,490)
Present value of net minimum lease payments	286,971
Less: Current portion	(24,801)
Long-term portion of capital lease obligations	$262,170

The summary of future maturities of our outstanding long-term debt as of December 31, 2010 is included in the commitments table in Note 11.

Income Taxes and Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes and Accounting for Uncertainty in Income Taxes
Income Taxes and Accounting for Uncertainty in Income Taxes

8.     Income Taxes and Accounting for Uncertainty in Income Taxes

Income Taxes

Our income tax policy is to record the estimated future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported on our Consolidated Balance Sheets, as well as probable operating loss, tax credit and other carryforwards. Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that net deferred tax assets will not be realized. We periodically evaluate our need for a valuation allowance. Determining necessary valuation allowances requires us to make assessments about historical financial information as well as the timing of future events, including the probability of expected future taxable income and available tax planning opportunities.

As of December 31, 2010, we had no net operating loss carryforwards (“NOLs”) for federal income tax purposes and  $1 million of NOL benefit for state income tax purposes. The state NOLs begin to expire in the year 2020.  In addition, there are  $8 million of tax benefits related to credit carryforwards which are offset by a valuation allowance.  The credit carryforwards begin to expire in the year 2022.

DDBS and its domestic subsidiaries join with DISH in filing U.S. consolidated federal income tax returns and, in some states, combined or consolidated returns. The federal and state income tax provisions or benefits recorded by DDBS are generally those that would have been recorded if DDBS and its domestic subsidiaries had filed returns as a consolidated group independent of DISH. Cash is due and paid to DISH based on amounts that would be payable based on DDBS consolidated or combined group filings. Amounts are receivable from DISH on a basis similar to when they would be receivable from the IRS or other state taxing authorities. The amounts paid to DISH during the years ended December 31, 2010, 2009 and 2008 were  $429 million,  $400 million and  $602 million, respectively.

The components of the (provision for) benefit from income taxes are as follows:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Current (provision) benefit:
Federal	$(286,491)	$(360,974)	$(459,864)
State	(68,962)	(44,399)	(56,837)
Foreign	—	(78)	—
	(355,453)	(405,451)	(516,701)
Deferred (provision) benefit:
Federal	(195,869)	38,828	(156,589)
State	18,711	789	(19,354)
Decrease (increase) in valuation allowance	(5,701)	(7,104)	(4,302)
	(182,859)	32,513	(180,245)
Total benefit (provision)	$(538,312)	$(372,938)	$(696,946)

The actual tax provisions for 2010, 2009 and 2008 reconcile to the amounts computed by applying the statutory Federal tax rate to income before taxes as follows:

	For the Years Ended December 31,
	2010	2009	2008
	% of pre-tax (income)/loss
Statutory rate	(35.0)	(35.0)	(35.0)
State income taxes, net of Federal benefit	(2.5)	(3.4)	(2.6)
Stock option compensation	0.3	(0.2)	—
Other	1.0	1.1	(1.1)
Decrease (increase) in valuation allowance	—	(0.7)	(0.2)
Total benefit (provision) for income taxes	(36.2)	(38.2)	(38.9)

The temporary differences, which give rise to deferred tax assets and liabilities as of December 31, 2010 and 2009, are as follows:

	As of December 31,
	2010	2009
	(In thousands)
Deferred tax assets:
Unrealized losses on investments	$9,595	$9,595
Accrued expenses	255,273	174,982
Stock compensation	17,683	9,109
Deferred revenue	56,324	43,328
State taxes net of federal effect	17,941	5,250
Total deferred tax assets	356,816	242,264
Valuation allowance	(15,784)	(9,891)
Deferred tax asset after valuation allowance	341,032	232,373

Deferred tax liabilities:
Depreciation and amortization	(681,018)	(413,541)
Total deferred tax liabilities	(681,018)	(413,541)
Net deferred tax asset (liability)	$(339,986)	$(181,168)

Current portion of net deferred tax asset (liability)	281,957	189,058
Noncurrent portion of net deferred tax asset (liability)	(621,943)	(370,226)
Total net deferred tax asset (liability)	$(339,986)	$(181,168)

Accounting for Uncertainty in Income Taxes

In addition to filing federal income tax returns, we and one or more of our subsidiaries file income tax returns in all states that impose an income tax and a small number of foreign jurisdictions where we have immaterial operations. We are subject to U.S. federal, state and local income tax examinations by tax authorities for the years beginning in 1996 due to the carryover of previously incurred net operating losses. As of December 31, 2010, no taxing authority has proposed any significant adjustments to our tax positions. We have no significant current tax examinations in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	For the Years Ended December 31,
Unrecognized tax benefit	2010	2009	2008
	(In thousands)
Balance as of beginning period	$199,172	$201,271	$17,593
Additions based on tax positions related to the current year	7,382	7,952	37,583
Additions based on tax positions related to prior years	11,507	4,072	182,880
Reductions based on tax positions related to prior years	(43,141)	(6,042)	(36,785)
Reductions based on tax positions related to settlements with taxing authorities	(493)	(5,899)	—
Reductions based on tax positions related to the lapse of the statute of limitations	(4,201)	(2,182)	—
Balance as of end of period	$170,226	$199,172	$201,271

We have  $161 million in unrecognized tax benefits that, if recognized, could favorably affect our effective tax rate. We do not expect any portion of this amount to be paid or settled within the next twelve months.

Accrued interest and penalties on uncertain tax positions are recorded as a component of “Other, net” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2010, we recorded  $4 million in interest and penalty benefit to earnings.  During the years ended December 31, 2009 and 2008, we recorded  $8 million and  $5 million in interest and penalty expense to earnings, respectively.  Accrued interest and penalties were  $11 million and  $15 million at December 31, 2010 and 2009, respectively.  The above table excludes these amounts.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans
Employee Benefit Plans

9.     Employee Benefit Plans

Employee Stock Purchase Plan

Our employees participate in the DISH employee stock purchase plan (the “ESPP”), in which DISH is authorized to issue 1.8 million shares of Class A common stock.  At December 31, 2010, DISH had 0.5 million shares of Class A common stock which remain available for issuance under this plan. Substantially all full-time employees who have been employed by DISH for at least one calendar quarter are eligible to participate in the ESPP.  Employee stock purchases are made through payroll deductions.  Under the terms of the ESPP, employees may not deduct an amount which would permit such employee to purchase DISH’s capital stock under all of DISH’s stock purchase plans at a rate which would exceed  $25,000 in fair value of capital stock in any one year. The purchase price of the stock is 85% of the closing price of DISH’s Class A common stock on the last business day of each calendar quarter in which such shares of Class A common stock are deemed sold to an employee under the ESPP. During the years ended December 31, 2010, 2009 and 2008, employee purchases of Class A common stock through the ESPP totaled approximately 0.1 million, 0.2 million and 0.1 million shares, respectively.

401(k) Employee Savings Plan

DISH sponsors a 401(k) Employee Savings Plan (the “401(k) Plan”) for eligible employees. Voluntary employee contributions to the 401(k) Plan may be matched 50% by DISH, subject to a maximum annual contribution of  $1,500 per employee. Forfeitures of unvested participant balances which are retained by the 401(k) Plan may be used to fund matching and discretionary contributions. DISH also may make an annual discretionary contribution to the plan with approval by our Board of Directors, subject to the maximum deductible limit provided by the Internal Revenue Code of 1986, as amended. These contributions may be made in cash or in DISH’s stock.

The following table summarizes the expense associated with our matching contributions and discretionary contributions:

	For the Years Ended December 31,
Expense Recognized Related to the 401(k) Plan	2010	2009	2008
	(In thousands)
Matching contributions, net of forfeitures	$1,598	$6,116	$4,641
Discretionary stock contributions, net of forfeitures	$24,954	$29,004	$12,436

Stock-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation

7.     Stock-Based Compensation

Stock Incentive Plans

DISH maintains stock incentive plans to attract and retain officers, directors and key employees.  Our employees participate in the DISH stock incentive plans.  Stock awards under these plans include both performance and non-performance based stock incentives.  As of June 30, 2011, there were outstanding under these plans stock options to acquire 19.5 million shares of DISH’s Class A common stock and 1.2 million restricted stock units associated with our employees.  Stock options granted prior to and on June 30, 2011 were granted with exercise prices equal to or greater than the market value of DISH Class A common stock at the date of grant and with a maximum term of approximately ten years.  While historically DISH’s board of directors has issued stock awards subject to vesting, typically at the rate of 20% per year, some stock awards have been granted with immediate vesting and other stock awards vest only upon the achievement of certain DISH-specific objectives.  As of June 30, 2011, DISH had 73.1 million shares of its Class A common stock available for future grant under its stock incentive plans.

During December 2009, DISH paid a dividend in cash of  $2.00 per share on their outstanding Class A and Class B common stock to shareholders of record on November 20, 2009.  In light of such dividend, during February 2010, the exercise price of 16.9 million stock options, affecting approximately 400 of our employees, was reduced by  $2.00 per share (the “Stock Option Adjustment”).  Except as noted below, all information discussed below reflects the Stock Option Adjustment.

In connection with the Spin-off, as permitted by existing stock incentive plans and consistent with the Spin-off exchange ratio, each DISH stock option was converted into two stock options as follows:

·                  an adjusted DISH stock option for the same number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.831219.

·                  a new EchoStar stock option for one-fifth of the number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.843907.

Similarly, each holder of DISH restricted stock units retained his or her DISH restricted stock units and received one EchoStar restricted stock unit for every five DISH restricted stock units that they held.

Consequently, the fair value of the DISH stock award and the new EchoStar stock award immediately following the Spin-off was equivalent to the fair value of such stock award immediately prior to the Spin-off.

As of June 30, 2011, the following stock awards were outstanding:

	As of June 30, 2011
	DISH Awards		EchoStar Awards
Stock Awards Outstanding	Stock Options	Restricted Stock Units	Stock Options	Restricted Stock Units
Held by DDBS employees	19,517,884	1,214,205	914,471	55,952

DISH is responsible for fulfilling all stock awards related to DISH common stock and EchoStar is responsible for fulfilling all stock awards related to EchoStar common stock, regardless of whether such stock awards are held by our or EchoStar’s employees.  Notwithstanding the foregoing, our stock-based compensation expense, resulting from stock awards outstanding at the Spin-off date, is based on the stock awards held by our employees regardless of whether such stock awards were issued by DISH or EchoStar.  Accordingly, stock-based compensation that we expense with respect to EchoStar stock awards is included in “Additional paid-in capital” on our Condensed Consolidated Balance Sheets.

Stock Award Activity

DISH stock option activity associated with our employees was as follows:

	For the Six Months
	Ended June 30, 2011
	Options	Weighted- Average Exercise Price
Total options outstanding, beginning of period	18,447,004	$17.76
Granted	3,000,000	$28.80
Exercised	(1,112,169)	$13.05
Forfeited and cancelled	(816,951)	$18.09
Total options outstanding, end of period	19,517,884	$20.18
Performance based options outstanding, end of period (1)	9,925,225	$17.78
Exercisable at end of period	5,584,558	$22.34

(1)

These stock options, which are included in the caption “Total options outstanding, end of period,” were issued pursuant to performance based stock incentive plans. Vesting of these stock options is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

We realized tax benefits from stock awards exercised during the three and six months ended June 30, 2011 and 2010 as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Tax benefit from stock awards exercised	$5,614	$1,184	$6,409	$1,271

Based on the closing market price of DISH Class A common stock on June 30, 2011, the aggregate intrinsic value of stock options associated with our employees was as follows:

	As of June 30, 2011
	Options Outstanding	Options Exercisable
	(In thousands)
Aggregate intrinsic value	$213,585	$47,292

DISH restricted stock unit activity associated with our employees was as follows:

	For the Six Months
	Ended June 30, 2011
	Restricted Stock Awards	Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period	1,271,984	$22.06
Granted	300,000	$30.67
Vested	(6,875)	$11.09
Forfeited and cancelled	(350,904)	$27.09
Total restricted stock units outstanding, end of period	1,214,205	$23.02
Restricted performance units outstanding, end of period (1)	1,214,205	$23.02

(1)

These Restricted Performance Units, which are included in the caption “Total restricted stock units outstanding, end of period,” were issued pursuant to performance based stock incentive plans. Vesting of these Restricted Performance Units is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Long-Term Performance Based Plans

2005 LTIP. During 2005, DISH adopted a long-term, performance based stock incentive plan (the “2005 LTIP”).  The 2005 LTIP provides stock options and restricted stock units, either alone or in combination, which vest over seven years at the rate of 10% per year during the first four years, and at the rate of 20% per year thereafter.  Exercise of the stock awards is subject to a performance condition that a DISH-specific subscriber goal is achieved by March 31, 2015.

Contingent compensation related to the 2005 LTIP will not be recorded in our financial statements unless and until management concludes achievement of the performance condition is probable.  Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth.  Consequently, while it was determined that achievement of the goal was not probable as of June 30, 2011, that assessment could change at any time.

If all of the stock awards under the 2005 LTIP were vested and the goal had been met or if management had determined that achievement of the goal was probable during the six months ended June 30, 2011, we would have recorded total non-cash, stock-based compensation expense for our employees as indicated in the table below.  If the goal is met and there are unvested stock awards at that time, the vested amounts would be expensed immediately on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss), with the unvested portion recognized ratably over the remaining vesting period.

	2005 LTIP
		Vested
	Total	Portion
	(In thousands)
DISH awards held by DDBS employees	$36,323	$23,445
EchoStar awards held by DDBS employees	7,110	4,582
Total	$43,433	$28,027

2008 LTIP.  During 2008, DISH adopted a long-term, performance based stock incentive plan (the “2008 LTIP”). The 2008 LTIP provides stock options and restricted stock units, either alone or in combination, which vest based on DISH-specific subscriber and financial goals.  Exercise of the stock awards is contingent on achieving these goals by December 31, 2015.

Although no awards vest until DISH attains the performance goals, compensation related to the 2008 LTIP will be recorded based on management’s assessment of the probability of meeting the remaining goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

During the first quarter of 2011, DISH determined that the 2008 LTIP performance goals are probable of achievement.  As of June 30, 2011, 25% of the 2008 LTIP awards had vested.  We are recognizing the associated non-cash stock-based compensation expense on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the remaining 75%, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Other Employee Performance Awards.  In addition to the above long-term, performance stock incentive plans, DISH has other stock awards that vest based on certain other DISH-specific subscriber and financial goals.  Exercise of these stock awards is contingent on achieving certain performance goals.

Additional compensation related to these awards will be recorded based on management’s assessment of the probability of meeting the remaining performance goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

Although no awards vest until the performance goals are attained, DISH determined that certain goals were probable of achievement and, as a result, recorded non-cash, stock-based compensation expense for the three and six months ended June 30, 2011 and 2010, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth. Consequently, while it was determined that achievement of certain DISH-specific subscriber and financial goals was not probable as of June 30, 2011, that assessment could change at any time.

The non-cash stock-based compensation expense associated with these awards is as follows:

Estimated Remaining Non-Cash, Stock-Based Compensation Expense	2008 LTIP	Other Employee Performance Awards
	(In thousands)
Remaining expense estimated to be recognized during 2011	$3,378	$1,024
Estimated contingent expense subsequent to 2011	9,406	51,457
Total estimated remaining expense over the term of the plan	$12,784	$52,481

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
2008 LTIP	$1,495	$1,028	$14,299	$1,611
Other employee performance awards	(87)	(76)	(12)	232
Total non-cash, stock-based compensation expense recognized for performance based awards	$1,408	$952	$14,287	$1,843

Of the 19.5 million stock options and 1.2 million restricted stock units outstanding under the DISH stock incentive plans associated with our employees as of June 30, 2011, the following awards were outstanding pursuant to the performance based stock incentive plans:

	As of June 30, 2011
	Number of Awards	Weighted- Average Exercise Price
Performance Based Stock Options
2005 LTIP	2,306,000	$23.18
2008 LTIP	4,419,225	$11.17
Other employee performance awards	3,200,000	$23.01
Total	9,925,225	$17.78

Restricted Performance Units and Other
2005 LTIP	279,830
2008 LTIP	34,375
Other employee performance awards	900,000
Total	1,214,205

Stock-Based Compensation

During the six months ended June 30, 2010, we incurred  $3 million of additional non-cash, stock-based compensation cost in connection with the Stock Option Adjustment discussed previously.  This amount is included in the table below.  Total non-cash, stock-based compensation expense for all of our employees is shown in the following table for the three and six months ended June 30, 2011 and 2010 and was allocated to the same expense categories as the base compensation for such employees:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Subscriber-related	$340	$234	$1,317	$683
General and administrative	3,378	2,660	17,543	8,527
Total non-cash, stock-based compensation	$3,718	$2,894	$18,860	$9,210

As of June 30, 2011, our total unrecognized compensation cost related to the non-performance based unvested stock awards was  $33 million and includes compensation expense that we will recognize for EchoStar stock awards held by our employees as a result of the Spin-off.  This cost is based on an estimated future forfeiture rate of approximately 4.0% per year and will be recognized over a weighted-average period of approximately three years.  Share-based compensation expense is recognized based on stock awards ultimately expected to vest and is reduced for estimated forfeitures.  Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  Changes in the estimated forfeiture rate can have a significant effect on share-based compensation expense since the effect of adjusting the rate is recognized in the period the forfeiture estimate is changed.

Valuation

The fair value of each stock option for the three and six months ended June 30, 2011 and 2010 was estimated at the date of the grant using a Black-Scholes option valuation model with the following assumptions:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
Stock Options	2011	2010	2011	2010
Risk-free interest rate	1.76% - 3.18%	2.07% - 2.60%	1.76% - 3.18%	2.07% - 2.89%
Volatility factor	31.74% - 41.00%	33.33% - 36.29%	31.74% - 41.00%	33.33% - 36.29%
Expected term of options in years	4.7 - 10.0	5.7 - 7.5	4.7 - 10.0	5.7 - 7.5
Weighted-average fair value of options granted	$11.33 - $14.77	$6.83 - $7.54	$9.16 - $14.77	$6.83 - $8.14

While DISH currently does not intend to declare additional dividends on its common stock, they may elect to do so from time to time.  Accordingly, the dividend yield percentage used in the Black-Scholes option valuation model is set at zero for all periods. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded stock options which have no vesting restrictions and are fully transferable. Consequently, our estimate of fair value may differ from other valuation models. Further, the Black-Scholes option valuation model requires the input of subjective assumptions. Changes in the subjective input assumptions can materially affect the fair value estimate.

We will continue to evaluate the assumptions used to derive the estimated fair value of DISH’s stock options as new events or changes in circumstances become known.

10.  Stock-Based Compensation

Stock Incentive Plans

DISH maintains stock incentive plans to attract and retain officers, directors and key employees. Our employees participate in the DISH stock incentive plans. Stock awards under these plans include both performance and non-performance based stock incentives. As of December 31, 2010, there were outstanding under these plans stock options to acquire 18.4 million shares of DISH’s Class A common stock and 1.3 million restricted stock units associated with our employees. Stock options granted prior to and on December 31, 2010 were granted with exercise prices equal to or greater than the market value of DISH Class A common stock at the date of grant and with a maximum term of approximately ten years. While historically DISH’s board of directors has issued stock awards subject to vesting, typically at the rate of 20% per year, some stock awards have been granted with immediate vesting and other stock awards vest only upon the achievement of certain DISH-specific objectives. As of December 31, 2010, DISH had 76.2 million shares of its Class A common stock available for future grant under its stock incentive plans.

During December 2009, DISH paid a dividend in cash of  $2.00 per share on their outstanding Class A and Class B common stock to shareholders of record on November 20, 2009. In light of such dividend, during February 2010, the exercise price of 16.9 million stock options, affecting approximately 400 of our employees, was reduced by  $2.00 per share (the “Stock Option Adjustment”). Except as noted below, all information discussed below reflects the Stock Option Adjustment.

In connection with the Spin-off, as permitted by existing stock incentive plans and consistent with the Spin-off exchange ratio, each DISH stock option was converted into two stock options as follows:

·                  an adjusted DISH stock option for the same number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.831219.

·                  a new EchoStar stock option for one-fifth of the number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.843907.

Similarly, each holder of DISH restricted stock units retained his or her DISH restricted stock units and received one EchoStar restricted stock unit for every five DISH restricted stock units that they held.

Consequently, the fair value of the DISH stock award and the new EchoStar stock award immediately following the Spin-off was equivalent to the fair value of such stock award immediately prior to the Spin-off.

As of December 31, 2010, the following stock awards were outstanding:

	As of December 31, 2010
	DISH Awards		EchoStar Awards
Stock Awards Outstanding	Stock Options	Restricted Stock Units	Stock Options	Restricted Stock Units
Held by DDBS employees	18,447,004	1,271,984	1,037,974	58,784

DISH is responsible for fulfilling all stock awards related to DISH common stock and EchoStar is responsible for fulfilling all stock awards related to EchoStar common stock, regardless of whether such stock awards are held by our or EchoStar’s employees. Notwithstanding the foregoing, our stock-based compensation expense, resulting from stock awards outstanding at the Spin-off date, is based on the stock awards held by our employees regardless of whether such stock awards were issued by DISH or EchoStar. Accordingly, stock-based compensation that we expense with respect to EchoStar stock awards is included in “Additional paid-in capital” on our Consolidated Balance Sheets.

Exercise prices for DISH stock options outstanding and exercisable associated with our employees as of December 31, 2010 are as follows:

			Options Outstanding			Options Exercisable
			Number Outstanding as of December 31,	Weighted- Average Remaining Contractual	Weighted- Average Exercise	Number Exercisable as of December 31,	Weighted- Average Remaining Contractual	Weighted- Average Exercise
			2010	Life	Price	2010	Life	Price
$—	—	$10.00	6,203,472	7.26	$9.09	593,272	7.55	$9.09
$10.00	—	$15.00	1,031,414	7.73	$13.99	107,102	7.15	$13.89
$15.00	—	$20.00	2,532,838	9.18	$18.15	46,999	7.25	$17.80
$20.00	—	$25.00	5,713,713	4.74	$22.42	2,716,113	4.09	$22.81
$25.00	—	$30.00	2,426,412	5.89	$26.54	1,572,614	5.40	$26.36
$30.00	—	$35.00	480,655	5.77	$33.77	266,253	5.27	$33.58
$35.00	—	$40.00	58,500	6.68	$36.79	23,400	6.64	$36.72
$—	—	$40.00	18,447,004	6.55	$17.76	5,325,753	5.02	$22.70

Stock Award Activity

DISH stock option activity associated with our employees was as follows:

	For the Years Ended December 31,
	2010		2009		2008
	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price
Total options outstanding, beginning of period (1)	18,094,235	$20.86	18,267,950	$21.86	14,786,967	$22.80
Granted	2,450,500	$18.34	3,077,000	$15.69	7,998,500	$13.67
Exercised	(408,231)	$9.99	(233,795)	$10.95	(669,117)	$20.74
Forfeited and cancelled	(1,689,500)	$21.69	(3,016,920)	$22.44	(3,848,400)	$12.92
Total options outstanding, end of period	18,447,004	$17.76	18,094,235	$20.86	18,267,950	$21.86
Performance based options outstanding, end of period (2)	9,907,250	$15.29	8,253,500	$16.27	9,094,250	$16.28
Exercisable at end of period	5,325,753	$22.70	5,722,735	$28.36	4,898,400	$30.00

(1)	The beginning of period weighted-average exercise price of $20.86 does not reflect the Stock Option Adjustment, which occurred subsequent to December 31, 2009.
(2)

These stock options, which are included in the caption “Total options outstanding, end of period,” were issued pursuant to performance-based stock incentive plans. Vesting of these stock options is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

We realized tax benefits from stock awards exercised during the years ended December 31, 2010, 2009 and 2008 as follows:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Tax benefit from stock awards exercised	$1,665	$1,116	$2,905

Based on the closing market price of DISH Class A common stock on December 31, 2010, the aggregate intrinsic value of stock options associated with our employees was as follows:

	As of December 31, 2010
	Options Outstanding	Options Exercisable
	(In thousands)
Aggregate intrinsic value	$75,225	$6,973

DISH restricted stock unit activity associated with our employees was as follows:

	For the Years Ended December 31,
	2010		2009		2008
	Restricted Stock Units	Weighted- Average Grant Date Fair Value	Restricted Stock Units	Weighted- Average Grant Date Fair Value	Restricted Stock Units	Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period	857,719	$25.04	987,625	$24.88	1,008,636	$26.38
Granted	600,000	$18.15	6,666	$11.11	88,322	$11.09
Exercised	—	$—	(38,072)	$22.76	(30,000)	$26.66
Forfeited and cancelled	(185,735)	$23.07	(98,500)	$23.33	(79,333)	$28.33
Total restricted stock units outstanding, end of period	1,271,984	$22.06	857,719	$25.04	987,625	$24.88
Restricted Performance Units outstanding, end of period (1)	1,271,984	$22.06	857,719	$25.04	917,625	$24.78

(1)

These Restricted Performance Units, which are included in the caption “Total restricted stock units outstanding, end of period,” were issued pursuant to performance-based stock incentive plans. Vesting of these Restricted Performance Units is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Long-Term Performance-Based Plans

2005 LTIP. During 2005, DISH adopted a long-term, performance-based stock incentive plan (the “2005 LTIP”). The 2005 LTIP provides stock options and restricted stock units, either alone or in combination, which vest over seven years at the rate of 10% per year during the first four years, and at the rate of 20% per year thereafter. Exercise of the stock awards is subject to a performance condition that a DISH-specific subscriber goal is achieved by March 31, 2015.

Contingent compensation related to the 2005 LTIP will not be recorded in our financial statements unless and until management concludes achievement of the performance condition is probable. Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth. Consequently, while it was determined that achievement of the goal was not probable as of December 31, 2010, that assessment could change at any time.

If all of the stock awards under the 2005 LTIP were vested and the goal had been met or if management had determined that achievement of the goal was probable during the year ended December 31, 2010, we would have recorded total non-cash, stock-based compensation expense for our employees as indicated in the table below. If the goal is met and there are unvested stock awards at that time, the vested amounts would be expensed immediately on our Consolidated Statements of Operations and Comprehensive Income (Loss), with the unvested portion recognized ratably over the remaining vesting period.

	2005 LTIP
	Total	Vested Portion
	(In thousands)
DISH awards held by DDBS employees	$38,134	$20,533
EchoStar awards held by DDBS employees	7,466	4,013
Total	$45,600	$24,546

2008 LTIP. During 2008, DISH adopted a long-term, performance-based stock incentive plan (the “2008 LTIP”). The 2008 LTIP provides stock options and restricted stock units, either alone or in combination, which vest based on DISH-specific subscriber and financial goals. Exercise of the stock awards is contingent on achieving these goals by December 31, 2015.

Although no awards vest until DISH attains the performance goals, compensation related to the 2008 LTIP will be recorded based on management’s assessment of the probability of meeting the remaining goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

DISH determined that 25% of the 2008 LTIP performance goals were probable of achievement, of which 10% of the goals have been fully achieved.  As a result, we recorded non-cash, stock-based compensation expense for the years ended December 31, 2010 and 2009, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Other Employee Performance Awards.  In addition to the above long-term, performance stock incentive plans, DISH has other stock awards that vest based on certain other DISH-specific subscriber and financial goals.  Exercise of these stock awards is contingent on achieving certain performance goals.

Additional compensation related to these awards will be recorded based on management’s assessment of the probability of meeting the remaining performance goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

Although no awards vest until the performance goals are attained, DISH determined that certain goals were probable of achievement and, as a result, recorded non-cash, stock-based compensation expense for the years ended December 31, 2010 and 2009, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth.  Consequently, while it was determined that achievement of certain DISH-specific subscriber and financial goals was not probable as of December 31, 2010, that assessment could change at any time.

Estimated Remaining Non-Cash, Stock-Based Compensation Expense	2008 LTIP	Other Employee Performance Awards (1)
	(In thousands)
Expense estimated to be recognized during 2011	$1,065	$271
Estimated contingent expense subsequent to 2011	26,378	25,273
Total estimated remaining expense over the term of the plan	$27,443	$25,544

(1)

Certain long-term, performance stock awards expired without vesting during the first quarter of 2011. As a result, the non-cash, stock-based compensation expense associated with those awards is excluded from this table.

	For the Years Ended December 31,
Non-Cash, Stock-Based Compensation Expense Recognized	2010	2009	2008
	(In thousands)
2008 LTIP	$2,984	$3,560	$—
Other employee performance awards	271	234	—
Total non-cash, stock-based compensation expense recognized for performance-based awards	$3,255	$3,794	$—

Of the 18.4 million stock options and 1.3 million restricted stock units outstanding under the DISH stock incentive plans associated with our employees as of December 31, 2010, the following awards were outstanding pursuant to the performance based stock incentive plans:

	As of December 31, 2010
	Number of Awards	Weighted- Average Exercise Price
Performance Based Stock Options
2005 LTIP	2,414,000	$23.27
2008 LTIP	5,493,250	$10.64
Other employee performance awards	2,000,000	$18.41
Total	9,907,250	$15.29

Restricted Performance Units and Other
2005 LTIP	293,996
2008 LTIP	45,750
Other employee performance awards	932,238
Total	1,271,984

Stock-Based Compensation

During the year ended December 31, 2010, we incurred  $3 million of additional non-cash, stock-based compensation cost in connection with the Stock Option Adjustment discussed previously. This amount is included in the table below.

Total non-cash, stock-based compensation expense for all of our employees is shown in the following table for the years ended December 31, 2010, 2009 and 2008 and was allocated to the same expense categories as the base compensation for such employees:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Subscriber-related	$1,160	$1,069	$797
General and administrative	14,227	11,158	14,552
Total non-cash, stock-based compensation	$15,387	$12,227	$15,349

As of December 31, 2010, our total unrecognized compensation cost related to the non-performance based unvested stock awards was  $20 million and includes compensation expense that we will recognize for EchoStar stock awards held by our employees as a result of the Spin-off. This cost is based on an estimated future forfeiture rate of approximately 3.7% per year and will be recognized over a weighted-average period of approximately three years. Share-based compensation expense is recognized based on stock awards ultimately expected to vest and is reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Changes in the estimated forfeiture rate can have a significant effect on share-based compensation expense since the effect of adjusting the rate is recognized in the period the forfeiture estimate is changed.

Valuation

The fair value of each stock award for the years ended December 31, 2010, 2009 and 2008 was estimated at the date of the grant using a Black-Scholes option valuation model with the following assumptions:

For the Years Ended December 31,
Stock options	2010	2009	2008
Risk-free interest rate	1.50% - 2.89%	1.70% - 3.19%	1.00% - 3.42%
Volatility factor	33.33% - 38.63%	29.72% - 45.97%	19.98% - 39.90%
Expected term of options in years	5.2 - 7.5	3.0 - 7.3	3.0 - 7.5
Weighted-average fair value of options granted	$6.83 - $8.14	$3.86 - $8.29	$3.12 - $8.72

In December 2009, DISH paid a  $2.00 cash dividend per share on its outstanding Class A and Class B common stock.  While DISH currently does not intend to declare additional dividends on its common stock, they may elect to do so from time to time.  Accordingly, the dividend yield percentage used in the Black-Scholes option valuation model is set at zero for all periods. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded stock options which have no vesting restrictions and are fully transferable. Consequently, our estimate of fair value may differ from other valuation models. Further, the Black-Scholes option valuation model requires the input of subjective assumptions. Changes in the subjective input assumptions can materially affect the fair value estimate. Therefore, we do not believe the existing models provide as reliable a single measure of the fair value of stock-based compensation awards as a market-based model would.

We will continue to evaluate the assumptions used to derive the estimated fair value of DISH’s stock options as new events or changes in circumstances become known.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

8.     Commitments and Contingencies

Commitments

On May 5, 2011, we issued  $2.0 billion aggregate principal amount of our ten-year, 6 3/4% Senior Notes due June 1, 2021 at an issue price of 99.093%.  Interest accrues at an annual rate of 6 3/4% and is payable semi-annually in cash, in arrears on June 1 and December 1 of each year, commencing on December 1, 2011.

TiVo.  DISH is responsible for making future payments to TiVo of  $190 million in six equal annual installments between 2012 and 2017 related to the TiVo settlement.  See further discussion under “TiVo Inc.” below.

Guarantees

In connection with the Spin-off, we distributed certain satellite lease agreements to EchoStar and remained the guarantor under those capital leases for payments totaling approximately  $245 million over approximately the next four years.

In addition, during the third quarter 2009, EchoStar entered into a new satellite transponder service agreement for Nimiq 5 through 2024.  We sublease this capacity from EchoStar and DISH guarantees a certain portion of its obligation under this agreement through 2019.  As of June 30, 2011, the remaining obligation under this agreement is the guarantee of  $529 million.

As of June 30, 2011, we have not recorded a liability on the balance sheet for any of these guarantees.

Contingencies

Separation Agreement

In connection with the Spin-off, DISH entered into a separation agreement with EchoStar that provides, among other things, for the division of certain liabilities, including liabilities resulting from litigation.  Under the terms of the separation agreement, EchoStar has assumed certain liabilities that relate to its business including certain designated liabilities for acts or omissions prior to the Spin-off.  Certain specific provisions govern intellectual property related claims under which, generally, EchoStar will only be liable for its acts or omissions following the Spin-off and DISH will indemnify EchoStar for any liabilities or damages resulting from intellectual property claims relating to the period prior to the Spin-off as well as our acts or omissions following the Spin-off.

Litigation

We are involved in a number of legal proceedings (including those described below) concerning matters arising in connection with the conduct of our business activities.  Many of these proceedings are at preliminary stages, and many of these cases seek an indeterminate amount of damages.  We regularly evaluate the status of legal proceedings in which we are involved, to assess whether a loss is probable or there is a reasonable possibility that a loss or additional loss may have been incurred and determine if accruals are appropriate.  We further evaluate each legal proceeding to assess whether an estimate of the possible loss or range of possible loss can be made, if accruals are not appropriate.

For certain cases described below, management is unable to provide a meaningful estimate of the possible loss or range of possible loss because, among other reasons, (i) the proceedings are in various stages; (ii) damages have not been sought; (iii) damages are unsupported and/or exaggerated; (iv) there is uncertainty as to the outcome of pending appeals or motions; (v) there are significant factual issues to be resolved; and/or (vi) there are novel legal issues or unsettled legal theories to be presented or a large number of parties (as with many patent-related cases).  For these cases, however, management does not believe, based on currently available information, that the outcomes of these proceedings will have a material adverse effect on our financial condition, though the outcomes could be material to our operating results for any particular period, depending, in part, upon the operating results for such period.

Broadcast Innovation, L.L.C.

During 2001, Broadcast Innovation, L.L.C. (“Broadcast Innovation”) filed a lawsuit against us, DirecTV, Thomson Consumer Electronics and others in United States District Court in Denver, Colorado.  Broadcast Innovation is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The suit alleges infringement of United States Patent Nos. 6,076,094 (the ‘094 patent) and 4,992,066 (the ‘066 patent).  The ‘094 patent relates to certain methods and devices for transmitting and receiving data along with specific formatting information for the data.  The ‘066 patent relates to certain methods and devices for providing the scrambling circuitry for a pay television system on removable cards.  Subsequently, DirecTV and Thomson settled with Broadcast Innovation leaving us as the only defendant.

During 2004, the District Court issued an order finding the ‘066 patent invalid.  Also in 2004, the District Court found the ‘094 patent invalid in a parallel case filed by Broadcast Innovation against Charter and Comcast.  In 2005, the United States Court of Appeals for the Federal Circuit overturned that finding of invalidity with respect to the ‘094 patent and remanded the Charter case back to the District Court.  During June 2006, Charter filed a reexamination request with the United States Patent and Trademark Office.  The District Court has stayed the Charter case pending reexamination, and our case has been stayed pending resolution of the Charter case.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Channel Bundling Class Action

During 2007, a purported class of cable and satellite subscribers filed an antitrust action against us in the United States District Court for the Central District of California.  The suit also names as defendants DirecTV, Comcast, Cablevision, Cox, Charter, Time Warner, Inc., Time Warner Cable, NBC Universal, Viacom, Fox Entertainment Group and Walt Disney Company.  The suit alleges, among other things, that the defendants engaged in a conspiracy to provide customers with access only to bundled channel offerings as opposed to giving customers the ability to purchase channels on an “a la carte” basis.  On October 16, 2009, the District Court granted defendants’ motion to dismiss with prejudice.  The plaintiffs have appealed.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

ESPN

During 2008, we filed a lawsuit against ESPN, Inc., ESPN Classic, Inc., ABC Cable Networks Group, Soapnet L.L.C. and International Family Entertainment (collectively, “ESPN”) for breach of contract in New York State Supreme Court.  Our complaint alleges that ESPN failed to provide us with certain high-definition feeds of the Disney Channel, ESPN News, Toon and ABC Family. ESPN asserted a counterclaim, and then filed a motion for summary judgment, alleging that we owed approximately  $35 million under the applicable affiliation agreements.  We brought a motion to amend our complaint to assert that ESPN was in breach of certain most-favored-nation provisions under the applicable affiliation agreements.  On April 15, 2009, the New York State Supreme Court granted our motion to amend the complaint, and granted, in part, ESPN’s motion on the counterclaim, finding that we are liable for some of the amount alleged to be owing but that the actual amount owing is disputed.  We appealed the partial grant of ESPN’s motion to the New York State Supreme Court, Appellate Division, First Department.  After the partial grant of ESPN’s motion, ESPN sought an additional  $30 million under the applicable affiliation agreements.  On March 15, 2010, the New York State Supreme Court affirmed the prior grant of ESPN’s motion and ruled that we owe the full amount of approximately  $66 million under the applicable affiliation agreement.  On December 29, 2010, the New York State Supreme Court, Appellate Division, First Department affirmed the partial grant of ESPN’s motion on the counterclaim.  As of December 31, 2010, we had  $42 million recorded as a “Litigation accrual” on our Condensed Consolidated Balance Sheets.

On June 21, 2011, the First Department affirmed the New York Supreme Court’s ruling that we owe approximately  $66 million under the applicable affiliation agreements.  We intend to seek leave to appeal that decision to New York’s highest court, the New York Court of Appeals.  As a result of the First Department’s ruling, during the three and six months ended June 30, 2011, we recorded  $24 million of “Litigation Expense” on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) and increased our “Litigation accrual” to a total of  $66 million as of June 30, 2011.  This reflects our estimated exposure for ESPN’s counterclaim.  We intend to vigorously prosecute and defend this case.

Ganas L.L.C.

During August 2010, Ganas, L.L.C. (“Ganas”) filed suit against us, Sabre Holdings Corporation, SAP America, Inc., SAS Institute Inc., Scottrade, Inc., TD Ameritrade, Inc., The Charles Schwab Corporation, TiVo Inc., Unicoi Systems Inc., Xerox Corporation, Adobe Systems Inc., AOL Inc., Apple Inc., Axibase Corporation, DirecTV, E*Trade Securities L.L.C., Exinda Networks, Fidelity Brokerage Services L.L.C., Firstrade Securities Inc., Hewlett-Packard Company, iControl Inc., International Business Machines Corporation and JPMorgan Chase & Co. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos.  7,136,913, 7,325,053, and 7,734,756.  The patents relate to hypertext transfer protocol and simple object access protocol.  Ganas is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Katz Communications

During 2007, Ronald A. Katz Technology Licensing, L.P. (“Katz”) filed a patent infringement action against us in the United States District Court for the Northern District of California.  The suit alleges infringement of 19 patents owned by Katz.  The patents relate to interactive voice response, or IVR, technology.  The case has been transferred and consolidated for pretrial purposes in the United States District Court for the Central District of California by order of the Judicial Panel on Multidistrict Litigation.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

NorthPoint Technology

On July 2, 2009, NorthPoint Technology, Ltd. filed suit against us, EchoStar and DirecTV in the United States District Court for the Western District of Texas alleging infringement of United States Patent No. 6,208,636 (the ‘636 patent).  The ‘636 patent relates to the use of multiple low-noise block converter feedhorns, or LNBFs, which are antennas used for satellite reception.  On April 21, 2011, the US Patent and Trademark Office issued an order granting reexamination of the ‘636 patent.  On June 21, 2011, the District Court entered summary judgment in our favor, finding that all asserted claims of the ‘636 patent are invalid.  The plaintiff has appealed.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Olympic Developments

On January 20, 2011, Olympic Developments AG, LLC (“Olympic”) filed suit against us, Atlantic Broadband, Inc., Bright House Networks, LLC, Cable One, Inc., Cequel Communications Holdings I, LLC, CSC Holdings, LLC, GCI Communication Corp., Insight Communications Company, Inc., Knology, Inc., Mediacom Communications Corporation and RCN Telecom Services, LLC in the United States District Court for the Central District of California alleging infringement of  United States Patent Nos. 5,475,585 and 6,246,400.  The patents relate to on-demand services.  Olympic is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  On June 13, 2011, the case was transferred to the Northern District of California.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Personalized Media Communications

During 2008, Personalized Media Communications, Inc. (“PMC”) filed suit against us, EchoStar and Motorola Inc. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 4,694,490; 5,109,414; 4,965,825; 5,233,654; 5,335,277; and 5,887,243, which relate to satellite signal processing.  PMC is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  Subsequently, Motorola Inc. settled with PMC leaving EchoStar and us as the only defendants.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Retailer Class Actions

During 2000, lawsuits were filed by retailers in Colorado state and federal courts attempting to certify nationwide classes on behalf of certain of our retailers.  The plaintiffs requested that the Courts declare certain provisions of, and changes to, alleged agreements between us and the retailers invalid and unenforceable, and to award damages for lost incentives and payments, charge backs and other compensation.  On September 20, 2010, we agreed to a settlement of both lawsuits that provides, among other things, for mutual releases of the claims underlying the litigation, payment by us of up to  $60 million, and the option for certain class members to elect to reinstate certain monthly incentive payments, which the parties agreed have an aggregate maximum value of  $23 million.  We cannot predict with any degree of certainty how many class members will elect to reinstate these monthly incentive payments.  As a result, a  $60 million “Litigation accrual” was recorded as of December 31, 2010 on our Condensed Consolidated Balance Sheets.  On February 9, 2011, the court granted final approval of the settlement, and we made a  $60 million settlement payment on April 28, 2011.

Suomen Colorize Oy

During October 2010, Suomen Colorize Oy (“Suomen”) filed suit against DISH Network L.L.C., our indirect wholly owned subsidiary, and EchoStar in the United States District Court for the Middle District of Florida alleging infringement of United States Patent No. 7,277,398.  Suomen is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The abstract of the patent states that the claims are directed to a method and terminal for providing services in a telecommunication network.  The action has been transferred to the United States District Court for the District of Colorado.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Technology Development Licensing

On January 22, 2009, Technology Development and Licensing L.L.C. (“TDL”) filed suit against us and EchoStar in the United States District Court for the Northern District of Illinois alleging infringement of United States Patent No. Re. 35,952, which relates to certain favorite channel features.  TDL is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  In July 2009, the Court granted our motion to stay the case pending two reexamination petitions before the Patent and Trademark Office.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

TiVo Inc.

In connection with DISH’s litigation with TiVo Inc. (“TiVo”), which is described in our periodic reports filed with the Securities and Exchange Commission, including in our annual report on Form 10-K for the year ended December 31, 2010 under the caption “Item 3.   Legal Proceedings - TiVo Inc.,” on April 20, 2011, the U.S. Court of Appeals for the Federal Circuit vacated the District Court’s contempt ruling on infringement, articulated a new standard for determining “colorable difference” and remanded that issue back to the District Court for determination.  The Federal Circuit also vacated the District Court’s amended injunction requiring that DISH inform the court of any further attempts to design around TiVo’s United States Patent No. 6,233,389 (the ‘389 patent) and seek approval from the court before any such design-around is implemented.  The Federal Circuit also vacated the infringement damages for the period after DISH deployed its original alternative technology (although it did not foreclose that damages may be reinstated if upon remand a new court or jury decision found that the original alternative technology infringed TiVo’s ‘389 patent).  The Federal Circuit affirmed the District Court’s contempt ruling on disablement, holding that the original 2006 injunction required that DISH disable DVR functionality in all but approximately 192,000 digital set-top boxes deployed with customers (the “Disablement Provision”) and affirmed the  $90 million in contempt sanctions awarded against DISH for violating the Disablement Provision.

On April 29, 2011, DISH and EchoStar entered into a settlement agreement with TiVo.  The settlement resolves all pending litigation between DISH and EchoStar, on the one hand, and TiVo, on the other hand, including litigation relating to alleged patent infringement involving certain DISH Network digital video recorders, or DVRs, which litigation is described in our periodic reports filed with the Securities and Exchange Commission including in our annual report on Form 10-K for the year ended December 31, 2010 under the caption “Item 3.  Legal Proceedings - TiVo Inc.”

Under the settlement agreement, all pending litigation has been dismissed with prejudice and all injunctions that permanently restrain, enjoin or compel any action by DISH or EchoStar have been dissolved.  DISH and EchoStar are jointly responsible for making payments to TiVo in the aggregate amount of  $500 million, including an initial payment of  $300 million and the remaining  $200 million in six equal annual installments between 2012 and 2017.  Pursuant to the terms and conditions of the agreements entered into in connection with the Spin-off of EchoStar from DISH, DISH made the initial payment to TiVo in May 2011, except for a contribution from EchoStar totaling approximately  $10 million, representing an allocation of liability relating to EchoStar’s sales of DVR-enabled receivers to an international customer.  Future payments will be allocated between DISH and EchoStar based on historical sales of certain licensed products, with DISH being responsible for 95% of each annual payment.

As previously disclosed, our total litigation accrual for TiVo was  $517 million as of December 31, 2010.  As a result of the settlement agreement, we reversed  $335 million of this accrual and made a payment of approximately  $290 million for our portion of the initial payment to TiVo.  Of this amount, approximately  $182 million relates to prior periods and the remaining  $108 million represents a prepayment.  Our  $108 million prepayment and our  $190 million share of the remaining payments, a total of  $298 million, will be expensed ratably as a subscriber-related expense from April 1, 2011 through July 31, 2018, the expiration date of the ‘389 patent.  In connection with our TiVo settlement, TiVo agreed to advertise and market certain of our products and services.  As a result,  $6 million was recognized as a reduction of litigation expense and we recorded a pre-paid marketing asset on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) and our Condensed Consolidated Balance Sheets, respectively.

In addition, under the settlement agreement, TiVo granted DISH a license under its ‘389 patent and certain related patents, for the remaining life of those patents, with respect to DISH-branded and co-branded products and services.

DISH and EchoStar, on the one hand, and TiVo, on the other hand, have also agreed on mutual releases of certain related claims and agreed not to challenge each other’s DVR technology-related patents that are licensed under the settlement agreement.

Because both DISH and EchoStar were defendants in the TiVo lawsuit, DISH and EchoStar were jointly and severally liable to TiVo for any final damages and sanctions that could have been awarded by the District Court.  As previously disclosed, DISH determined that it was obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit.  EchoStar contributed an amount equal to its  $5 million intellectual property liability limit under the receiver agreement.  DISH and EchoStar further agreed that EchoStar’s  $5 million contribution would not exhaust EchoStar’s liability to us for other intellectual property claims that may arise under the receiver agreement. DISH and EchoStar also agreed that DISH and EchoStar would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.  Any amounts that EchoStar is responsible for under the settlement agreement with TiVo are in addition to the  $5 million contribution previously made by EchoStar.

Voom

In January 2008, Voom HD Holdings (“Voom”) filed a lawsuit against us in New York Supreme Court, alleging breach of contract and other claims arising from our termination of the affiliation agreement governing carriage of certain Voom HD channels on the DISH Network satellite TV service.  At that time, Voom also sought a preliminary injunction to prevent us from terminating the agreement.  The Court denied Voom’s request, finding, among other things, that Voom had not demonstrated that it was likely to prevail on the merits.  In April 2010, we and Voom each filed motions for summary judgment.  Voom later filed two motions seeking discovery sanctions.  On November 9, 2010, the Court issued a decision denying both motions for summary judgment, but granting Voom’s motions for discovery sanctions.  The Court’s decision provides for an adverse inference jury instruction at trial and precludes our damages expert from testifying at trial.  We appealed the grant of Voom’s motion for discovery sanctions to the New York State Supreme Court, Appellate Division, First Department.  On February 15, 2011, the appellate Court granted our motion to stay the trial pending our appeal.  Oral argument on the appeal took place on April 27, 2011.  Voom is claiming over  $2.5 billion in damages.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Other

In addition to the above actions, we are subject to various other legal proceedings and claims which arise in the ordinary course of business, including, among other things, disputes with programmers regarding fees.  In our opinion, the amount of ultimate liability with respect to any of these actions is unlikely to materially affect our financial position, results of operations or liquidity.

11.  Commitments and Contingencies

Commitments

As of December 31, 2010, future maturities of our long-term debt, capital lease and contractual obligations are summarized as follows:

	Payments due by period
	Total	2011	2012	2013	2014	2015	Thereafter
	(In thousands)
Long-term debt obligations	$6,227,965	$1,006,094	$6,444	$506,114	$1,005,778	$756,160	$2,947,375
Capital lease obligations	286,971	24,801	21,700	22,630	24,881	27,339	165,620
Interest expense on long-term debt and capital lease obligations	2,443,097	467,758	401,896	399,672	362,274	264,500	546,997
Satellite-related obligations	2,416,671	229,492	242,308	250,749	230,731	230,514	1,232,877
Operating lease obligations	115,533	48,647	31,739	19,232	8,355	3,077	4,483
Purchase obligations	1,917,381	1,022,932	256,998	253,947	240,543	136,701	6,260
Total	$13,407,618	$2,799,724	$961,085	$1,452,344	$1,872,562	$1,418,291	$4,903,612

The “Satellite-related obligations” in our Form 10-K for the year ended December 31, 2009 as filed on March 9, 2010 inadvertently excluded the EchoStar XVI ten-year satellite lease commitment, which was agreed to in December 2009, and is expected to commence during the fourth quarter of 2012.  The obligations associated with this lease would have increased the previously reported “Satellite-related obligations” during 2012, 2013, 2014, and thereafter by approximately  $18 million,  $72 million,  $72 million and  $553 million, respectively.  These amounts are included in the table above.

In certain circumstances the dates on which we are obligated to make these payments could be delayed. These amounts will increase to the extent we procure insurance for our satellites or contract for the construction, launch or lease of additional satellites.

The table above does not include  $170 million of liabilities associated with unrecognized tax benefits which were accrued, discussed in Note 8, and are included on our Consolidated Balance Sheets as of December 31, 2010. We do not expect any portion of this amount to be paid or settled within the next twelve months.

We entered into a commitment following December 31, 2010 relating to DBSD North America, which is not included in the table above. See Note 16 for further discussion.

Satellite-Related Obligations

Satellites Under Construction. As of December 31, 2010, we have agreed to lease capacity on two satellites from EchoStar that are currently under construction. Future commitments related to these satellites are included in the table above under “Satellite-related obligations.”

·                  QuetzSat-1. During 2008, we entered into a ten-year transponder service agreement with EchoStar to lease capacity on QuetzSat-1, a DBS satellite, which is expected to be launched during the second half of 2011.

·                  EchoStar XVI. During December 2009, we entered into a ten-year transponder service agreement with EchoStar to lease all of the capacity on EchoStar XVI, a DBS satellite, which is expected to be launched during the second half of 2012.

Guarantees

In connection with the Spin-off, we distributed certain satellite lease agreements to EchoStar and remained the guarantor under those capital leases for payments totaling approximately  $290 million over approximately the next four years that are not included in the table above.

In addition, during the third quarter of 2009, EchoStar entered into a new satellite transponder service agreement for Nimiq 5 through 2024. We sublease this capacity from EchoStar and DISH guarantees a certain portion of its obligation under this agreement through 2019. As of December 31, 2010, the remaining obligation under this agreement, including the guarantee of  $553 million, is included in the table above.

As of December 31, 2010, we have not recorded a liability on the balance sheet for any of these guarantees.

Purchase Obligations

Our 2011 purchase obligations primarily consist of binding purchase orders for receiver systems and related equipment, digital broadcast operations, satellite and transponder leases, engineering and for products and services related to the operation of our DISH Network. Our purchase obligations also include certain guaranteed fixed contractual commitments to purchase programming content. Our purchase obligations can fluctuate significantly from period to period due to, among other things, management’s control of inventory levels, and can materially impact our future operating asset and liability balances, and our future working capital requirements.

Programming Contracts

In the normal course of business, we enter into contracts to purchase programming content in which our payment obligations are fully contingent on the number of subscribers to whom we provide the respective content. These programming commitments are not included in the “Commitments” table above. The terms of our contracts typically range from one to ten years with annual rate increases. Our programming expenses will continue to increase to the extent we are successful growing our subscriber base. In addition, our margins may face further downward pressure from price increases and the renewal of long term programming contracts on less favorable pricing terms.

Rent Expense

Total rent expense for operating leases was  $263 million,  $189 million and  $204 million in 2010, 2009 and 2008, respectively.

Patents and Intellectual Property

Many entities, including some of our competitors, now have and may in the future obtain patents and other intellectual property rights that cover or affect products or services directly or indirectly related to those that we offer. We may not be aware of all patents and other intellectual property rights that our products may potentially infringe. Damages in patent infringement cases can include a tripling of actual damages in certain cases. Further, we cannot estimate the extent to which we may be required in the future to obtain licenses with respect to patents held by others and the availability and cost of any such licenses. Various parties have asserted patent and other intellectual property rights with respect to components within our direct broadcast satellite system. We cannot be certain that these persons do not own the rights they claim, that our products do not infringe on these rights, that we would be able to obtain licenses from these persons on commercially reasonable terms or, if we were unable to obtain such licenses, that we would be able to redesign our products to avoid infringement.

Contingencies

In connection with the Spin-off, DISH entered into a separation agreement with EchoStar, which provides, among other things, for the division of certain liabilities, including liabilities resulting from litigation. Under the terms of the separation agreement, EchoStar has assumed certain liabilities that relate to its business including certain designated liabilities for acts or omissions prior to the Spin-off. Certain specific provisions govern intellectual property related claims under which, generally, EchoStar will only be liable for its acts or omissions following the Spin-off and DISH will indemnify EchoStar for any liabilities or damages resulting from intellectual property claims relating to the period prior to the Spin-off as well as its acts or omissions following the Spin-off.

Acacia

During 2004, Acacia Media Technologies (“Acacia”) filed a lawsuit against us and EchoStar in the United States District Court for the Northern District of California.  The suit also named DirecTV, Comcast, Charter, Cox and a number of smaller cable companies as defendants.  Acacia is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The suit alleges infringement of United States Patent Nos. 5,132,992; 5,253,275; 5,550,863; 6,002,720; and 6,144,702, which relate to certain systems and methods for transmission of digital data.  On September 25, 2009, the District Court granted summary judgment to the defendants on invalidity grounds, and dismissed the action with prejudice.  On October 8, 2010, the Federal Circuit Court of Appeals affirmed the dismissal.  Acacia may no longer appeal this dismissal since their time to seek en banc review with the Federal Circuit Court of Appeals or petition the United States Supreme Court for certiorari has now expired.

Broadcast Innovation, L.L.C.

During 2001, Broadcast Innovation, L.L.C. (“Broadcast Innovation”) filed a lawsuit against us, DirecTV, Thomson Consumer Electronics and others in United States District Court in Denver, Colorado.  Broadcast Innovation is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The suit alleges infringement of United States Patent Nos. 6,076,094 (the ‘094 patent) and 4,992,066 (the ‘066 patent).  The ‘094 patent relates to certain methods and devices for transmitting and receiving data along with specific formatting information for the data.  The ‘066 patent relates to certain methods and devices for providing the scrambling circuitry for a pay television system on removable cards.  Subsequently, DirecTV and Thomson settled with Broadcast Innovation leaving us as the only defendant.

During 2004, the District Court issued an order finding the ‘066 patent invalid.  Also in 2004, the District Court found the ‘094 patent invalid in a parallel case filed by Broadcast Innovation against Charter and Comcast.  In 2005, the United States Court of Appeals for the Federal Circuit overturned that finding of invalidity with respect to the ‘094 patent and remanded the Charter case back to the District Court.  During June 2006, Charter filed a reexamination request with the United States Patent and Trademark Office.  The District Court has stayed the Charter case pending reexamination, and our case has been stayed pending resolution of the Charter case.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Channel Bundling Class Action

During 2007, a purported class of cable and satellite subscribers filed an antitrust action against us in the United States District Court for the Central District of California.  The suit also names as defendants DirecTV, Comcast, Cablevision, Cox, Charter, Time Warner, Inc., Time Warner Cable, NBC Universal, Viacom, Fox Entertainment Group and Walt Disney Company.  The suit alleges, among other things, that the defendants engaged in a conspiracy to provide customers with access only to bundled channel offerings as opposed to giving customers the ability to purchase channels on an “a la carte” basis.  On October 16, 2009, the District Court granted defendants’ motion to dismiss with prejudice.  The plaintiffs have appealed.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

ESPN

During 2008, we filed a lawsuit against ESPN, Inc., ESPN Classic, Inc., ABC Cable Networks Group, Soapnet L.L.C. and International Family Entertainment (collectively, “ESPN”) for breach of contract in New York State Supreme Court.  Our complaint alleges that ESPN failed to provide us with certain high-definition feeds of the Disney Channel, ESPN News, Toon and ABC Family.  ESPN asserted a counterclaim, and then filed a motion for summary judgment, alleging that we owed approximately  $35 million under the applicable affiliation agreements.  We brought a motion to amend our complaint to assert that ESPN was in breach of certain most-favored-nation provisions under the applicable affiliation agreements.  On April 15, 2009, the New York State Supreme Court granted our motion to amend the complaint, and granted, in part, ESPN’s motion on the counterclaim, finding that we are liable for some of the amount alleged to be owing but that the actual amount owing is disputed.  We appealed the partial grant of ESPN’s motion to the New York State Supreme Court, Appellate Division, First Department.  After the partial grant of ESPN’s motion, ESPN sought an additional  $30 million under the applicable affiliation agreements.  On March 15, 2010, the New York State Supreme Court affirmed the prior grant of ESPN’s motion and ruled that we owe the full amount of approximately  $65 million under the applicable affiliation agreement.  There can be no assurance that ESPN will not seek, and that the New York State Supreme Court, Appellate Division, First Department will not award a higher amount.  On December 29, 2010, the New York State Supreme Court, Appellate Division, First Department affirmed the partial grant of ESPN’s motion on the counterclaim.  However, it did not rule on the amount that we owe ESPN pursuant to its counterclaim.  The appellate court will determine this amount as part of a separate proceeding.  For the year ended December 31, 2010, we recorded  $42 million as a “Litigation accrual” on our Consolidated Balance Sheets and in “Litigation expense” on our Consolidated Statements of Operations and Comprehensive Income (Loss), which reflects our estimated exposure for ESPN’s counterclaim. We intend to vigorously prosecute and defend this case.

Finisar Corporation

Finisar Corporation (“Finisar”) obtained a  $100 million verdict in the United States District Court for the Eastern District of Texas against DirecTV for patent infringement.  Finisar, an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein, alleged that DirecTV’s electronic program guide and other elements of its system infringe United States Patent No. 5,404,505 (the ‘505 patent).

During 2006, we and EchoStar, together with NagraStar L.L.C., filed a Complaint for Declaratory Judgment in the United States District Court for the District of Delaware against Finisar that asks the Court to declare that we do not infringe, and have not infringed, any valid claim of the ‘505 patent.  Finisar brought counterclaims against us, EchoStar and NagraStar alleging that we infringed the ‘505 patent.  During April 2008, the Federal Circuit reversed the judgment against DirecTV and ordered a new trial.  On remand, the District Court granted summary judgment in favor of DirecTV and during January 2010, the Federal Circuit affirmed the District Court’s grant of summary judgment, and dismissed the action with prejudice.  Finisar then agreed to dismiss its counterclaims against us, EchoStar and NagraStar without prejudice.  We also agreed to dismiss our Declaratory Judgment action without prejudice.

Ganas L.L.C.

During August 2010, Ganas, L.L.C. (“Ganas”) filed suit against us, Sabre Holdings Corporation, SAP America, Inc., SAS Institute Inc., Scottrade, Inc., TD Ameritrade, Inc., The Charles Schwab Corporation, Tivo Inc., Unicoi Systems Inc., Xerox Corporation, Adobe Systems Inc., AOL Inc., Apple Inc., Axibase Corporation, DirecTV, E*Trade Securities L.L.C., Exinda Networks, Fidelity Brokerage Services L.L.C., Firstrade Securities Inc., Hewlett-Packard Company, iControl Inc., International Business Machines Corporation and JPMorgan Chase & Co. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 7,136,913, 7,325,053, and 7,734,756. The patents relate to hypertext transfer protocol and simple object access protocol. Ganas is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Katz Communications

During 2007, Ronald A. Katz Technology Licensing, L.P. (“Katz”) filed a patent infringement action against us in the United States District Court for the Northern District of California. The suit alleges infringement of 19 patents owned by Katz. The patents relate to interactive voice response, or IVR, technology.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

NorthPoint Technology

On July 2, 2009, NorthPoint Technology, Ltd. filed suit against us, EchoStar and DirecTV in the United States District Court for the Western District of Texas alleging infringement of United States Patent No. 6,208,636 (the ‘636 patent). The ‘636 patent relates to the use of multiple low-noise block converter feedhorns, or LNBFs, which are antennas used for satellite reception.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Olympic Developments

On January 20, 2011, Olympic Developments AG, LLC (“Olympic”) filed suit against us, Atlantic Broadband, Inc., Bright House Networks, LLC, Cable One, Inc., Cequel Communications Holdings I, LLC, CSC Holdings, LLC, GCI Communication Corp., Insight Communications Company, Inc., Knology, Inc., Mediacom Communications Corporation and RCN Telecom Services, LLC in the United States District Court for the Central District of California alleging infringement of United States Patent Nos. 5,475,585 and 6,246,400.  The patents relate to on-demand services.  Olympic is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Personalized Media Communications

During 2008, Personalized Media Communications, Inc. (“PMC”) filed suit against us, EchoStar and Motorola Inc. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 4,694,490; 5,109,414; 4,965,825; 5,233,654; 5,335,277; and 5,887,243, which relate to satellite signal processing. PMC is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Retailer Class Actions

During 2000, lawsuits were filed by retailers in Colorado state and federal courts attempting to certify nationwide classes on behalf of certain of our retailers.  The plaintiffs requested that the Courts declare certain provisions of, and changes to, alleged agreements between us and the retailers invalid and unenforceable, and to award damages for lost incentives and payments, charge backs and other compensation.  On September 20, 2010, we agreed to a settlement of both lawsuits that provides, among other things, for mutual releases of the claims underlying the litigation, payment by us of up to  $60 million, and the option for certain class members to elect to reinstate certain monthly incentive payments, which the parties agreed have an aggregate maximum value of  $23 million.  We cannot predict with any degree of certainty how many class members will elect to reinstate these monthly incentive payments.   As a result, we recorded  $60 million as a “Litigation accrual” on our Consolidated Balance Sheets and in “Litigation expense” for the year ended December 31, 2010 on our Consolidated Statements of Operations and Comprehensive Income (Loss).  On February 9, 2011, the court granted final approval of the settlement; however, our payment of the settlement amount is still subject to the satisfaction of certain conditions, including the lapse of all applicable appeal periods.

Suomen Colorize Oy

During October 2010, Suomen Colorize Oy (“Suomen”) filed suit against DISH Network L.L.C., our indirect wholly owned subsidiary, and EchoStar in the United States District Court for the Middle District of Florida alleging infringement of United States Patent No. 7,277,398.  Suomen is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The abstract of the patent states that the claims are directed to a method and terminal for providing services in a telecommunication network.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Technology Development Licensing

On January 22, 2009, Technology Development and Licensing L.L.C. (“TDL”) filed suit against us and EchoStar in the United States District Court for the Northern District of Illinois alleging infringement of United States Patent No. Re. 35,952, which relates to certain favorite channel features. TDL is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein. In July 2009, the Court granted our motion to stay the case pending two re-examination petitions before the Patent and Trademark Office.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Tivo Inc.

During January 2008, the United States Court of Appeals for the Federal Circuit affirmed in part and reversed in part the April 2006 jury verdict concluding that certain of our digital video recorders, or DVRs, infringed a patent held by Tivo.  As of September 2008, we had recorded a total accrual of  $132 million on our Consolidated Balance Sheets to reflect the April 2006 jury verdict, supplemental damages through September 2006 and pre-judgment interest awarded by the Texas court, together with the estimated cost of potential further software infringement prior to implementation of our alternative technology, discussed below, plus interest subsequent to entry of the judgment.  In its January 2008 decision, the Federal Circuit affirmed the jury’s verdict of infringement on Tivo’s “software claims,” and upheld the award of damages from the District Court.  The Federal Circuit, however, found that we did not literally infringe Tivo’s “hardware claims,” and remanded such claims back to the District Court for further proceedings.  On October 6, 2008, the Supreme Court denied our petition for certiorari.  As a result, approximately  $105 million of the total  $132 million accrual was released from an escrow account to Tivo.

We also developed and deployed “next-generation” DVR software.  This improved software was automatically downloaded to our current customers’ DVRs, and is fully operational (our “original alternative technology”).  The download was completed as of April 2007.  We received written legal opinions from outside counsel that concluded our original alternative technology does not infringe, literally or under the doctrine of equivalents, either the hardware or software claims of Tivo’s patent.  Tivo filed a motion for contempt alleging that we are in violation of the Court’s injunction.  We opposed this motion on the grounds that the injunction did not apply to DVRs that have received our original alternative technology, that our original alternative technology does not infringe Tivo’s patent, and that we were in compliance with the injunction.

In June 2009, the United States District Court granted Tivo’s motion for contempt, finding that our original alternative technology was not more than colorably different than the products found by the jury to infringe Tivo’s patent, that our original alternative technology still infringed the software claims, and that even if our original alternative technology was “non-infringing,” the original injunction by its terms required that we disable DVR functionality in all but approximately 192,000 digital set-top boxes in the field.  The District Court also amended its original injunction to require that we inform the court of any further attempts to design around Tivo’s patent and seek approval from the court before any such design-around is implemented.  The District Court awarded Tivo  $103 million in supplemental damages and interest for the period from September 2006 through April 2008, based on an assumed  $1.25 per subscriber per month royalty rate.  We posted a bond to secure that award pending appeal of the contempt order.  On July 1, 2009, the Federal Circuit Court of Appeals granted a permanent stay of the District Court’s contempt order pending resolution of our appeal.

The District Court held a hearing on July 28, 2009 on Tivo’s claims for contempt sanctions.  Tivo sought up to  $975 million in contempt sanctions for the period from April 2008 to June 2009 based on, among other things, profits Tivo alleges we made from subscribers using DVRs.  We opposed Tivo’s request arguing, among other things, that sanctions are inappropriate because we made good faith efforts to comply with the Court’s injunction.  We also challenged Tivo’s calculation of profits. On September 4, 2009, the District Court partially granted Tivo’s motion for contempt sanctions and awarded  $2.25 per DVR subscriber per month for the period from April 2008 to July 2009 (as compared to the award for supplemental damages for the prior period from September 2006 to April 2008, which was based on an assumed  $1.25 per DVR subscriber per month).  By the District Court’s estimation, the total award for the period from April 2008 to July 2009 is approximately  $200 million.  The District Court also awarded Tivo its attorneys’ fees and costs incurred during the contempt proceedings.  Enforcement of these awards has been stayed by the District Court pending resolution of our appeal of the underlying June 2009 contempt order.  On February 8, 2010, we and Tivo submitted a stipulation to the District Court that the attorneys’ fees and costs, including expert witness fees and costs, that Tivo incurred during the contempt proceedings amounted to  $6 million.  During the year ended December 31, 2009, we increased our total accrual by  $361 million to reflect the supplemental damages and interest for the period from implementation of our original alternative technology through April 2008 and for the estimated cost of alleged software infringement (including contempt sanctions for the period from April 2008 through June 2009) for the period from April 2008 through December 2009 plus interest.  During the years ended December 31, 2010 and 2009, we recorded  $124 million and  $361 million, respectively, of “Litigation expense” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2008, we did not record any litigation expense related to this case.  Our total accrual at December 31, 2010 was  $517 million and is included in “Litigation accrual” on our Consolidated Balance Sheets.

In light of the District Court’s finding of contempt, and its description of the manner in which it believes our original alternative technology infringed the ‘389 patent, we are also developing and testing potential new alternative technology in an engineering environment.  As part of EchoStar’s development process, EchoStar downloaded several of our design-around options to less than 1,000 subscribers for “beta” testing.  On March 11, 2010, we requested that the District Court approve the implementation of one of our design-around options on an expedited basis.  There can be no assurance that the District Court will approve this request.

Oral argument on our appeal of the contempt ruling took place on November 2, 2009, before a three-judge panel of the Federal Circuit Court of Appeals.  On March 4, 2010, the Federal Circuit affirmed the District Court’s contempt order in a 2-1 decision.  On May 14, 2010, our petition for en banc review of that decision by the full Federal Circuit was granted and the opinion of the three-judge panel was vacated.  Oral argument occurred on November 9, 2010.  There can be no assurance that the full Federal Circuit will reverse the decision of the three-judge panel.  Tivo has stated that it will seek additional damages for the period from June 2009 to the present.  Although we have accrued our best estimate of damages, contempt sanctions and interest through December 31, 2010, there can be no assurance that Tivo will not seek, and that the court will not award, an amount that exceeds our accrual.

On October 6, 2010, the Patent and Trademark Office (the “PTO”) issued an office action confirming the validity of certain of the software claims of United States Patent No. 6,233,389 (the ‘389 patent).  However, the PTO only confirmed the validity of the ‘389 patent after Tivo made statements that we believe narrow the scope of its claims.  The claims that were confirmed thus should not have the same scope as the claims that we were found to have infringed and which underlie the contempt ruling that we are now appealing.  Therefore, we believe that the PTO’s conclusions are relevant to the issues on appeal.  The PTO’s conclusions support our position that our original alternative technology does not infringe and that we acted in good faith to design around Tivo’s patent.

If we are unsuccessful in overturning the District Court’s ruling on Tivo’s motion for contempt, we are not successful in developing and deploying potential new alternative technology and we are unable to reach a license agreement with Tivo on reasonable terms, we may be required to eliminate DVR functionality in all but approximately 192,000 digital set-top boxes in the field and cease distribution of digital set-top boxes with DVR functionality.  In that event we would be at a significant disadvantage to our competitors who could continue offering DVR functionality, which would likely result in a significant decrease in new subscriber additions as well as a substantial loss of current subscribers.  Furthermore, the inability to offer DVR functionality could cause certain of our distribution channels to terminate or significantly decrease their marketing of DISH

Network services.  The adverse effect on our financial position and results of operations if the District Court’s contempt order is upheld is likely to be significant.  Additionally, the supplemental damage award of  $103 million and further award of approximately  $200 million does not include damages, contempt sanctions or interest for the period after June 2009.  In the event that we are unsuccessful in our appeal, we could also have to pay substantial additional damages, contempt sanctions and interest.  Depending on the amount of any additional damage or sanction award or any monetary settlement, we may be required to raise additional capital at a time and in circumstances in which we would normally not raise capital.  Therefore, any capital we raise may be on terms that are unfavorable to us, which might adversely affect our financial position and results of operations and might also impair our ability to raise capital on acceptable terms in the future to fund our own operations and initiatives.  We believe the cost of such capital and its terms and conditions may be substantially less attractive than our previous financings.

If we are successful in overturning the District Court’s ruling on Tivo’s motion for contempt, but unsuccessful in defending against any subsequent claim in a new action that our original alternative technology or any potential new alternative technology infringes Tivo’s patent, we could be prohibited from distributing DVRs or could be required to modify or eliminate our then-current DVR functionality in some or all set-top boxes in the field.  In that event we would be at a significant disadvantage to our competitors who could continue offering DVR functionality and the adverse effect on our business would be material.  We could also have to pay substantial additional damages.

Because both we and EchoStar are defendants in the Tivo lawsuit, we and EchoStar are jointly and severally liable to Tivo for any final damages and sanctions that may be awarded by the District Court. DISH has determined that it is obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit. EchoStar contributed an amount equal to its  $5 million intellectual property liability limit under the Receiver Agreement. DISH and EchoStar have further agreed that EchoStar’s  $5 million contribution would not exhaust EchoStar’s liability to DISH for other intellectual property claims that may arise under the Receiver Agreement. DISH and EchoStar also agreed that they would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.

Voom

In January 2008, Voom HD Holdings (“Voom”) filed a lawsuit against us in New York Supreme Court, alleging breach of contract and other claims arising from our termination of the affiliation agreement governing carriage of certain Voom HD channels on the DISH Network satellite TV service.  At that time, Voom also sought a preliminary injunction to prevent us from terminating the agreement.  The Court denied Voom’s request, finding, among other things, that Voom had not demonstrated that it was likely to prevail on the merits.  In April 2010, we and Voom each filed motions for summary judgment.  Voom later filed two motions seeking discovery sanctions.  On November 9, 2010, the Court issued a decision denying both motions for summary judgment, but granting Voom’s motions for discovery sanctions.  The Court’s decision provides for an adverse inference jury instruction at trial and precludes our damages expert from testifying at trial.  We appealed the grant of Voom’s motion for discovery sanctions to the New York State Supreme Court, Appellate Division, First Department.  On February 15, 2011, the appellate Court granted our motion to stay the trial pending our appeal.  Voom is claiming over  $2.5 billion in damages.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Other

In addition to the above actions, we are subject to various other legal proceedings and claims which arise in the ordinary course of business, including, among other things, disputes with programmers regarding fees. In our opinion, the amount of ultimate liability with respect to any of these actions is unlikely to materially affect our financial position, results of operations or liquidity.

Financial Information for Subsidiary Guarantors	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Financial Information for Subsidiary Guarantors
Financial Information for Subsidiary Guarantors

9.     Financial Information for Subsidiary Guarantors

Our senior notes are fully, unconditionally and jointly and severally guaranteed by all of our subsidiaries other than minor subsidiaries and the stand alone entity DDBS has no independent assets or operations.  Therefore, supplemental financial information on a condensed consolidating basis of the guarantor subsidiaries is not required.  There are no restrictions on our ability to obtain cash dividends or other distributions of funds from the guarantor subsidiaries, except those imposed by applicable law.

12.  Financial Information for Subsidiary Guarantors

DDBS’s senior notes are fully, unconditionally and jointly and severally guaranteed by all of our subsidiaries other than minor subsidiaries and the stand alone entity DDBS has no independent assets or operations. Therefore, supplemental financial information on a condensed consolidating basis of the guarantor subsidiaries is not required. There are no restrictions on our ability to obtain cash dividends or other distributions of funds from the guarantor subsidiaries, except those imposed by applicable law.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts
Valuation and Qualifying Accounts

13.  Valuation and Qualifying Accounts

Our valuation and qualifying accounts as of December 31, 2010, 2009 and 2008 are as follows:

Allowance for doubtful accounts	Balance at Beginning of Year	Charged to Costs and Expenses	Deductions	Balance at End of Year
	(In thousands)
For the years ended:
December 31, 2010	$16,372	$115,478	$(102,200)	$29,650
December 31, 2009	$15,207	$112,025	$(110,860)	$16,372
December 31, 2008	$14,019	$98,629	$(97,441)	$15,207

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

14.  Quarterly Financial Data (Unaudited)

Our quarterly results of operations are summarized as follows:

	For the Three Months Ended
	March 31	June 30	September 30	December 31
	(In thousands)
Year ended December 31, 2010:
Total revenue	$3,056,662	$3,167,915	$3,206,371	$3,204,789
Operating income (loss)	457,825	526,410	455,386	503,932
Net income (loss)	218,225	255,530	232,293	242,628

Year ended December 31, 2009:
Total revenue	$2,905,320	$2,903,699	$2,891,793	$2,962,306
Operating income (loss)	574,778	263,001	195,305	356,066
Net income (loss)	303,645	85,594	52,528	161,888

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related Party Transactions
Related Party Transactions

10.  Related Party Transactions

Related Party Transactions with DISH

On April 19, 2011, we paid a dividend of approximately  $1.5 billion to DISH Orbital Corporation, our direct parent company, in connection with, among other things, the funding of DISH’s investments in DBSD North America and DISH’s acquisition of Blockbuster.

Related Party Transactions with EchoStar

Following the Spin-off, EchoStar has operated as a separate public company, and we have no continued ownership interest in EchoStar.  However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman or by certain trusts established by Mr. Ergen for the benefit of his family.

EchoStar is our primary supplier of set-top boxes and digital broadcast operations and our key supplier of transponder capacity.  Generally, the prices charged for products and services provided under the agreements entered into in connection with the Spin-off are based on pricing equal to EchoStar’s cost plus a fixed margin (unless noted differently below), which will vary depending on the nature of the products and services provided.

In connection with the Spin-off and subsequent to the Spin-off, we and EchoStar have entered into certain agreements pursuant to which we obtain certain products, services and rights from EchoStar, EchoStar obtains certain products, services and rights from us, and we and EchoStar have indemnified each other against certain liabilities arising from our respective businesses.  We also may enter into additional agreements with EchoStar in the future.  The following is a summary of the terms of the principal agreements that we have entered into with EchoStar that may have an impact on our financial position and results of operations.

“Equipment sales - EchoStar”

Remanufactured Receiver Agreement. In connection with the Spin-off, we entered into a remanufactured receiver agreement with EchoStar pursuant to which EchoStar has the right, but not the obligation, to purchase remanufactured receivers and accessories from us at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. This agreement expires on January 1, 2012. EchoStar may terminate the remanufactured receiver agreement for any reason upon at least 60 days notice to us. We may also terminate this agreement if certain entities acquire us.

“Services and other revenue - EchoStar”

Professional Services Agreement. Prior to 2010, in connection with the Spin-off, DISH entered into various agreements with EchoStar including the transition services agreement, satellite procurement agreement and services agreement, which all expired on January 1, 2010 and were replaced by the professional services agreement.  During 2009, DISH and EchoStar agreed that EchoStar shall continue to have the right, but not the obligation, to receive from DISH the following services, among others: information technology, travel and event coordination, internal audit, legal, accounting and tax, benefits administration, program management and other support services. Additionally, DISH and EchoStar agreed that DISH shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for them and receive logistics, procurement and quality assurance services from EchoStar. The professional services agreement expires on January 1, 2012, but renews automatically for successive one-year periods thereafter, unless terminated earlier by either party upon at least 60 days notice. However, either party may terminate the services it receives with respect to a particular service for any reason upon at least 30 days notice.

Management Services Agreement. In connection with the Spin-off, DISH entered into a management services agreement with EchoStar pursuant to which DISH makes certain of its officers available to provide services (which are primarily legal and accounting services) to EchoStar.  Specifically, R. Stanton Dodge and Paul W. Orban remain employed by DISH, but also serve as EchoStar’s Executive Vice President and General Counsel, and Senior Vice President and Controller, respectively.  EchoStar makes payments to DISH based upon an allocable portion of the personnel costs and expenses incurred by DISH with respect to such officers (taking into account wages and fringe benefits).  These allocations are based upon the estimated percentages of time to be spent by DISH’s executive officers performing services for EchoStar under the management services agreement.  EchoStar also reimburses DISH for direct out-of-pocket costs incurred by DISH for management services provided to EchoStar.  DISH and EchoStar evaluate all charges for reasonableness at least annually and make any adjustments to these charges as DISH and EchoStar mutually agree upon.

The management services agreement automatically renewed on January 1, 2011 for an additional one-year period until January 1, 2012 and renews automatically for successive one-year periods thereafter, unless terminated earlier (i) by EchoStar at any time upon at least 30 days prior notice; (ii) by DISH at the end of any renewal term, upon at least 180 days notice; or (iii) by DISH upon notice to EchoStar, following certain changes in control.

Satellite Capacity Leased to EchoStar. During 2009, we entered into a satellite capacity agreement pursuant to which EchoStar leases certain satellite capacity from us on EchoStar I. The fee for the services provided under this satellite capacity agreement depends, among other things, upon the orbital location of the satellite and the length of the lease.

The lease generally terminates upon the earlier of:  (i) the end of life or replacement of the satellite (unless EchoStar determines to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends, among other things, upon the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service, and the exercise of certain renewal options.  EchoStar generally has the option to renew this lease on a year-to-year basis through the end of the satellite’s life.  There can be no assurance that any options to renew this agreement will be exercised.

Real Estate Lease Agreement. During 2008, DISH entered into a sublease for space at 185 Varick Street, New York, New York to EchoStar for a period of approximately seven years.  The rent on a per square foot basis for this sublease was comparable to per square foot rental rates of similar commercial property in the same geographic area at the time of the sublease, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.

“Satellite and transmission expenses - EchoStar”

Broadcast Agreement. In connection with the Spin-off, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us, including teleport services such as transmission and downlinking, channel origination services, and channel management services for a period ending on January 1, 2012. We may terminate channel origination services and channel management services for any reason and without any liability upon at least 60 days notice to EchoStar. If we terminate teleport services for a reason other than EchoStar’s breach, we are obligated to pay EchoStar the aggregate amount of the remainder of the expected cost of providing the teleport services. The fees for services provided under the broadcast agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the products and services provided.

Broadcast Agreement for Certain Sports Related Programming. During May 2010, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us in connection with our carriage of certain sports related programming.  The term of this agreement is for ten years.  If we terminate this agreement for a reason other than EchoStar’s breach, we are generally obligated to reimburse EchoStar for any direct costs EchoStar incurs related to any such termination that it cannot reasonably mitigate.  The fees for the broadcast services provided under this agreement depend, among other things, upon the cost to develop and provide such services.

Satellite Capacity Leased from EchoStar.  In connection with the Spin-off and subsequent to the Spin-off, we entered into certain satellite capacity agreements pursuant to which we lease certain satellite capacity on certain satellites owned or leased by EchoStar.  The fees for the services provided under these satellite capacity agreements depend, among other things, upon the orbital location of the applicable satellite and the length of the lease.  The term of each of the leases is set forth below:

EchoStar III, VI, VIII and XII. We lease certain satellite capacity from EchoStar on EchoStar VI, VIII and XII.  The leases generally terminate upon the earlier of:  (i) the end of life or replacement of the satellite (unless we determine to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends upon, among other things, the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service and the exercise of certain renewal options.  We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s life.  There can be no assurance that any options to renew such agreements will be exercised.  In August 2010, our lease of EchoStar III terminated when it was replaced by EchoStar XV.

EchoStar IX.  We lease certain satellite capacity from EchoStar on EchoStar IX.  Subject to availability, we generally have the right to continue to lease satellite capacity from EchoStar on EchoStar IX on a month-to-month basis.

EchoStar XVI. We will lease certain satellite capacity from EchoStar on EchoStar XVI after its service commencement date and this lease generally terminates upon the earlier of:  (i) the end of life or replacement of the satellite; (ii) the date the satellite fails; (iii) the date the transponder(s) on which service is being provided under the agreement fails; or (iv) ten years following the actual service commencement date.  Upon expiration of the initial term, we have the option to renew on a year-to-year basis through the end of life of the satellite.  There can be no assurance that any options to renew this agreement will be exercised.  EchoStar XVI is expected to be launched during the second half of 2012.

EchoStar XV. EchoStar XV is owned by us and is operated at the 61.5 degree orbital location.  The FCC has granted EchoStar an authorization to operate the satellite at the 61.5 degree orbital location.  For so long as EchoStar XV remains in service at the 61.5 degree orbital location, we are obligated to pay EchoStar a fee, which varies depending on the number of frequencies being used by EchoStar XV.

Nimiq 5 Agreement. During 2009, EchoStar entered into a fifteen-year satellite service agreement with Telesat Canada (“Telesat”) to receive service on all 32 DBS transponders on the Nimiq 5 satellite at the 72.7 degree orbital location (the “Telesat Transponder Agreement”).  During 2009, EchoStar also entered into a satellite service agreement (the “DISH Telesat Agreement”) with us, pursuant to which we will receive service from EchoStar on all 32 of the DBS transponders covered by the Telesat Transponder Agreement.  We and EchoStar are currently receiving service on 25 of these DBS transponders and will receive service on the remaining seven DBS transponders over a phase-in period that will be completed in 2012.  We have also guaranteed certain obligations of EchoStar under the Telesat Transponder Agreement.  See discussions under “Guarantees” in Note 8.

Under the terms of the DISH Telesat Agreement, we make certain monthly payments to EchoStar that commenced in 2009 when the Nimiq 5 satellite was placed into service and continue through the service term.  Unless earlier terminated under the terms and conditions of the DISH Telesat Agreement, the service term will expire ten years following the date it was placed into service.  Upon expiration of the initial term we have the option to renew the DISH Telesat Agreement on a year-to-year basis through the end of life of the Nimiq 5 satellite.  Upon in-orbit failure or end of life of the Nimiq 5 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite.  There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

QuetzSat-1 Lease Agreement. During 2008, EchoStar entered into a ten-year satellite service agreement with SES Latin America S.A. (“SES”), which provides, among other things, for the provision by SES to EchoStar of service on 32 DBS transponders on the QuetzSat-1 satellite expected to be placed into service at the 77 degree orbital location during the third quarter of 2011.  During 2008, EchoStar also entered into a transponder service agreement (“QuetzSat-1 Transponder Agreement”) with us pursuant to which we will receive service from EchoStar on 24 of the DBS transponders.

Under the terms of the QuetzSat-1 Transponder Agreement, we will make certain monthly payments to EchoStar commencing when the QuetzSat-1 satellite is placed into service and continuing through the service term.  Unless earlier terminated under the terms and conditions of the QuetzSat-1 Transponder Agreement, the service term will expire ten years following the actual service commencement date.  Upon expiration of the initial term, we have the option to renew the QuetzSat-1 Transponder Agreement on a year-to-year basis through the end of life of the QuetzSat-1 satellite.  Upon a launch failure, in-orbit failure or end of life of the QuetzSat-1 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite.  There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

TT&C Agreement. In connection with the Spin-off, we entered into a telemetry, tracking and control (“TT&C”) agreement pursuant to which we receive TT&C services from EchoStar for a period ending on January 1, 2012.  The fees for services provided under the TT&C agreement are calculated at cost plus a fixed margin.  We may terminate the TT&C agreement for any reason upon at least 60 days notice.

“Cost of sales - subscriber promotion subsidies - EchoStar”

Receiver Agreement. EchoStar is currently our sole supplier of set-top box receivers. The table below indicates the dollar value of set-top boxes and other equipment that we purchased from EchoStar as well as the amount of purchases that are included in “Cost of sales — subscriber promotion subsidies — EchoStar” on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss).  The remaining amount is included in “Inventory” and “Property and equipment, net” on our Condensed Consolidated Balance Sheets.

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Set-top boxes and other equipment purchased from EchoStar	$270,629	$382,839	$542,755	$768,687

Set-top boxes and other equipment purchased from EchoStar included in “Cost of sales — subscriber promotion subsidies — EchoStar”	$62,868	$39,733	$117,294	$66,636

In connection with the Spin-off, we entered into a receiver agreement pursuant to which we have the right, but not the obligation, to purchase digital set-top boxes and related accessories, and other equipment from EchoStar for a period ending on January 1, 2012. The receiver agreement allows us to purchase digital set-top boxes, related accessories and other equipment from EchoStar at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. Additionally, EchoStar provides us with standard manufacturer warranties for the goods sold under the receiver agreement. We may terminate the receiver agreement for any reason upon at least 60 days notice to EchoStar. EchoStar may terminate the receiver agreement if certain entities were to acquire us. The receiver agreement also includes an indemnification provision, whereby the parties indemnify each other for certain intellectual property matters.

“General and administrative expenses - EchoStar”

Product Support Agreement. In connection with the Spin-off, we entered into a product support agreement pursuant to which we have the right, but not the obligation, to receive product support from EchoStar (including certain engineering and technical support services) for all set-top boxes and related accessories that EchoStar has previously sold and in the future may sell to us.  The fees for the services provided under the product support agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the services provided.  The term of the product support agreement is the economic life of such receivers and related accessories, unless terminated earlier.  We may terminate the product support agreement for any reason upon at least 60 days notice.  In the event of an early termination of this agreement, we are entitled to a refund of any unearned fees paid to EchoStar for the services.

Real Estate Lease Agreements. We have entered into lease agreements pursuant to which we lease certain real estate from EchoStar.  The rent on a per square foot basis for each of the leases is comparable to per square foot rental rates of similar commercial property in the same geographic area, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.  The term of each of the leases is set forth below:

Inverness Lease Agreement.  The lease for certain space at 90 Inverness Circle East in Englewood, Colorado expires on January 1, 2012.

Meridian Lease Agreement.  The lease for all of 9601 S. Meridian Blvd. in Englewood, Colorado was recently extended for a period ending on December 31, 2016.

Santa Fe Lease Agreement.  The lease for all of 5701 S. Santa Fe Dr. in Littleton, Colorado is for a period ending on January 1, 2012 with a renewal option for one additional year.

EDN Sublease Agreement.  The sublease for certain space at 211 Perimeter Center in Atlanta, Georgia is for a period ending on October 31, 2016.

Gilbert Lease Agreement.  The lease for certain space at 801 N. DISH Dr. in Gilbert, Arizona is a month to month lease and can be terminated by either party upon 30 days prior notice.

DISHOnline.com Services Agreement. Effective January 1, 2010, we entered into a two-year agreement with EchoStar pursuant to which we will receive certain services associated with an online video portal.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  We have the option to renew this agreement for three successive one year terms and the agreement may be terminated for any reason upon at least 120 days notice to EchoStar.

DISH Remote Access Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive, among other things, certain remote DVR management services.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

SlingService Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive certain place-shifting services.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

Other Agreements - EchoStar

Tax Sharing Agreement. In connection with the Spin-off, DISH entered into a tax sharing agreement with EchoStar which governs our respective rights, responsibilities and obligations after the Spin-off with respect to taxes for the periods ending on or before the Spin-off.  Generally, all pre-Spin-off taxes, including any taxes that are incurred as a result of restructuring activities undertaken to implement the Spin-off, are borne by DISH, and DISH will indemnify EchoStar for such taxes.  However, DISH is not liable for and will not indemnify EchoStar for any taxes that are incurred as a result of the Spin-off or certain related transactions failing to qualify as tax-free distributions pursuant to any provision of Section 355 or Section 361 of the Code because of: (i) a direct or indirect acquisition of any of EchoStar’s stock, stock options or assets; (ii) any action that EchoStar takes or fails to take; or (iii) any action that EchoStar takes that is inconsistent with the information and representations furnished to the IRS in connection with the request for the private letter ruling, or to counsel in connection with any opinion being delivered by counsel with respect to the Spin-off or certain related transactions.  In such case, EchoStar is solely liable for, and will indemnify DISH for, any resulting taxes, as well as any losses, claims and expenses.  The tax sharing agreement will only terminate after the later of the full period of all applicable statutes of limitations, including extensions, or once all rights and obligations are fully effectuated or performed.

TiVo. On April 29, 2011, DISH and EchoStar entered into a settlement agreement with TiVo Inc.  See Note 8 for further discussion.

EchoStar XV Launch Service.  During 2009, EchoStar assigned certain of its rights under a launch contract to us for EchoStar’s fair value of  $103 million.  This amount was paid to EchoStar during the first quarter of 2010.  We recorded these rights at EchoStar’s net book value of  $89 million and recorded the  $14 million difference between EchoStar’s net book value and our purchase price as a capital transaction with EchoStar.  We used these rights to launch EchoStar XV in July 2010.

Weather Related Programming Agreement.  During May 2010, we entered into an agreement pursuant to which, among other things, EchoStar agreed to develop certain weather related programming and we received the right to distribute such programming.  This agreement was terminated during June 2010.  In July 2010, we purchased EchoStar’s interest in the entity that held such weather related programming for  $5 million.

International Programming Rights Agreement.  During the three and six months ended June 30, 2011 we made no purchases and for the three and six months ended June 30, 2010 we purchased less than  $1 million and  $2 million, respectively, of certain international rights for sporting events from EchoStar, included in “Subscriber-related expenses” on the Condensed Consolidated Statements of Operations and Comprehensive Income (Loss), of which EchoStar only retained a certain portion.

Acquisition of South.com, L.L.C.  During October 2010, we purchased all of South.com, L.L.C. from EchoStar and another party for  $5 million.  South.com, L.L.C. is an entity that holds certain authorizations for multichannel video and data distribution service (MVDDS) spectrum in the United States.

Other Agreements

In November 2009, Mr. Roger Lynch became employed by both DISH and EchoStar as Executive Vice President.  Mr. Lynch is responsible for the development and implementation of advanced technologies that are of potential utility and importance to both DISH and EchoStar.  Mr. Lynch’s compensation consists of cash and equity compensation and is borne by both EchoStar and DISH.

Related Party Transactions with NagraStar L.L.C.

Prior to the Spin-off, DISH owned 50% of NagraStar L.L.C. (“NagraStar”), which was contributed to EchoStar in connection with the Spin-off.  NagraStar is a joint venture between EchoStar and Nagra USA, Inc. that is our provider of encryption and related security systems intended to assure that only paying customers have access to our programming.

The table below summarizes our transactions with NagraStar.

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Purchases (including fees):
Purchases from NagraStar	$19,716	$19,636	$40,445	$39,709

	As of
	June 30,	December 31,
	2011	2010
	(In thousands)
Amounts Payable and Commitments:
Amounts payable to NagraStar	$6,876	$13,272

15.  Related Party Transactions

Related Party Transactions with DISH

On January 1, 2008, DISH spun off EchoStar as a separate publicly-traded company in the form of a stock dividend distributed to DISH shareholders.  In connection with the Spin-off, DISH contributed certain satellites, uplink and satellite transmission assets, real estate and other assets and related liabilities held by us to EchoStar.  On December 30, 2007, we paid a dividend of  $1.615 billion to DOC to enable DISH to fund the  $1.0 billion cash contribution to EchoStar and for other general corporate purposes.

During 2008, we paid dividends totaling  $1.150 billion to DOC for general corporate purposes.  In addition, we purchased EchoStar XI from DISH Orbital II L.L.C. (“DOLLC II”), an indirect wholly-owned subsidiary of DISH, and our affiliate, formerly known as EchoStar Orbital II L.L.C., for its fair value of approximately  $330 million.  We assumed  $17 million in vendor financing and the difference, or  $313 million, was paid to our affiliate.  We recorded the satellite at DOLLC II’s carrying value of  $200 million and recorded the difference, or  $130 million, as a capital distribution to DOC.

On November 6, 2009, the board of directors of DISH declared a dividend of  $2.00 per share on its outstanding Class A and Class B common stock, or  $894 million in the aggregate.  On December 1, 2009, we paid a dividend of  $1.050 billion to DOC to fund the payment of DISH’s dividend and other potential DISH cash needs.

During the second quarter 2010, we purchased EchoStar XIV from DISH Orbital II L.L.C. (“DOLLC II”), an indirect wholly-owned subsidiary of DISH, and our affiliate, for its fair value of approximately  $448 million. We assumed  $22 million in vendor financing and the difference, or  $426 million, was paid to our affiliate. We recorded the satellite at DOLLC II’s carrying value of  $317 million and recorded the difference, or  $131 million, as a capital distribution to our parent company, DISH Orbital Corporation (“DOC”).

During the third quarter 2010, we purchased EchoStar XV from DOLLC II for its fair value of approximately  $413 million. We assumed  $18 million in vendor financing and the difference, or  $395 million, was paid to our affiliate. We recorded the satellite at DOLLC II’s carrying value of  $278 million and recorded the difference, or  $135 million, as a capital distribution to DOC.

Related Party Transactions with EchoStar

Following the Spin-off, EchoStar has operated as a separate public company, and we have no continued ownership interest in EchoStar. However, a substantial majority of the voting power of the shares of both companies is owned beneficially by our Chairman, President and Chief Executive Officer, Charles W. Ergen or by certain trusts established by Mr. Ergen for the benefit of his family.

EchoStar is our primary supplier of set-top boxes and digital broadcast operations and our key supplier of transponder capacity. Generally, the prices charged for products and services provided under the agreements entered into in connection with the Spin-off are based on pricing equal to EchoStar’s cost plus a fixed margin (unless noted differently below), which will vary depending on the nature of the products and services provided.

In connection with the Spin-off and subsequent to the Spin-off, we and EchoStar have entered into certain agreements pursuant to which we obtain certain products, services and rights from EchoStar, EchoStar obtains certain products, services and rights from us, and we and EchoStar have indemnified each other against certain liabilities arising from our respective businesses. We also may enter into additional agreements with EchoStar in the future. The following is a summary of the terms of the principal agreements that we have entered into with EchoStar that may have an impact on our financial position and results of operations.

“Equipment sales - EchoStar”

Remanufactured Receiver Agreement. In connection with the Spin-off, we entered into a remanufactured receiver agreement with EchoStar pursuant to which EchoStar has the right, but not the obligation, to purchase remanufactured receivers and accessories from us at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. This agreement expires on January 1, 2012. EchoStar may terminate the remanufactured receiver agreement for any reason upon at least 60 days notice to us. We may also terminate this agreement if certain entities acquire us.

“Services and other revenue - EchoStar”

Transition Services Agreement. In connection with the Spin-off, DISH entered into a transition services agreement with EchoStar pursuant to which EchoStar had the right, but not the obligation, to receive the following services from DISH: finance, information technology, benefits administration, travel and event coordination, human resources, human resources development (training), program management, internal audit, legal, accounting and tax, and other support services. The fees for the services provided under the transition services agreement were calculated at cost plus a fixed margin, which varied depending on the nature of the services provided. The transition services agreement expired on January 1, 2010. However, DISH and EchoStar have agreed that following January 1, 2010 EchoStar shall continue to have the right, but not the obligation, to receive from DISH certain of the services previously provided under the transition services agreement pursuant to the Professional Services Agreement, as discussed below.

Professional Services Agreement. During 2009, DISH and EchoStar agreed that EchoStar shall continue to have the right, but not the obligation, to receive from DISH the following services, among others, certain of which were previously provided under the transition services agreement: information technology, travel and event coordination, internal audit, legal, accounting and tax, benefits administration, program management and other support services. Additionally, DISH and EchoStar agreed that DISH shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for them (as discussed below, previously provided under the satellite procurement agreement) and receive logistics, procurement and quality assurance services from EchoStar (as discussed below, previously provided under the services agreement). The professional services agreement expires on January 1, 2012, but renews automatically for successive one-year periods thereafter, unless terminated earlier by either party upon at least 60 days notice. However, either party may terminate the services it receives with respect to a particular service for any reason upon at least 30 days notice.

Management Services Agreement. In connection with the Spin-off, DISH entered into a management services agreement with EchoStar pursuant to which DISH makes certain of its officers available to provide services (which are primarily legal and accounting services) to EchoStar. Specifically, R. Stanton Dodge and Paul W. Orban remain employed by DISH, but also serve as EchoStar’s Executive Vice President and General Counsel, and Senior Vice President and Controller, respectively. EchoStar makes payments to DISH based upon an allocable portion of the personnel costs and expenses incurred by DISH with respect to such officers (taking into account wages and fringe benefits). These allocations are based upon the estimated percentages of time to be spent by DISH’s executive officers performing services for EchoStar under the management services agreement. EchoStar also reimburses DISH for direct out-of-pocket costs incurred by DISH for management services provided to EchoStar. DISH and EchoStar evaluate all charges for reasonableness at least annually and make any adjustments to these charges as DISH and EchoStar mutually agree upon.

The management services agreement automatically renewed on January 1, 2011 for an additional one-year period until January 1, 2012 and renews automatically for successive one-year periods thereafter, unless terminated earlier: (i) by EchoStar at any time upon at least 30 days prior notice; (ii) by DISH at the end of any renewal term, upon at least 180 days notice; or (iii) by DISH upon notice to EchoStar, following certain changes in control.

Satellite Capacity Leased to EchoStar. During 2009, we entered into a satellite capacity agreement pursuant to which EchoStar leases certain satellite capacity from us on EchoStar I. The fee for the services provided under this satellite capacity agreement depends, among other things, upon the orbital location of the satellite and the length of the lease.

The lease generally terminates upon the earlier of: (i) the end of life or replacement of the satellite (unless EchoStar determines to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends, among other things, upon the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service, and the exercise of certain renewal options. EchoStar generally has the option to renew this lease on a year-to-year basis through the end of the satellite’s life. There can be no assurance that any options to renew this agreement will be exercised.

Real Estate Lease Agreement. During 2008, DISH entered into a sublease for space at 185 Varick Street, New York, New York to EchoStar for a period of approximately seven years. The rent on a per square foot basis for this sublease was comparable to per square foot rental rates of similar commercial property in the same geographic area at the time of the sublease, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.

Packout Services Agreement. In connection with the Spin-off, we entered into a packout services agreement with EchoStar, whereby EchoStar had the right, but not the obligation, to engage us to package and ship satellite receivers to customers that are not associated with us. This agreement expired on January 1, 2010.

“Satellite and transmission expenses - EchoStar”

Broadcast Agreement. In connection with the Spin-off, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us, including teleport services such as transmission and downlinking, channel origination services, and channel management services for a period ending on January 1, 2012. We may terminate channel origination services and channel management services for any reason and without any liability upon at least 60 days notice to EchoStar. If we terminate teleport services for a reason other than EchoStar’s breach, we are obligated to pay EchoStar the aggregate amount of the remainder of the expected cost of providing the teleport services. The fees for services provided under the broadcast agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the products and services provided.

Broadcast Agreement for Certain Sports Related Programming. During May 2010, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us in connection with our carriage of certain sports related programming. The term of this agreement is for ten years. If we terminate this agreement for a reason other than EchoStar’s breach, we are generally obligated to reimburse EchoStar for any direct costs EchoStar incurs related to any such termination that it cannot reasonably mitigate. The fees for the broadcast services provided under this agreement depend, among other things, upon the cost to develop and provide such services.

Satellite Capacity Leased from EchoStar.  In connection with the Spin-off and subsequent to the Spin-off, we entered into certain satellite capacity agreements pursuant to which we lease certain satellite capacity on certain satellites owned or leased by EchoStar. The fees for the services provided under these satellite capacity agreements depend, among other things, upon the orbital location of the applicable satellite and the length of the lease. The term of each of the leases is set forth below:

EchoStar III, VI, VIII and XII. We lease certain satellite capacity from EchoStar on EchoStar VI, VIII and XII. The leases generally terminate upon the earlier of: (i) the end of life or replacement of the satellite (unless we determine to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends upon, among other things, the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service and the exercise of certain renewal options. We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s life. There can be no assurance that any options to renew such agreements will be exercised. In August 2010, our lease of EchoStar III terminated when it was replaced by EchoStar XV.

EchoStar IX.  We lease certain satellite capacity from EchoStar on EchoStar IX.  Subject to availability, we generally have the right to continue to lease satellite capacity from EchoStar on EchoStar IX on a month-to-month basis.

EchoStar XVI. We will lease certain satellite capacity from EchoStar on EchoStar XVI after its service commencement date and this lease generally terminates upon the earlier of: (i) the end of life or replacement of the satellite; (ii) the date the satellite fails; (iii) the date the transponder(s) on which service is being provided under the agreement fails; or (iv) ten years following the actual service commencement date. Upon expiration of the initial term, we have the option to renew on a year-to-year basis through the end of life of the satellite. There can be no assurance that any options to renew this agreement will be exercised. EchoStar XVI is expected to be launched during the second half of 2012.

EchoStar XV. EchoStar XV is owned by us and is operated at the 61.5 degree orbital location. The FCC has granted EchoStar an authorization to operate the satellite at the 61.5 degree orbital location. For so long as EchoStar XV remains in service at the 61.5 degree orbital location, we are obligated to pay EchoStar a fee which varies depending on the number of frequencies being used by EchoStar XV.

Nimiq 5 Agreement. During 2009, EchoStar entered into a fifteen-year satellite service agreement with Telesat Canada (“Telesat”) to receive service on all 32 DBS transponders on the Nimiq 5 satellite at the 72.7 degree orbital location (the “Telesat Transponder Agreement”). During 2009, EchoStar also entered into a satellite service agreement (the “DISH Telesat Agreement”) with us, pursuant to which we will receive service from EchoStar on all 32 of the DBS transponders covered by the Telesat Transponder Agreement. We and EchoStar are currently receiving service on 23 of these DBS transponders and will receive service on the remaining nine DBS transponders over a phase-in period that will be completed in 2012. We have also guaranteed certain obligations of EchoStar under the Telesat Transponder Agreement. See discussions under “Guarantees” in Note 11.

Under the terms of the DISH Telesat Agreement, we make certain monthly payments to EchoStar that commenced in 2009 when the Nimiq 5 satellite was placed into service and continue through the service term. Unless earlier terminated under the terms and conditions of the DISH Telesat Agreement, the service term will expire ten years following the date it was placed into service. Upon expiration of the initial term we have the option to renew the DISH Telesat Agreement on a year-to-year basis through the end of life of the Nimiq 5 satellite. Upon in-orbit failure or end of life of the Nimiq 5 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite. There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

QuetzSat-1 Lease Agreement. During 2008, EchoStar entered into a ten-year satellite service agreement with SES Latin America S.A. (“SES”), which provides, among other things, for the provision by SES to EchoStar of service on 32 DBS transponders on the QuetzSat-1 satellite expected to be placed into service at the 77 degree orbital location during the second half of 2011. During 2008, EchoStar also entered into a transponder service agreement (“QuetzSat-1 Transponder Agreement”) with us pursuant to which we will receive service from EchoStar on 24 of the DBS transponders.

Under the terms of the QuetzSat-1 Transponder Agreement, we will make certain monthly payments to EchoStar commencing when the QuetzSat-1 satellite is placed into service and continuing through the service term. Unless earlier terminated under the terms and conditions of the QuetzSat-1 Transponder Agreement, the service term will expire ten years following the actual service commencement date. Upon expiration of the initial term, we have the option to renew the QuetzSat-1 Transponder Agreement on a year-to-year basis through the end of life of the QuetzSat-1 satellite. Upon a launch failure, in-orbit failure or end of life of the QuetzSat-1 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite. There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

TT&C Agreement. In connection with the Spin-off, we entered into a telemetry, tracking and control (“TT&C”) agreement pursuant to which we receive TT&C services from EchoStar for a period ending on January 1, 2012. The fees for services provided under the TT&C agreement are calculated at cost plus a fixed margin. We may terminate the TT&C agreement for any reason upon at least 60 days notice.

Satellite Procurement Agreement. In connection with the Spin-off, we entered into a satellite procurement agreement pursuant to which we had the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for DISH. The satellite procurement agreement expired on January 1, 2010. However, we and EchoStar agreed that following January 1, 2010, we shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for DISH pursuant to the Professional Services Agreement as discussed above.

“Cost of sales - subscriber promotion subsidies - EchoStar”

Receiver Agreement. EchoStar is currently our sole supplier of set-top box receivers. The table below indicates the dollar value of set-top boxes and other equipment that we purchased from EchoStar as well as the amount of purchases that are included in “Cost of sales - subscriber promotion subsidies - EchoStar” on our Consolidated Statements of Operations and Comprehensive Income (Loss). The remaining amount is included in “Inventory” and “Property and equipment, net” on our Consolidated Balance Sheets.

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Set-top boxes and other equipment purchased from EchoStar	$1,470,173	$1,174,763	$1,491,556

Set-top boxes and other equipment purchased from EchoStar included in “Cost of sales — subscriber promotion subsidies — EchoStar”	$175,777	$188,793	$167,508

In connection with the Spin-off, we entered into a receiver agreement pursuant to which we have the right, but not the obligation, to purchase digital set-top boxes and related accessories, and other equipment from EchoStar for a period ending on January 1, 2012. The receiver agreement allows us to purchase digital set-top boxes, related accessories and other equipment from EchoStar at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. Additionally, EchoStar provides us with standard manufacturer warranties for the goods sold under the receiver agreement. We may terminate the receiver agreement for any reason upon at least 60 days notice to EchoStar. EchoStar may terminate the receiver agreement if certain entities were to acquire us. The receiver agreement also includes an indemnification provision, whereby the parties indemnify each other for certain intellectual property matters.

“General and administrative expenses - EchoStar”

Product Support Agreement. In connection with the Spin-off, we entered into a product support agreement pursuant to which we have the right, but not the obligation, to receive product support from EchoStar (including certain engineering and technical support services) for all set-top boxes and related accessories that EchoStar has previously sold and in the future may sell to us. The fees for the services provided under the product support agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the services provided. The term of the product support agreement is the economic life of such receivers and related accessories, unless terminated earlier. We may terminate the product support agreement for any reason upon at least 60 days notice. In the event of an early termination of this agreement, we are entitled to a refund of any unearned fees paid to EchoStar for the services.

Real Estate Lease Agreements. We have entered into lease agreements pursuant to which we lease certain real estate from EchoStar. The rent on a per square foot basis for each of the leases is comparable to per square foot rental rates of similar commercial property in the same geographic area, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises. The term of each of the leases is set forth below:

Inverness Lease Agreement.  The lease for certain space at 90 Inverness Circle East in Englewood, Colorado expires on January 1, 2012.

Meridian Lease Agreement.  The lease for all of 9601 S. Meridian Blvd. in Englewood, Colorado is for a period ending on January 1, 2012 with a renewal option for one additional year.

Santa Fe Lease Agreement.  The lease for all of 5701 S. Santa Fe Dr. in Littleton, Colorado is for a period ending on January 1, 2012 with a renewal option for one additional year.

EchoStar Data Networks Sublease Agreement.  The sublease for certain space at 211 Perimeter Center in Atlanta, Georgia is for a period ending on October 31, 2016.

Gilbert Lease Agreement.  The lease for certain space at 801 N. DISH Dr. in Gilbert, Arizona expired on January 1, 2010.

Services Agreement. In connection with the Spin-off, DISH entered into a services agreement pursuant to which it had the right, but not the obligation, to receive logistics, procurement and quality assurance services from EchoStar. This agreement expired on January 1, 2010. However, DISH and EchoStar have agreed that following January 1, 2010, DISH shall continue to have the right, but not the obligation, to receive from EchoStar certain of the services previously provided under the services agreement pursuant to the Professional Services Agreement as discussed above.

DISHOnline.com Services Agreement. Effective January 1, 2010, we entered into a two-year agreement with EchoStar pursuant to which we will receive certain services associated with an online video portal. The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services. We have the option to renew this agreement for three successive one year terms and the agreement may be terminated for any reason upon at least 120 days notice to EchoStar.

DISH Remote Access Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive, among other things, certain remote DVR management services. The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services. This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

SlingService Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive certain place-shifting services. The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services. This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

Other Agreements - EchoStar

Tax Sharing Agreement. In connection with the Spin-off, DISH entered into a tax sharing agreement with EchoStar which governs our respective rights, responsibilities and obligations after the Spin-off with respect to taxes for the periods ending on or before the Spin-off. Generally, all pre-Spin-off taxes, including any taxes that are incurred as a result of restructuring activities undertaken to implement the Spin-off, are borne by DISH, and DISH will indemnify EchoStar for such taxes. However, DISH is not liable for and will not indemnify EchoStar for any taxes that are incurred as a result of the Spin-off or certain related transactions failing to qualify as tax-free distributions pursuant to any provision of Section 355 or Section 361 of the Code because of: (i) a direct or indirect acquisition of any of EchoStar’s stock, stock options or assets; (ii) any action that EchoStar takes or fails to take; or (iii) any action that EchoStar takes that is inconsistent with the information and representations furnished to the IRS in connection with the request for the private letter ruling, or to counsel in connection with any opinion being delivered by counsel with respect to the Spin-off or certain related transactions. In such case, EchoStar is solely liable for, and will indemnify DISH for, any resulting taxes, as well as any losses, claims and expenses. The tax sharing agreement will only terminate after the later of the full period of all applicable statutes of limitations, including extensions, or once all rights and obligations are fully effectuated or performed.

Tivo. Because both we and EchoStar are defendants in the Tivo lawsuit, we and EchoStar are jointly and severally liable to Tivo for any final damages and sanctions that may be awarded by the District Court. DISH has determined that it is obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit. EchoStar contributed an amount equal to its  $5 million intellectual property liability limit under the Receiver Agreement. DISH and EchoStar have further agreed that EchoStar’s  $5 million contribution would not exhaust EchoStar’s liability to DISH for other intellectual property claims that may arise under the Receiver Agreement. DISH and EchoStar also agreed that they would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.

Multimedia Patent Trust. In December 2009, DISH determined that it is obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for all of the costs to settle this lawsuit relating to the period prior to the Spin-off and a portion of such settlement costs relating to the period after the Spin-off. EchoStar has agreed that its contribution towards such settlement costs shall not be applied against EchoStar’s aggregate liability cap under the Receiver Agreement.

EchoStar XV Launch Service.  During 2009, EchoStar assigned certain of its rights under a launch contract to us for EchoStar’s fair value of  $103 million.  This amount was paid to EchoStar during the first quarter of 2010.  We recorded these rights at EchoStar’s net book value of  $89 million and recorded the  $14 million difference between EchoStar’s net book value and our purchase price as a capital transaction with EchoStar.  We used these rights to launch EchoStar XV in July 2010.

Weather Related Programming Agreement. During May 2010, we entered into an agreement pursuant to which, among other things, EchoStar agreed to develop certain weather related programming and we received the right to distribute such programming. This agreement was terminated during June 2010. In July 2010, we purchased EchoStar’s interest in the entity that held such weather related programming for  $5 million.

International Programming Rights Agreement.  During the years ended December 31, 2010, 2009 and 2008, we purchased approximately  $2 million,  $8 million and  $8 million, respectively,  of certain international rights for sporting events from EchoStar, included in “Subscriber-related expenses” on our Consolidated Statements of Operations and Comprehensive Income (Loss), of which EchoStar only retained a certain portion.

Acquisition of South.com, L.L.C. During October 2010, we purchased all of South.com, L.L.C. from EchoStar and another party for  $5 million. South.com, L.L.C. is an entity that holds certain authorizations for multichannel video and data distribution service (MVDDS) spectrum in the United States.

Other Agreements

In November 2009, Mr. Roger Lynch became employed by both DISH and EchoStar as Executive Vice President. Mr. Lynch is responsible for the development and implementation of advanced technologies that are of potential utility and importance to both DISH and EchoStar. Mr. Lynch’s compensation consists of cash and equity compensation and is borne by both EchoStar and DISH.

Related Party Transactions with NagraStar L.L.C.

Prior to the Spin-off, we owned 50% of NagraStar L.L.C. (“NagraStar”), which was contributed to EchoStar in connection with the Spin-off.  NagraStar is a joint venture between EchoStar and Nagra USA, Inc. that is our provider of encryption and related security systems intended to assure that only paying customers have access to our programming.  During the years ended December 31, 2010, 2009 and 2008, we incurred security access and other fees and purchased security access devices at an aggregate cost to us of  $80 million,  $82 million and  $59 million, respectively, from NagraStar.  As of December 31, 2010 and 2009, amounts payable to NagraStar totaled  $13 million and  $17 million, respectively.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events
Subsequent Events

11.  Subsequent Events

TerreStar.  Gamma Acquisition L.L.C. (“Gamma”), a wholly-owned subsidiary of DISH, entered into an asset purchase agreement with TerreStar Networks, Inc. (“TerreStar”) and certain of its subsidiaries on June 14, 2011, under which Gamma would acquire substantially all of the assets of TerreStar and its subsidiaries for a cash purchase price of  $1.375 billion, of which  $69 million was paid in June 2011, and would agree to assume certain liabilities associated with the ongoing operations of the business being acquired.  On July 7, 2011, the asset purchase agreement was approved by the U.S. Bankruptcy Court for the Southern District of New York, in which the bankruptcy cases of TerreStar and certain of its subsidiaries are being administered.  DISH is a party to the asset purchase agreement solely with respect to certain guaranty obligations.  Consummation of the acquisition contemplated in the asset purchase agreement is subject to, among other things, approval by the FCC and the Canadian federal Department of Industry.  However, funding of the  $1.375 billion purchase price is not conditioned on approval of the transaction by the FCC and the Canadian federal Department of Industry.  In the event that the purchase price is funded, but the necessary approvals from the FCC and the Canadian federal Department of Industry are not obtained, Gamma has the right under the purchase agreement to require TerreStar to sell substantially all of its assets to a third party and to receive the proceeds of such sale.  Although the closing of the transaction may not occur until 2012, on August 11, 2011, Gamma funded an additional  $1.276 billion of the purchase price, in accordance with the terms of the purchase agreement.  Additionally, Gamma is responsible for any working capital and administrative expenses of TerreStar and certain of its subsidiaries beyond December 31, 2011.

On August 10, 2011, we paid a dividend of approximately  $700 million to DISH Orbital Corporation, our direct parent company, in connection with, among other things, the funding of DISH’s purchase of TerreStar.

16.       Subsequent Events

On February 24, 2011, we amended and restated our previously announced investment agreement, dated as of February 1, 2011, with DBSD North America, Inc. (“DBSD North America”), pursuant to which we had originally committed to acquire 100% of the equity of reorganized DBSD North America upon DBSD North America’s emergence from bankruptcy for approximately  $1 billion subject to certain adjustments, including interest accruing on DBSD North America’s existing debt (the “Original Investment Agreement”). Under our February 24, 2011 amended and restated investment agreement (the “Revised Investment Agreement”), which remains subject to approval by the Bankruptcy Court, we intend to make a cash tender offer to purchase certain claims against DBSD North America and its affiliates, upon the terms and conditions set forth in the Revised Investment Agreement for an amount up to approximately  $1 billion. This amount will be paid after the tender offer is accepted in accordance with its terms. The closing of the tender offer is not conditioned upon receipt of approval from the Federal Communications Commission (the “FCC”).

In connection with our Original Investment Agreement, we had also proposed an  $87.5 million debtor-in-possession credit facility (the “Original Credit Facility”) to DBSD North America and certain of its affiliates in connection with filings by DBSD North America and such affiliates for protection under Chapter 11 of the U.S. Bankruptcy Code.

On February 24, 2011, we also proposed a revised Credit Facility (the “Revised Credit Facility”) to provide DBSD North America and its affiliates with a non-revolving, multiple draw term loan in the aggregate principal amount of  $87.5 million, with drawings subject to the terms and conditions set forth in the Revised Credit Facility. The Revised Credit Facility remains subject to approval by the Bankruptcy Court.

Under the Revised Investment Agreement, we remain committed to support DBSD North America’s plan of reorganization under which we will acquire 100% of the equity of reorganized DBSD North America upon DBSD North America’s emergence from bankruptcy. Under the Revised Investment Agreement: (i) all claims under those 7.5% Convertible Senior Secured Notes due 2009, issued under that certain indenture dated August 15, 2005, as supplemented and amended, among DBSD North America, the guarantors named therein, and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee, will be paid in full; (ii) all of DBSD North America’s obligations under the Revised Credit Facility will be paid in full; (iii) the holders of general unsecured claims of DBSD North America shall receive partial payment; and (iv) certain additional claims in bankruptcy will also be paid in full.

Our ultimate acquisition of 100% of the equity of reorganized DBSD North America is subject to the satisfaction of certain conditions, including approval by the FCC and DBSD North America’s emergence from bankruptcy.

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Current Assets:
Cash and cash equivalents	$ 1,386,486	$ 507,266	$ 265,032	$ 98,226	$ 98,001	$ 482,251
Marketable investment securities (Note 3)	1,944,622	1,592,911		1,709,131
Trade accounts receivable - other, net of allowance for doubtful accounts of $16,547 and $29,650, respectively	794,344	771,383		741,351
Trade accounts receivable - EchoStar, net of allowance for doubtful accounts of zero	23,826	14,155		38,347
Inventory	429,958	487,046		295,950
Deferred tax assets	284,157	281,957		189,058
Other current assets	99,454	70,515		61,730
Total current assets	4,962,847	3,725,233		3,133,793
Noncurrent Assets:
Restricted cash and marketable investment securities	112,553	132,395		128,474
Property and equipment, net of accumulated depreciation of $2,770,414 and $2,684,364, respectively	3,198,022	3,230,849		2,601,180
FCC authorizations	679,570	679,570		679,570
Other noncurrent assets, net	155,076	67,586		75,776
Total noncurrent assets	4,145,221	4,110,400		3,485,000
Total assets	9,108,068	7,835,633		6,618,793
Current Liabilities:
Trade accounts payable - other	142,086	161,413		141,213
Trade accounts payable - EchoStar	272,506	238,629		269,542
Deferred revenue and other	823,458	803,737		815,864
Accrued programming	1,029,426	1,089,976		985,928
Litigation accrual (Note 8)	65,580	619,022		393,566
Other accrued expenses	593,429	512,705		485,637
Current portion of long-term debt and capital lease obligations	1,030,085	1,030,895		26,518
Total current liabilities	3,956,570	4,456,377		3,118,268
Long-Term Obligations, Net of Current Portion:
Long-term debt and capital lease obligations, net of current portion	7,471,328	5,484,041		6,470,046
Deferred tax liabilities	999,677	621,943		370,226
Long-term deferred revenue, distribution and carriage payments and other long-term liabilities	202,140	215,832		291,565
Total long-term obligations, net of current portion	8,673,145	6,321,816		7,131,837
Total liabilities	12,629,715	10,778,193		10,250,105
Commitments and Contingencies (Note 8)
Stockholder's Equity (Deficit):
Common stock, $.01 par value, 1,000,000 shares authorized, 1,015 shares issued and outstanding
Additional paid-in capital	1,192,803	1,170,560		1,154,614
Accumulated other comprehensive income (loss)	4,269	3,765		3,833
Accumulated earnings (deficit)	(4,718,719)	(4,116,885)		(4,789,759)
Total stockholder's equity (deficit)	(3,521,647)	(2,942,560)		(3,631,312)	(3,209,677)	(2,003,712)
Total liabilities and stockholder's equity (deficit)	$ 9,108,068	$ 7,835,633		$ 6,618,793

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Allowance for doubtful accounts on trade accounts receivable - other	$ 16,547	$ 29,650	$ 16,372
Allowance for doubtful accounts on trade accounts receivable - EchoStar	0	0	0
Noncurrent Assets:
Accumulated depreciation on property and equipment	$ 2,770,414	$ 2,684,364
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000	1,000,000	1,000,000
Common stock, shares issued	1,015	1,015	1,015
Common stock, shares outstanding	1,015	1,015	1,015

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Subscriber-related revenue	$ 3,307,003	$ 3,140,201	$ 6,502,669	$ 6,175,602	$ 12,538,950	$ 11,537,703
Equipment sales and other revenue	16,021	16,505	31,914	30,334	59,607	97,856
Equipment sales - EchoStar	20	1,281	23	2,193	3,127	7,457
Services and other revenue - EchoStar	8,783	9,928	17,811	16,448	34,053	20,102
Total revenue	3,331,827	3,167,915	6,552,417	6,224,577	12,635,737	11,663,118
Costs and Expenses (exclusive of depreciation shown separately below - Note 5):
Subscriber-related expenses	1,727,091	1,648,221	3,419,399	3,287,429	6,675,095	6,359,138
Satellite and transmission expenses
EchoStar	115,466	107,107	224,352	208,585	418,286	319,752
Other	9,692	9,985	19,770	19,856	39,776	33,477
Equipment, services and other cost of sales	18,192	22,004	40,264	38,906	76,295	121,238
Subscriber acquisition costs:
Cost of sales - subscriber promotion subsidies - EchoStar	62,868	39,733	117,294	66,636	175,777	188,793
Other subscriber promotion subsidies	211,927	266,428	438,749	580,111	1,104,652	1,071,655
Subscriber acquisition advertising	67,669	99,126	141,027	170,528	372,563	279,067
Total subscriber acquisition costs	342,464	405,287	697,070	817,275	1,652,992	1,539,515
General and administrative expenses - EchoStar	12,532	11,539	24,472	22,969	47,429	45,356
General and administrative expenses	137,816	142,285	285,676	280,560	573,495	554,754
Litigation expense (Note 8)	23,727	30,709	(316,949)	60,902	225,456	361,024
Depreciation and amortization	234,138	264,368	462,264	503,860	983,360	939,714
Total costs and expenses	2,621,118	2,641,505	4,856,318	5,240,342	10,692,184	10,273,968
Operating income (loss)	710,709	526,410	1,696,099	984,235	1,943,553	1,389,150
Other Income (Expense):
Interest income	2,734	3,847	6,374	7,374	13,744	13,985
Interest expense, net of amounts capitalized	(141,205)	(120,918)	(261,178)	(241,856)	(470,890)	(407,413)
Other, net	(1,069)	123	11,499	251	581	(19,129)
Total other income (expense)	(139,540)	(116,948)	(243,305)	(234,231)	(456,565)	(412,557)
Income (loss) before income taxes	571,169	409,462	1,452,794	750,004	1,486,988	976,593
Income tax (provision) benefit, net	(221,877)	(153,932)	(554,628)	(276,249)	(538,312)	(372,938)
Net income (loss)	349,292	255,530	898,166	473,755	948,676	603,655
Comprehensive Income (Loss):
Unrealized holding gains (losses) on available-for-sale securities, net of tax	(1,895)	(1,980)	504	(1,242)	(68)	12,625
Comprehensive income (loss)	$ 347,397	$ 253,550	$ 898,670	$ 472,513	$ 948,608	$ 616,280

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Cash Flows From Operating Activities:
Net income (loss)	$ 898,166	$ 473,755
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	462,264	503,860
Realized and unrealized losses (gains) on investments	(11,210)
Non-cash, stock-based compensation	18,860	9,210
Deferred tax expense (benefit)	372,554	28,033
Other, net	3,265	2,851
Change in noncurrent assets	(63,244)	(1,192)
Change in long-term deferred revenue, distribution and carriage payments and other long-term liabilities	(13,692)	(34,657)
Changes in current assets and current liabilities, net	(520,616)	42,144
Net cash flows from operating activities	1,146,347	1,024,004
Cash Flows From Investing Activities:
Purchases of marketable investment securities	(2,864,894)	(2,584,768)
Sales and maturities of marketable investment securities	2,513,687	2,622,346
Purchases of property and equipment	(401,513)	(747,622)
Change in restricted cash and marketable investment securities	19,842	(3,270)
Proceeds from sale of strategic investments	10,000
Other	20	108
Net cash flows from investing activities	(722,858)	(713,206)
Cash Flows From Financing Activities:
Proceeds from issuance of long-term debt	2,000,000
Deferred debt issuance costs	(27,167)
Repayment of long-term debt and capital lease obligations	(17,102)	(12,780)
Capital distribution to affiliate	(1,500,000)	(131,212)
Net cash flows from financing activities	455,731	(143,992)
Net increase (decrease) in cash and cash equivalents	879,220	166,806
Cash and cash equivalents, beginning of period	507,266	98,226
Cash and cash equivalents, end of period	1,386,486	265,032
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest (including capitalized interest)	234,693	237,977
Cash received for interest	6,133	7,374
Cash paid for income taxes	7,618	480
Cash paid for income taxes to DISH	126,903	241,339
Vendor financing		22,000
Satellites and other assets financed under capital lease obligations	$ 3,583	$ 786

Organization and Business Activities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Organization and Business Activities
Organization and Business Activities

1.              Organization and Business Activities

Principal Business

DISH DBS Corporation (which together with its subsidiaries is referred to as “DDBS,” the “Company,” “we,” “us” and/or “our”) is a holding company and an indirect, wholly-owned subsidiary of DISH Network Corporation (“DISH”).  DDBS was formed under Colorado law in January 1996 and its common stock is held by DISH Orbital Corporation, a direct subsidiary of DISH.  We operate the DISH Network® direct broadcast satellite (“DBS”) subscription television service (“DISH Network”) in the United States which had 14.056 million subscribers as of June 30, 2011.  The DISH Network DBS System consists of our licensed Federal Communications Commission (“FCC”) authorized DBS and Fixed Satellite Service (“FSS”) spectrum, our owned and leased satellites, receiver systems, third-party broadcast operations, customer service facilities, leased fiber network, in-home service and call center operations, and certain other assets utilized in our operations.

On January 1, 2008, DISH completed the distribution of its technology and set-top box business and certain infrastructure assets (the “Spin-off”) into a separate publicly-traded company, EchoStar Corporation (“EchoStar”).  DISH, including us, and EchoStar operate as separate publicly-traded companies, and neither entity has any ownership interest in the other.  However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman or by certain trusts established by Mr. Ergen for the benefit of his family.

1.     Organization and Business Activities

Principal Business

DISH DBS Corporation (which together with its subsidiaries is referred to as “DDBS,” the “Company,” “we,” “us” and/or “our”) is a holding company and an indirect, wholly-owned subsidiary of DISH Network Corporation (“DISH”). DDBS was formed under Colorado law in January 1996 and its common stock is held by DISH Orbital Corporation, a direct subsidiary of DISH. We operate the DISH Network® direct broadcast satellite (“DBS”) subscription television service (“DISH Network”) in the United States which had 14.133 million subscribers as of December 31, 2010. We have deployed substantial resources to develop the “DISH Network DBS System.” The DISH Network DBS System consists of our licensed Federal Communications Commission (“FCC”) authorized DBS and Fixed Satellite Service (“FSS”) spectrum, our owned and leased satellites, receiver systems, third-party broadcast operations, customer service facilities, leased fiber network, in-home service and call center operations, and certain other assets utilized in our operations.

Spin-off of Technology and Certain Infrastructure Assets

On January 1, 2008, DISH completed the distribution of its technology and set-top box business and certain infrastructure assets (the “Spin-off”) into a separate publicly-traded company, EchoStar Corporation (“EchoStar”). DISH, including us, and EchoStar operate as separate publicly-traded companies, and neither entity has any ownership interest in the other. However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman, President and Chief Executive Officer or by certain trusts established by Mr. Ergen for the benefit of his family.

The two entities consist of the following:

·                  DISH Network Corporation - which retained its subscription television business, the DISH Network®, and

·                  EchoStar Corporation - which sells equipment, including set-top boxes and related components, to DISH Network and international customers, and provides digital broadcast operations and satellite services to DISH Network and other customers.

Following the Spin-off, DDBS operates in only one reportable segment, the DISH Network segment, which provides a DBS subscription television service in the United States.

Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.              Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited Condensed Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and with the instructions to Form 10-Q and Article 10 of Regulation S-X for interim financial information.  Accordingly, these statements do not include all of the information and notes required for complete financial statements prepared under GAAP.  In our opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  Our results of operations for the interim periods presented are not necessarily indicative of the results that may be expected for the full year.  For further information, refer to the Consolidated Financial Statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 10-K”).  Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of Consolidation

We consolidate all majority owned subsidiaries, investments in entities in which we have controlling influence and variable interest entities where we have been determined to be the primary beneficiary.  Non-majority owned investments are accounted for using the equity method when we have the ability to significantly influence the operating decisions of the investee.  When we do not have the ability to significantly influence the operating decisions of an investee, the cost method is used.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense for each reporting period.  Estimates are used in accounting for, among other things, allowances for doubtful accounts, self-insurance obligations, deferred taxes and related valuation allowances, uncertain tax positions, loss contingencies, fair value of financial instruments, fair value of options granted under our stock-based compensation plans, fair value of assets and liabilities acquired in business combinations, capital leases, asset impairments, useful lives of property, equipment and intangible assets, retailer incentives, programming expenses, subscriber lives and royalty obligations.  Weak economic conditions have increased the inherent uncertainty in the estimates and assumptions indicated above.

Actual results may differ from previously estimated amounts, and such differences may be material to the Condensed Consolidated Financial Statements.  Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected prospectively in the period they occur.

Fair Value of Financial Instruments

As of June 30, 2011 and December 31, 2010, the carrying value for cash and cash equivalents, marketable investment securities, trade accounts receivable, net of allowance for doubtful accounts, and current liabilities is equal to or approximates fair value due to their short-term nature or proximity to current market rates.

Fair values for our publicly traded debt securities are based on quoted market prices.  The fair values of our private debt is estimated based on an analysis in which we evaluate market conditions, related securities, various public and private offerings, and other publicly available information.  In performing this analysis, we make various assumptions regarding, among other things, credit spreads, and the impact of these factors on the value of the notes.  See Note 6 for the fair value of our long-term debt.

2.     Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation

We consolidate all majority owned subsidiaries, investments in entities in which we have controlling influence and variable interest entities where we have been determined to be the primary beneficiary. Non-majority owned investments are accounted for using the equity method when we have the ability to significantly influence the operating decisions of the investee. When we do not have the ability to significantly influence the operating decisions of an investee, the cost method is used. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense for each reporting period. Estimates are used in accounting for, among other things, allowances for doubtful accounts, self-insurance obligations, deferred taxes and related valuation allowances, uncertain tax positions, loss contingencies, fair value of financial instruments, fair value of options granted under our stock-based compensation plans, fair value of assets and liabilities acquired in business combinations, capital leases, asset impairments, useful lives of property, equipment and intangible assets, retailer incentives, programming expenses, subscriber lives and royalty obligations. Weak economic conditions have increased the inherent uncertainty in the estimates and assumptions indicated above. Actual results may differ from previously estimated amounts, and such differences may be material to our Consolidated Financial Statements. Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected prospectively in the period they occur.

Cash and Cash Equivalents

We consider all liquid investments purchased with an original maturity of 90 days or less to be cash equivalents. Cash equivalents as of December 31, 2010 and 2009 may consist of money market funds, government bonds, corporate notes and commercial paper. The cost of these investments approximates their fair value.

Marketable Investment Securities

We currently classify all marketable investment securities as available-for-sale. We adjust the carrying value of our available-for-sale securities to fair value and report the related temporary unrealized gains and losses as a separate component of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit),” net of related deferred income tax. Declines in the fair value of a marketable investment security which are determined to be “other-than-temporary” are recognized in our Consolidated Statements of Operations and Comprehensive Income (Loss), thus establishing a new cost basis for such investment.

We evaluate our marketable investment securities portfolio on a quarterly basis to determine whether declines in the fair value of these securities are other-than-temporary. This quarterly evaluation consists of reviewing, among other things:

·                  the fair value of our marketable investment securities compared to the carrying amount,

·                  the historical volatility of the price of each security, and

·                  any market and company specific factors related to each security.

Declines in the fair value of investments below cost basis are generally accounted for as follows:

Length of Time Investment Has Been In a Continuous Loss Position	Treatment of the Decline in Value (absent specific factors to the contrary)
Less than six months	Generally, considered temporary.
Six to nine months	Evaluated on a case by case basis to determine whether any company or market-specific factors exist which would indicate that such decline is other-than-temporary.
Greater than nine months	Generally, considered other-than-temporary. The decline in value is recorded as a charge to earnings.

In situations where the fair value of a debt security is below its carrying amount, we consider the decline to be other-than-temporary and record a charge to earnings if any of the following factors apply:

·                  we have the intent to sell the security.

·                  it is more likely than not that we will be required to sell the security before maturity or recovery.

·                  we do not expect to recover the security’s entire amortized cost basis, even if there is no intent to sell the security.

In general, we use the first in, first out method to determine the cost basis on sales of marketable investment securities.

Accounts Receivable

Management estimates the amount of required allowances for the potential non-collectability of accounts receivable based upon past collection experience and consideration of other relevant factors. However, past experience may not be indicative of future collections and therefore additional charges could be incurred in the future to reflect differences between estimated and actual collections.

Inventory

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. We depend on EchoStar for the production of our receivers and many components of our receiver systems. Manufactured inventory includes materials, labor, freight-in, royalties and manufacturing overhead.

Property and Equipment

Property and equipment are stated at cost. The costs of satellites under construction, including certain amounts prepaid under our satellite service agreements, are capitalized during the construction phase, assuming the eventual successful launch and in-orbit operation of the satellite. If a satellite were to fail during launch or while in-orbit, the resultant loss would be charged to expense in the period such loss was incurred. The amount of any such loss would be reduced to the extent of insurance proceeds estimated to be received, if any. Depreciation is recorded on a straight-line basis over useful lives ranging from one to forty years. Repair and maintenance costs are charged to expense when incurred. Renewals and improvements that add value or extend the asset’s useful life are capitalized.

Long-Lived Assets

We review our long-lived assets and identifiable finite lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We evaluate our satellite fleet for recoverability as one asset group. For assets which are held and used in operations, the asset would be impaired if the carrying value of the asset (or asset group) exceeded its undiscounted future net cash flows. Once an impairment is determined, the actual impairment is reported as the difference between the carrying value and the fair value as estimated using discounted cash flows. Assets which are to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. We consider relevant cash flow, estimated future operating results, trends and other available information in assessing whether the carrying value of assets are recoverable.

Other Intangible Assets

We do not amortize indefinite lived intangible assets, but test these assets for impairment annually or whenever indicators of impairments arise. Intangible assets that have finite lives are amortized over their estimated useful lives and tested for impairment as described above for long-lived assets. Our intangible assets with indefinite lives primarily consist of FCC licenses. Generally, we have determined that our FCC licenses have indefinite useful lives due to the following:

·                  FCC spectrum is a non-depleting asset;

·                  Existing DBS licenses are integral to our business and will contribute to cash flows indefinitely;

·                  Replacement satellite applications are generally authorized by the FCC subject to certain conditions, without substantial cost under a stable regulatory, legislative and legal environment;

·                  Maintenance expenditures to obtain future cash flows are not significant;

·                  DBS licenses are not technologically dependent; and

·                  We intend to use these assets indefinitely.

We combine all our indefinite lived FCC licenses into a single unit of accounting. The analysis encompasses future cash flows from satellites transmitting from such licensed orbital locations, including revenue attributable to programming offerings from such satellites, the direct operating and subscriber acquisition costs related to such programming, and future capital costs for replacement satellites. Projected revenue and cost amounts include current and projected subscribers. In conducting our annual impairment test in 2010, we determined that the estimated fair value of the FCC licenses, calculated using a discounted cash flow analysis, exceeded their carrying amounts.

Other Investment Securities

Generally, we account for our unconsolidated equity investments under either the equity method or cost method of accounting. Because these equity securities are generally not publicly traded, it is not practical to regularly estimate the fair value of the investments; however, these investments are subject to an evaluation for other-than-temporary impairment on a quarterly basis. This quarterly evaluation consists of reviewing, among other things, company business plans and current financial statements, if available, for factors that may indicate an impairment of our investment. Such factors may include, but are not limited to, cash flow concerns, material litigation, violations of debt covenants and changes in business strategy. The fair value of these equity investments is not estimated unless there are identified changes in circumstances that may indicate an impairment exists and these changes are likely to have a significant adverse effect on the fair value of the investment. When impairments occur related to our foreign investments, any cumulative translation adjustment associated with these investments will remain in “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit)” on our Consolidated Balance Sheets until the investments are sold or otherwise liquidated; at which time, they will be released into our Consolidated Statements of Operations and Comprehensive Income (Loss).

Long-Term Deferred Revenue, Distribution and Carriage Payments

Certain programmers provide us up-front payments. Such amounts are deferred and recognized as reductions to “Subscriber-related expenses” on a straight-line basis over the relevant remaining contract term (generally up to 10 years). The current and long-term portions of these deferred credits are recorded in our Consolidated Balance Sheets in “Deferred revenue and other” and “Long-term deferred revenue, distribution and carriage payments and other long-term liabilities,” respectively.

Sales Taxes

We account for sales taxes imposed on our goods and services on a net basis in our Consolidated Statements of Operations and Comprehensive Income (Loss). Since we primarily act as an agent for the governmental authorities, the amount charged to the customer is collected and remitted directly to the appropriate jurisdictional entity.

Income Taxes

We establish a provision for income taxes currently payable or receivable and for income tax amounts deferred to future periods. Deferred tax assets and liabilities are recorded for the estimated future tax effects of differences that exist between the book and tax basis of assets and liabilities. Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that such net deferred tax assets will not be realized.

Accounting for Uncertainty in Income Taxes

From time to time, we engage in transactions where the tax consequences may be subject to uncertainty. We record a liability when, in management’s judgment, a tax filing position does not meet the more likely than not threshold. For tax positions that meet the more likely than not threshold, we may record a liability depending on management’s assessment of how the tax position will ultimately be settled. We adjust our estimates periodically for ongoing examinations by and settlements with various taxing authorities, as well as changes in tax laws, regulations and precedent. We classify interest and penalties, if any, associated with our uncertain tax positions as a component of “Interest expense, net of amounts capitalized” and “Other, net,” respectively.

Fair Value of Financial Instruments

The carrying value for cash and cash equivalents, marketable investment securities, trade accounts receivable, net of allowance for doubtful accounts, and current liabilities is equal to or approximates fair value due to their short-term nature.

Fair values for our publicly traded debt securities are based on quoted market prices. The fair values of our private debt is estimated based on an analysis in which we evaluate market conditions, related securities, various public and private offerings, and other publicly available information. In performing this analysis, we make various assumptions, among other things, regarding credit spreads, and the impact of these factors on the value of the notes. See Note 7 for the fair value of our long-term debt.

Deferred Debt Issuance Costs

Costs of issuing debt are generally deferred and amortized to interest expense ratably over the terms of the respective notes (see Note 7).

Revenue Recognition

We recognize revenue when an arrangement exists, prices are determinable, collectibility is reasonably assured and the goods or services have been delivered. Revenue from our subscription television services is recognized when programming is broadcast to subscribers. Payments received from subscribers in advance of the broadcast or service period are recorded as “Deferred revenue and other” in our Consolidated Balance Sheets until earned. For certain of our promotions relating to our receiver systems and HD programming, subscribers are charged an upfront fee. A portion of this fee may be deferred and recognized over the estimated subscriber life for new subscribers or the estimated remaining life for existing subscribers ranging from 18 months to five years. Revenue from advertising sales is recognized when the related services are performed.

Subscriber fees for equipment rental, including DVRs, additional outlets and fees for receivers with multiple tuners, and our in-home service operations are recognized as revenue as earned. Revenue from equipment sales and equipment upgrades are recognized upon shipment to customers.

Certain of our existing and new subscriber promotions include programming discounts. Programming revenues are recorded as earned at the discounted monthly rate charged to the subscriber. See “Subscriber Acquisition Costs” below for discussion regarding the accounting for costs under these promotions.

Subscriber-Related Expenses

The cost of television programming distribution rights is generally incurred on a per subscriber basis and various upfront carriage payments are recognized when the related programming is distributed to subscribers. Recently, we entered into long-term flat rate programming contracts that are charged to expense using the straight-line method over the term of the agreement.

In addition, the cost of television programming rights to distribute live sporting events for a season or tournament is charged to expense using the straight-line method over the course of the season or tournament. “Subscriber-related expenses” in our Consolidated Statements of Operations and Comprehensive Income (Loss) principally include programming expenses, costs incurred in connection with our in-home service and call center operations, billing costs, refurbishment and repair costs related to receiver systems, subscriber retention and other variable subscriber expenses. These costs are recognized as the services are performed or as incurred.

Subscriber Acquisition Costs

Subscriber acquisition costs in our Consolidated Statements of Operations and Comprehensive Income (Loss) consist of costs incurred to acquire new subscribers through third parties and our direct sales distribution channel. Subscriber acquisition costs include the following line items from our Consolidated Statements of Operations and Comprehensive Income (Loss):

·                  “Cost of sales - subscriber promotion subsidies - EchoStar” includes the cost of our receiver systems sold to retailers and other distributors of our equipment and receiver systems sold directly by us to subscribers.

·                  “Other subscriber promotion subsidies” includes net costs related to promotional incentives and costs related to installation.

·                  “Subscriber acquisition advertising” includes advertising and marketing expenses related to the acquisition of new DISH Network subscribers. Advertising costs are expensed as incurred.

We characterize amounts paid to our independent dealers as consideration for equipment installation services and for equipment buydowns (incentives and rebates) as a reduction of revenue. We expense payments for equipment installation services as “Other subscriber promotion subsidies.” Our payments for equipment buydowns represent a partial or complete return of the dealer’s purchase price and are, therefore, netted against the proceeds received from the dealer. We report the net cost from our various sales promotions through our independent dealer network as a component of “Other subscriber promotion subsidies.” Net proceeds from the sale of subscriber related equipment pursuant to our subscriber acquisition promotions are not recognized as revenue.

Equipment Lease Programs

DISH Network subscribers have the choice of leasing or purchasing the satellite receiver and other equipment necessary to receive our programming. Most of our new subscribers choose to lease equipment and thus we retain title to such equipment. Equipment leased to new and existing subscribers is capitalized and depreciated over their estimated useful lives.

Foreign Currency Translation

The functional currency of the majority of our foreign subsidiaries is the U.S. dollar because their sales and purchases are predominantly denominated in that currency.  However, for our subsidiaries where the functional currency is the local currency, we translate assets and liabilities into U.S. dollars at the period-end exchange rate and revenues and expenses based on the exchange rates at the time such transactions arise, if known, or at the average rate for the period.  The difference is recorded to equity as a component of other comprehensive income (loss).  Financial assets and liabilities denominated in currencies other than the functional currency are recorded at the exchange rate at the time of the transaction and subsequent gains and losses related to changes in the foreign currency are included in “Other, net” income or expense in our Consolidated Statements of Operations and Comprehensive Income (Loss).  Net transaction gains (losses) during 2010, 2009 and 2008 were not significant.

New Accounting Pronouncements

Revenue Recognition - Multiple-Deliverable Arrangements

In October 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2009-13 (“ASU 2009-13”), Revenue Recognition - Multiple-Deliverable Revenue Arrangements. ASU 2009-13 changes the requirements for establishing separate units of accounting in a multiple deliverable arrangement and requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price. This standard is effective January 1, 2011.  We do not expect the adoption of ASU 2009-13 to have a material impact on our financial position or results of operations.

Marketable Investment Securities and Restricted Cash	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Marketable Investment Securities, Restricted Cash and Other Investment Securities
Marketable Investment Securities and Restricted Cash

3.              Marketable Investment Securities and Restricted Cash

Our marketable investment securities, restricted cash and other investment securities consist of the following:

	As of
	June 30,	December 31,
	2011	2010
	(In thousands)
Marketable investment securities:
Current marketable investment securities - VRDNs	$1,130,264	$1,021,697
Current marketable investment securities - other	814,358	571,214
Total current marketable investment securities	1,944,622	1,592,911
Restricted marketable investment securities (1)	55,274	59,638
Total marketable investment securities	1,999,896	1,652,549

Restricted cash and cash equivalents (1)	57,279	72,757

Total marketable investment securities and restricted cash	$2,057,175	$1,725,306

(1)        Restricted marketable investment securities and restricted cash and cash equivalents are included in “Restricted cash and marketable investment securities” on our Condensed Consolidated Balance Sheets.

Marketable Investment Securities

Our marketable investment securities portfolio consists of various debt instruments, all of which are classified as available-for-sale.

Current Marketable Investment Securities - VRDNs

Variable rate demand notes (“VRDNs”) are long-term floating rate municipal bonds with embedded put options that allow the bondholder to sell the security at par plus accrued interest.  All of the put options are secured by a pledged liquidity source.  Our VRDN portfolio is comprised of investments in many municipalities, which are backed by financial institutions or other highly rated companies that serve as the pledged liquidity source.  While they are classified as marketable investment securities, the put option allows VRDNs to be liquidated generally on a same day or on a five business day settlement basis.

Current Marketable Investment Securities - Other

Our current marketable investment securities portfolio includes investments in various debt instruments including corporate and government bonds.

Restricted Cash and Marketable Investment Securities

As of June 30, 2011 and December 31, 2010, our restricted marketable investment securities, together with our restricted cash, included amounts required as collateral for our letters of credit or surety bonds and for our litigation with ESPN (See Note 8).

Unrealized Gains (Losses) on Marketable Investment Securities

As of June 30, 2011 and December 31, 2010, we had accumulated net unrealized gains of  $4 million and  $4 million, both net of related tax effect, respectively, as a part of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit).” A full valuation allowance has been established against any deferred taxes that are capital in nature. The components of our available-for-sale investments are detailed in the table below.

	As of June 30, 2011				As of December 31, 2010
	Marketable				Marketable
	Investment	Unrealized			Investment	Unrealized
	Securities	Gains	Losses	Net	Securities	Gains	Losses	Net
	(In thousands)
Debt securities:
VRDNs	$1,130,264	$—	$—	$—	$1,021,697	$—	$—	$—
Other (including restricted)	869,632	5,929	(1,660)	4,269	630,852	4,905	(1,140)	3,765
Total marketable investment securities	$1,999,896	$5,929	$(1,660)	$4,269	$1,652,549	$4,905	$(1,140)	$3,765

As of June 30, 2011, restricted and non-restricted marketable investment securities include debt securities of  $1.819 billion with contractual maturities of one year or less and  $181 million with contractual maturities greater than one year.  Actual maturities may differ from contractual maturities as a result of our ability to sell these securities prior to maturity.

Marketable Investment Securities in a Loss Position

The following table reflects the length of time that the individual securities, accounted for as available-for-sale, have been in an unrealized loss position, aggregated by investment category.  As of June 30, 2011 and December 31, 2010, the unrealized losses on our investments in debt securities primarily represent investments in mortgage backed securities.  We do not intend to sell our investments in these debt securities before they recover or mature, and it is more likely than not that we will hold these investments until that time.  In addition, we are not aware of any specific factors indicating that the underlying issuers of these debt securities would not be able to pay interest as it becomes due or repay the principal at maturity.  Therefore, we believe that these changes in the estimated fair values of these marketable investment securities are related to temporary market fluctuations.

	Primary	As of June 30, 2011
	Reason for	Total	Less than Six Months		Six to Nine Months		Nine Months or More
Investment	Unrealized	Fair	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Category	Loss	Value	Value	Loss	Value	Loss	Value	Loss
		(In thousands)
Debt securities	Temporary market fluctuations	$399,836	$394,347	$(1,231)	$1,278	$(2)	$4,211	$(427)
Total		$399,836	$394,347	$(1,231)	$1,278	$(2)	$4,211	$(427)

		As of December 31, 2010
		(In thousands)
Debt securities	Temporary market fluctuations	$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)
Total		$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)

Fair Value Measurements

We determine fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.  Market or observable inputs are the preferred source of values, followed by unobservable inputs or assumptions based on hypothetical transactions in the absence of market inputs. We apply the following hierarchy in determining fair value:

·                  Level 1, defined as observable inputs being quoted prices in active markets for identical assets;

·                  Level 2, defined as observable inputs other than quoted prices included in Level 1, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

·                  Level 3, defined as unobservable inputs for which little or no market data exists, consistent with reasonably available assumptions made by other participants therefore requiring assumptions based on the best information available.

Our assets measured at fair value on a recurring basis were as follows:

	As of
	June 30, 2011				December 31, 2010
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	(In thousands)
Debt securities:
VRDNs	$1,130,264	$—	$1,130,264	$—	$1,021,697	$—	$1,021,697	$—
Other (including restricted)	869,632	—	869,632	—	630,852	10,738	620,114	—
Total marketable investment securities	$1,999,896	$—	$1,999,896	$—	$1,652,549	$10,738	$1,641,811	$—

Gains and Losses on Sales and Changes in Carrying Values of Investments

“Other, net” income and expense included on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) includes other changes in the carrying amount of our marketable and non-marketable investments as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
Other Income (Expense):	2011	2010	2011	2010
	(In thousands)
Other investment securities - gains (losses) on sales	$—	$—	$10,000	$—
Marketable investment securities - unrealized gains (losses) on investments accounted for at fair value	(1,243)	—	1,210	—
Other	174	123	289	251
Total	$(1,069)	$123	$11,499	$251

4.     Marketable Investment Securities, Restricted Cash and Other Investment Securities

Our marketable investment securities, restricted cash and other investment securities consist of the following:

	As of December 31,
	2010	2009
	(In thousands)
Marketable investment securities:
Current marketable investment securities - VRDNs	$1,021,697	$963,913
Current marketable investment securities - other	571,214	745,218
Total current marketable investment securities	1,592,911	1,709,131
Restricted marketable investment securities (1)	59,638	11,042
Total marketable investment securities	1,652,549	1,720,173

Restricted cash and cash equivalents (1)	72,757	117,432

Total marketable investment securities and restricted cash	$1,725,306	$1,837,605

(1)       Restricted marketable investment securities and restricted cash and cash equivalents are included in “Restricted cash and marketable investment securities” on our Consolidated Balance Sheets.

Marketable Investment Securities

Our marketable investment securities portfolio consists of various debt instruments, all of which are classified as available-for-sale (see Note 2).

Current Marketable Investment Securities - VRDNs

Variable rate demand notes (“VRDNs”) are long-term floating rate municipal bonds with embedded put options that allow the bondholder to sell the security at par plus accrued interest. All of the put options are secured by a pledged liquidity source. Our VRDN portfolio is comprised of investments in many municipalities, which are backed by financial institutions or other highly rated companies that serve as the pledged liquidity source. While they are classified as marketable investment securities, the put option allows VRDNs to be liquidated generally on a same day or on a five business day settlement basis.

Current Marketable Investment Securities - Other

Our current marketable investment securities portfolio includes investments in various debt instruments including corporate and government bonds.

Restricted Cash and Marketable Investment Securities

As of December 31, 2010 and 2009, our restricted marketable investment securities, together with our restricted cash, included amounts required as collateral for our letters of credit or surety bonds. Restricted cash and marketable investment securities as of December 31, 2010 and 2009 included  $62 million related to our litigation with Tivo, respectively.

Unrealized Gains (Losses) on Marketable Investment Securities

As of December 31, 2010 and 2009, we had accumulated net unrealized gains of  $4 million net of related tax effect, respectively, as a part of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit).” A full valuation allowance has been established against any deferred taxes that are capital in nature. The components of our available-for-sale investments are detailed in the table below.

	As of December 31,
	2010				2009
	Marketable				Marketable
	Investment	Unrealized			Investment	Unrealized
	Securities	Gains	Losses	Net	Securities	Gains	Losses	Net
	(In thousands)
Debt securities:
VRDNs	$1,021,697	$—	$—	$—	$963,913	$1	$(3)	$(2)
Other (including restricted)	630,852	4,905	(1,140)	3,765	756,260	5,336	(1,501)	3,835
Total marketable investment securities	$1,652,549	$4,905	$(1,140)	$3,765	$1,720,173	$5,337	$(1,504)	$3,833

As of December 31, 2010, restricted and non-restricted marketable investment securities include debt securities of  $1.578 billion with contractual maturities of one year or less and  $75 million with contractual maturities greater than one year. Actual maturities may differ from contractual maturities as a result of our ability to sell these securities prior to maturity.

Marketable Investment Securities in a Loss Position

The following table reflects the length of time that the individual securities, accounted for as available-for-sale, have been in an unrealized loss position, aggregated by investment category. As of December 31, 2010 and 2009, the unrealized losses on our investments in debt securities primarily represent investments in mortgage backed securities. We do not intend to sell our investments in these debt securities before they recover or mature, and it is more likely than not that we will hold these investments until that time. In addition, we are not aware of any specific factors indicating that the underlying issuers of these debt securities would not be able to pay interest as it becomes due or repay the principal at maturity. Therefore, we believe that these changes in the estimated fair values of these marketable investment securities are related to temporary market fluctuations.

	Primary	As of December 31, 2010
	Reason for	Total	Less than Six Months		Six to Nine Months		Nine Months or More
Investment	Unrealized	Fair	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Category	Loss	Value	Value	Loss	Value	Loss	Value	Loss
		(In thousands)
Debt securities	Temporary market fluctuations	$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)
Total		$197,600	$71,279	$(133)	$20,051	$(79)	$106,270	$(928)

		As of December 31, 2009
		(In thousands)
Debt securities	Temporary market fluctuations	$190,760	$144,819	$(277)	$6,892	$(41)	$39,049	$(1,186)
Total		$190,760	$144,819	$(277)	$6,892	$(41)	$39,049	$(1,186)

Fair Value Measurements

We determine fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Market or observable inputs are the preferred source of values, followed by unobservable inputs or assumptions based on hypothetical transactions in the absence of market inputs. We apply the following hierarchy in determining fair value:

·                  Level 1, defined as observable inputs being quoted prices in active markets for identical assets;

·                  Level 2, defined as observable inputs other than quoted prices included in Level 1, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

·                  Level 3, defined as unobservable inputs for which little or no market data exists, consistent with reasonably available assumptions made by other participants, therefore requiring assumptions based on the best information available.

Our assets measured at fair value on a recurring basis were as follows:

DISH DBS CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

	As of December 31,
	2010				2009
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	(In thousands)
Debt securities:
VRDNs	$1,021,697	$—	$1,021,697	$—	$963,913	$—	$963,913	$—
Other (including restricted)	630,852	10,738	620,114	—	756,260	11,042	745,218	—
Total marketable investment securities	$1,652,549	$10,738	$1,641,811	$—	$1,720,173	$11,042	$1,709,131	$—

Gains and Losses on Sales and Changes in Carrying Values of Investments

“Other, net” income and expense included on our Consolidated Statements of Operations and Comprehensive Income (Loss) includes other changes in the carrying amount of our marketable and non-marketable investments as follows:

	For the Years Ended December 31,
Other Income (Expense):	2010	2009	2008
	(In thousands)
Marketable investment securities - other-than-temporary impairments	$—	$—	$(11,247)
Other investment securities - other-than-temporary impairments	—	(18,933)	—
Other investment securities - gains (losses) on sales	—	—	53,473
Other	581	(196)	3,165
Total	$581	$(19,129)	$45,391

Inventory	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Inventory
Inventory

4.     Inventory

Inventory consists of the following:

	As of
	June 30,	December 31,
	2011	2010
	(In thousands)
Finished goods - DBS	$316,322	$304,552
Raw materials	80,471	143,100
Work-in-process - used	30,658	36,186
Work-in-process - new	2,507	3,208
Total inventory	$429,958	$487,046

5.     Inventory

Inventory consists of the following:

	As of December 31,
	2010	2009
	(In thousands)
Finished goods - DBS	$304,552	$199,189
Raw materials	143,100	60,837
Work-in-process - used	36,186	34,204
Work-in-process - new	3,208	1,720
Total inventory	$487,046	$295,950

As of December 31, 2010 our inventory balance was  $487 million, an increase of  $191 million.  The increase was due to fewer gross subscriber additions than anticipated in 2010.  In addition, the inventory balance at December 31, 2009 was lower than normal due to more gross subscriber additions and less churn than forecasted during the second half of 2009.

Property and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Property and Equipment
Property and Equipment

5.     Property and Equipment

Depreciation and Amortization Expense

Depreciation and amortization expense consists of the following:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Equipment leased to customers	$189,030	$225,348	$372,017	$430,746
Satellites	32,087	25,699	64,178	47,882
Buildings, furniture, fixtures, equipment and other	13,021	13,321	26,069	25,232
Total depreciation and amortization	$234,138	$264,368	$462,264	$503,860

Cost of sales and operating expense categories included in our accompanying Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) do not include depreciation expense related to satellites or equipment leased to customers.

Satellites

We currently utilize 13 satellites in geostationary orbit approximately 22,300 miles above the equator, six of which we own. We currently utilize capacity on five satellites from EchoStar, which are accounted for as operating leases. See Note 10 for further discussion of our satellite leases with EchoStar. We also lease two satellites from third parties, which are accounted for as capital leases and are depreciated over the shorter of the economic life or the term of the satellite agreement.

Operation of our subscription television service requires that we have adequate satellite transmission capacity for the programming we offer.  Moreover, current competitive conditions require that we continue to expand our offering of new programming, particularly by expanding local high definition (“HD”) coverage and offering more HD national channels.  While we generally have had in-orbit satellite capacity sufficient to transmit our existing channels and some backup capacity to recover the transmission of certain critical programming, our backup capacity is limited.

In the event of a failure or loss of any of our satellites, we may need to acquire or lease additional satellite capacity or relocate one of our other satellites and use it as a replacement for the failed or lost satellite. Such a failure could result in a prolonged loss of critical programming or a significant delay in our plans to expand programming as necessary to remain competitive and thus may have a material adverse effect on our business, financial condition and results of operations.

Prior to 2011, certain satellites in our fleet experienced anomalies, some of which have had a significant adverse impact on their remaining useful life and/or commercial operation. There can be no assurance that future anomalies will not further impact the remaining useful life and/or commercial operation of any of these satellites. See “Long-Lived Satellite Assets” below for further discussion of evaluation of impairment. There can be no assurance that we can recover critical transmission capacity in the event one or more of our in-orbit satellites were to fail. We do not anticipate carrying insurance for any of the in-orbit satellites that we use, and we will bear the risk associated with any in-orbit satellite failures. Recent developments with respect to certain of our satellites are discussed below.

Leased Satellites

EchoStar VIII.  EchoStar VIII was designed to operate 32 DBS transponders in the continental United States at approximately 120 watts per channel, switchable to 16 DBS transponders operating at approximately 240 watts per channel.  EchoStar VIII was also designed with spot-beam technology.  This satellite has experienced several anomalies prior to 2011 and during January 2011, the satellite experienced an anomaly, which temporarily disrupted electrical power to some components causing an interruption of broadcast service.  In addition, one of the two on board computers used to control the satellite failed in connection with this anomaly.  None of these anomalies has impacted the commercial operation or estimated useful life of the satellite.  However, there can be no assurance that this anomaly or any future anomalies will not reduce its useful life or impact its commercial operation.

Long-Lived Satellite Assets

We evaluate our satellite fleet for impairment as one asset group and test for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  While certain of the anomalies discussed above, and previously disclosed, may be considered to represent a significant adverse change in the physical condition of an individual satellite, based on the redundancy designed within each satellite and considering the asset grouping, these anomalies are not considered to be significant events that would require evaluation for impairment recognition.  Unless and until a specific satellite is abandoned or otherwise determined to have no service potential, the net carrying amount related to the satellite would not be written off.

6.     Property and Equipment

Property and equipment consists of the following:

	Depreciable
	Life	As of December 31,
	(In Years)	2010	2009
		(In thousands)
Equipment leased to customers	2-5	$3,495,360	$3,295,298
EchoStar I	12	201,607	201,607
EchoStar VII	12	177,000	177,000
EchoStar X	12	177,192	177,192
EchoStar XI	12	200,198	200,198
EchoStar XIV	15	316,518	—
EchoStar XV	15	277,533	—
Satellites acquired under capital lease agreements	10-15	499,819	499,819
Furniture, fixtures, equipment and other	1-10	480,217	454,048
Buildings and improvements	1-40	69,165	65,306
Land	—	3,760	3,760
Construction in progress	—	16,844	13,686
Total property and equipment		5,915,213	5,087,914
Accumulated depreciation		(2,684,364)	(2,486,734)
Property and equipment, net		$3,230,849	$2,601,180

Construction in progress consists of the following:

	As of December 31,
	2010	2009
	(In thousands)
Software related projects	$3,469	$7,440
Other	13,375	6,246
Construction in progress	$16,844	$13,686

Depreciation and amortization expense consists of the following:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Equipment leased to customers	$822,442	$799,169	$827,599
Satellites	110,510	86,430	89,435
Buildings, furniture, fixtures, equipment and other	50,408	54,115	83,196
Total depreciation and amortization	$983,360	$939,714	$1,000,230

Cost of sales and operating expense categories included in our accompanying Consolidated Statements of Operations and Comprehensive Income (Loss) do not include depreciation expense related to satellites or equipment leased to customers.

The cost of our satellites includes capitalized interest of  $6 million during the year ended December 31, 2008. We did not record any capitalized interest during the years ended December 31, 2010 or 2009.

Satellites

We currently utilize 13 satellites in geostationary orbit approximately 22,300 miles above the equator, six of which we own. We currently utilize capacity on five satellites from EchoStar, which are accounted for as operating leases. We also lease two satellites from third parties, which are accounted for as capital leases and are depreciated over the shorter of the economic life or the term of the satellite agreement.

			Original
		Degree	Useful
	Launch	Orbital	Life	Lease Term
Satellites	Date	Location	(Years)	(Years)
Owned:
EchoStar I (1)	December 1995	77	12
EchoStar VII	February 2002	119	12
EchoStar X	February 2006	110	12
EchoStar XI	July 2008	110	12
EchoStar XIV	March 2010	119	15
EchoStar XV	July 2010	61.5	15

Leased from EchoStar:
EchoStar VI (1)	July 2000	77	12
EchoStar VIII (1)(2)	August 2002	77	12
EchoStar IX (1)(2)(3)	August 2003	121	12
EchoStar XII (1)	July 2003	61.5	10
Nimiq 5 (1)(2)	September 2009	72.7	10	10

Leased from Other Third Party:
Anik F3	April 2007	118.7	15	15
Ciel II	December 2008	129	10	10

Under Construction:
Leased from EchoStar
QuetzSat-1	Late 2011	77	10	10
EchoStar XVI	2012	61.5	10	10

(1)         See Note 15 for further discussion of our Related Party Agreements.

(2)         We lease a portion of the capacity on these satellites.

(3)         Leased on a month to month basis.

EchoStar XIV.  Our EchoStar XIV satellite was launched on March 20, 2010 and commenced commercial operations at the 119 degree orbital location during May 2010.  EchoStar XIV has both spot beam capabilities and the ability to provide service to the entire continental United States (“CONUS”) that has allowed us, among other things, to expand our HD offerings.

EchoStar XV.  Our EchoStar XV satellite was launched on July 10, 2010 and commenced commercial operations at the 61.5 degree orbital location during August 2010.  EchoStar XV is a CONUS satellite that has allowed us, among other things, to expand our HD offerings.  EchoStar XV is expected to be used as an in-orbit spare when EchoStar XVI commences commercial operations during the second half of 2012.

Satellite Anomalies

Operation of our programming service requires that we have adequate satellite transmission capacity for the programming we offer. Moreover, current competitive conditions require that we continue to expand our offering of new programming, particularly by expanding local HD coverage and offering more HD national channels. While we generally have had in-orbit satellite capacity sufficient to transmit our existing channels and some backup capacity to recover the transmission of certain critical programming, our backup capacity is limited.

In the event of a failure or loss of any of our satellites, we may need to acquire or lease additional satellite capacity or relocate one of our other satellites and use it as a replacement for the failed or lost satellite. Such a failure could result in a prolonged loss of critical programming or a significant delay in our plans to expand programming as necessary to remain competitive and thus may have a material adverse effect on our business, financial condition and results of operations.

Prior to 2010, certain satellites in our fleet experienced anomalies, some of which have had a significant adverse impact on their remaining useful life and/or commercial operation. There can be no assurance that future anomalies will not further impact the remaining useful life and/or commercial operation of any of these satellites. See “Long-Lived Satellite Assets” below for further discussion of evaluation of impairment. There can be no assurance that we can recover critical transmission capacity in the event one or more of our in-orbit satellites were to fail. We do not anticipate carrying insurance for any of the in-orbit satellites that we use, and we will bear the risk associated with any in-orbit satellite failures. Recent developments with respect to certain of our satellites are discussed below.

Owned Satellites

EchoStar VII.  EchoStar VII, which is being used as an in-orbit spare, was designed with four gyros, of which three are required to properly control the positioning of the satellite.  During October 2010, EchoStar VII experienced an anomaly which caused one of its gyros to temporarily stop functioning.  Testing during December 2010 confirmed that this gyro is functioning again.  In addition, during July 2010, EchoStar VII experienced a thruster anomaly.  Thrusters control spacecraft location and maintain spacecraft pointing.  While these anomalies did not reduce the estimated useful life of the satellite to less than 12 years or impact commercial operation of the satellite, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

EchoStar X.  EchoStar X was designed with 49 spot beams which use up to 42 active 140 watt traveling wave tube amplifiers (“TWTAs”) and 24 solar array circuits, of which approximately 22 are required to assure full power for the original minimum 12-year useful life of the satellite.  During May and September of 2010, EchoStar X experienced anomalies which affected seven solar array circuits reducing the number of functional solar array circuits to 17.  While these anomalies did not reduce the estimated useful life of the satellite to less than 12 years or impact commercial operation of the satellite based on the satellite’s current configuration, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

Leased Satellites

EchoStar VI.  EchoStar VI was designed with 108 solar array strings, of which approximately 102 are required to assure full power availability for the original minimum 12-year useful life of the satellite.  During March and August of 2010, EchoStar VI experienced anomalies resulting in the loss of 24 solar array strings, reducing the number of functional solar array strings to 84. While these anomalies did not reduce the estimated useful life of the satellite to less than 12 years, commercial operation has been impacted and there can be no assurance that future anomalies will not reduce its useful life or further impact its commercial operation.  The satellite was designed to operate 32 DBS transponders in CONUS at approximately 125 watts per channel, switchable to 16 DBS transponders operating at approximately 250 watts per channel.  The power reduction resulting from the solar array failures currently limits us to operating 24 DBS transponders in CONUS at approximately 125 watts per channel, switchable to 12 DBS transponders operating at approximately 250 watts per channel.  The number of transponders to which power can be provided is expected to decline in the future at the rate of approximately one transponder every three years.

EchoStar VIII.  EchoStar VIII was designed to operate 32 DBS transponders in CONUS at approximately 120 watts per channel, switchable to 16 DBS transponders operating at approximately 240 watts per channel.  EchoStar VIII was also designed with spot-beam technology.  This satellite has experienced several anomalies prior to 2011, but none have reduced its useful life or impacted its commercial operation.  During January 2011, the satellite experienced an anomaly, which temporarily disrupted electrical power to some components causing an interruption of broadcast service.  Testing is being performed to determine if this anomaly will reduce the satellite’s useful life or impact its commercial operations.  There can be no assurance that this anomaly or any future anomalies will not reduce its useful life or impact its commercial operation.

Long-Lived Satellite Assets.  We evaluate our satellite fleet for impairment as one asset group and test for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  While certain of the anomalies discussed above, and previously disclosed, may be considered to represent a significant adverse change in the physical condition of an individual satellite, based on the redundancy designed within each satellite and considering the asset grouping, these anomalies are not considered to be significant events that would require evaluation for impairment recognition.  Unless and until a specific satellite is abandoned or otherwise determined to have no service potential, the net carrying amount related to the satellite would not be written off.

FCC Authorizations.  We currently do not have any satellites positioned at the 148 degree orbital location as a result of the retirement of EchoStar V.  While we have requested the necessary approval from the FCC for the continued use of this orbital location, there can be no assurance that the FCC will determine that our proposed future use of this orbital location complies fully with all licensing requirements.  If the FCC decides to revoke this license, we may be required to write-off its  $68 million carrying value.

Long-Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Long-Term Debt
Long-Term Debt

6.     Long-Term Debt

6 3/4% Senior Notes due 2021

On May 5, 2011, we issued  $2.0 billion aggregate principal amount of our ten-year, 6 3/4% Senior Notes due June 1, 2021 at an issue price of 99.093%.  Interest accrues at an annual rate of 6 3/4% and is payable semi-annually in cash, in arrears on June 1 and December 1 of each year, commencing on December 1, 2011.

The 6 3/4% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.  Prior to June 1, 2014, we may also redeem up to 35% of each of the 6 3/4% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 6 3/4% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 3/4% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 3/4% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

Fair Value of our Long-Term Debt

The following table summarizes the carrying and fair values of our debt facilities as of June 30, 2011 and December 31, 2010:

	As of
	June 30, 2011		December 31, 2010
	Carrying		Carrying
	Value	Fair Value	Value	Fair Value
	(In thousands)
6 3/8% Senior Notes due 2011 (1)	$1,000,000	$1,010,000	$1,000,000	$1,032,500
7 % Senior Notes due 2013	500,000	538,750	500,000	532,815
6 5/8% Senior Notes due 2014	1,000,000	1,062,500	1,000,000	1,032,500
7 3/4% Senior Notes due 2015	750,000	813,750	750,000	798,750
7 1/8% Senior Notes due 2016	1,500,000	1,595,625	1,500,000	1,548,600
7 7/8% Senior Notes due 2019	1,400,000	1,519,000	1,400,000	1,463,000
6 3/4% Senior Notes due 2021	2,000,000	2,012,140	—	—
Mortgages and other notes payable	75,072	75,072	77,965	77,965
Subtotal	$8,225,072	$8,626,837	$6,227,965	$6,486,130
Capital lease obligations (2)	276,341	NA	286,971	NA
Total long-term debt and capital lease obligations (including current portion)	$8,501,413		$6,514,936

(1)	Our 6 3/8% Senior Notes with an aggregate principal balance of $1.0 billion mature on October 1, 2011.
(2)	Disclosure regarding fair value of capital leases is not required.

7.     Long-Term Debt

6 3/8% Senior Notes due 2011

The 6 3/8% Senior Notes mature October 1, 2011. Interest accrues at an annual rate of 6 3/8% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 6 3/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 6 3/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 3/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional indebtedness or enter into sale and leaseback transactions;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 3/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7% Senior Notes due 2013

The 7% Senior Notes mature October 1, 2013. Interest accrues at an annual rate of 7% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 7% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

6 5/8% Senior Notes due 2014

The 6 5/8% Senior Notes mature October 1, 2014. Interest accrues at an annual rate of 6 5/8% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 6 5/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 6 5/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 5/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional indebtedness or enter into sale and leaseback transactions;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 5/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 3/4% Senior Notes due 2015

The 7 3/4% Senior Notes mature May 31, 2015. Interest accrues at an annual rate of 7 3/4% and is payable semi-annually in cash, in arrears on May 31 and November 30 of each year.

The 7 3/4% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest. Prior to May 31, 2011, we may also redeem up to 35% of each of the 7 3/4% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 7 3/4% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7 3/4% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 3/4% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 1/8% Senior Notes due 2016

The 7 1/8% Senior Notes mature February 1, 2016. Interest accrues at an annual rate of 7 1/8% and is payable semi-annually in cash, in arrears on February 1 and August 1 of each year.

The 7 1/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7 1/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7 1/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 1/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 7/8% Senior Notes due 2019

On August 17, 2009, we issued  $1.0 billion aggregate principal amount of our ten-year, 7 7/8% Senior Notes due September 1, 2019 at an issue price of 97.467%. Interest accrues at an annual rate of 7 7/8% and is payable semi-annually in cash, in arrears on March 1 and September 1 of each year.

On October 5, 2009, we issued  $400 million aggregate principal amount of additional 7 7/8% Senior Notes due 2019 at an issue price of 101.750% plus accrued interest from August 17, 2009. These notes were issued as additional notes under the indenture, dated as of August 17, 2009, pursuant to which we issued the  $1.0 billion discussed above. These notes and the notes previously issued under the related indenture will be treated as a single class of debt securities.

The 7 7/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest. Prior to September 1, 2012, we may also redeem up to 35% of each of the 7 7/8% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 7 7/8% Senior Notes are:

·                  general unsecured senior obligations of DDBS;

·                  ranked equally in right of payment with all of DDBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The Indenture related to the 7 7/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DDBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DDBS’ capital stock or repurchase DDBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 7/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

Interest on Long-Term Debt

		Annual
	Semi-Annual	Debt Service
	Payment Dates	Requirements
		(In thousands)
6 3/8% Senior Notes due 2011	April 1 and October 1	$63,750
7% Senior Notes due 2013	April 1 and October 1	$35,000
6 5/8% Senior Notes due 2014	April 1 and October 1	$66,250
7 3/4% Senior Notes due 2015	May 31 and November 30	$58,125
7 1/8% Senior Notes due 2016	February 1 and August 1	$106,875
7 7/8% Senior Notes due 2019	March 1 and September 1	$110,250

Our ability to meet our debt service requirements will depend on, among other factors, the successful execution of our business strategy, which is subject to uncertainties and contingencies beyond our control.

Fair Value of our Long-Term Debt

The following table summarizes the carrying and fair values of our debt facilities as of December 31, 2010 and 2009:

	As of December 31,
	2010		2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In thousands)
6 3/8% Senior Notes due 2011	$1,000,000	$1,032,500	$1,000,000	$1,028,750
7 % Senior Notes due 2013	500,000	532,815	500,000	515,000
6 5/8% Senior Notes due 2014	1,000,000	1,032,500	1,000,000	1,010,000
7 3/4% Senior Notes due 2015	750,000	798,750	750,000	789,375
7 1/8% Senior Notes due 2016	1,500,000	1,548,600	1,500,000	1,548,750
7 7/8% Senior Notes due 2019	1,400,000	1,463,000	1,400,000	1,473,500
Mortgages and other notes payable	77,965	77,965	42,107	42,107
Subtotal	6,227,965	$6,486,130	6,192,107	$6,407,482
Capital lease obligations (1)	286,971		304,457
Total long-term debt and capital lease obligations (including current portion)	$6,514,936		$6,496,564

(1)      Disclosure regarding fair value of capital leases is not required.

Other Long-Term Debt and Capital Lease Obligations

Other long-term debt and capital lease obligations consist of the following:

	As of December 31,
	2010	2009
	(In thousands)
Satellites and other capital lease obligations	$286,971	$304,457
8% note payable for EchoStar VII satellite vendor financing, payable over 13 years from launch	7,577	8,773
6% note payable for EchoStar X satellite vendor financing, payable over 15 years from launch	10,862	11,704
6% note payable for EchoStar XI satellite vendor financing, payable over 15 years from launch	15,951	16,748
6% note payable for EchoStar XIV satellite vendor financing, payable over 15 years from launch	22,000	—
6% note payable for EchoStar XV satellite vendor financing, payable over 15 years from launch	18,000	—
Mortgages and other unsecured notes payable due in installments through 2017 with interest rates ranging from approximately 2% to 13%	3,575	4,882
Total	364,936	346,564
Less current portion	(30,895)	(26,518)
Other long-term debt and capital lease obligations, net of current portion	$334,041	$320,046

Capital Lease Obligations

Anik F3. Anik F3, an FSS satellite, was launched and commenced commercial operation during April 2007. This satellite is accounted for as a capital lease and depreciated over the term of the satellite service agreement. We have leased 100% of the Ku-band capacity on Anik F3 for a period of 15 years.

Ciel II. Ciel II, a Canadian DBS satellite, was launched in December 2008 and commenced commercial operation during February 2009. This satellite is accounted for as a capital lease and depreciated over the term of the satellite service agreement. We have leased 100% of the capacity on Ciel II for an initial ten-year term.

As of December 31, 2010 and 2009, we had  $500 million capitalized for the estimated fair value of satellites acquired under capital leases included in “Property and equipment, net,” with related accumulated depreciation of  $109 million and  $66 million, respectively. In our Consolidated Statements of Operations and Comprehensive Income (Loss), we recognized  $43 million,  $40 million and  $15 million in depreciation expense on satellites acquired under capital lease agreements during the years ended December 31, 2010, 2009 and 2008, respectively.

Future minimum lease payments under the capital lease obligation, together with the present value of the net minimum lease payments as of December 31, 2010 are as follows (in thousands):

For the Years Ending December 31,
2011	$82,184
2012	77,110
2013	75,970
2014	75,970
2015	75,970
Thereafter	390,239
Total minimum lease payments	777,443
Less: Amount representing lease of the orbital location and estimated executory costs (primarily insurance and maintenance) including profit thereon, included in total minimum lease payments	(357,982)
Net minimum lease payments	419,461
Less: Amount representing interest	(132,490)
Present value of net minimum lease payments	286,971
Less: Current portion	(24,801)
Long-term portion of capital lease obligations	$262,170

The summary of future maturities of our outstanding long-term debt as of December 31, 2010 is included in the commitments table in Note 11.

Stock-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation

7.     Stock-Based Compensation

Stock Incentive Plans

DISH maintains stock incentive plans to attract and retain officers, directors and key employees.  Our employees participate in the DISH stock incentive plans.  Stock awards under these plans include both performance and non-performance based stock incentives.  As of June 30, 2011, there were outstanding under these plans stock options to acquire 19.5 million shares of DISH’s Class A common stock and 1.2 million restricted stock units associated with our employees.  Stock options granted prior to and on June 30, 2011 were granted with exercise prices equal to or greater than the market value of DISH Class A common stock at the date of grant and with a maximum term of approximately ten years.  While historically DISH’s board of directors has issued stock awards subject to vesting, typically at the rate of 20% per year, some stock awards have been granted with immediate vesting and other stock awards vest only upon the achievement of certain DISH-specific objectives.  As of June 30, 2011, DISH had 73.1 million shares of its Class A common stock available for future grant under its stock incentive plans.

During December 2009, DISH paid a dividend in cash of  $2.00 per share on their outstanding Class A and Class B common stock to shareholders of record on November 20, 2009.  In light of such dividend, during February 2010, the exercise price of 16.9 million stock options, affecting approximately 400 of our employees, was reduced by  $2.00 per share (the “Stock Option Adjustment”).  Except as noted below, all information discussed below reflects the Stock Option Adjustment.

In connection with the Spin-off, as permitted by existing stock incentive plans and consistent with the Spin-off exchange ratio, each DISH stock option was converted into two stock options as follows:

·                  an adjusted DISH stock option for the same number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.831219.

·                  a new EchoStar stock option for one-fifth of the number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.843907.

Similarly, each holder of DISH restricted stock units retained his or her DISH restricted stock units and received one EchoStar restricted stock unit for every five DISH restricted stock units that they held.

Consequently, the fair value of the DISH stock award and the new EchoStar stock award immediately following the Spin-off was equivalent to the fair value of such stock award immediately prior to the Spin-off.

As of June 30, 2011, the following stock awards were outstanding:

	As of June 30, 2011
	DISH Awards		EchoStar Awards
Stock Awards Outstanding	Stock Options	Restricted Stock Units	Stock Options	Restricted Stock Units
Held by DDBS employees	19,517,884	1,214,205	914,471	55,952

DISH is responsible for fulfilling all stock awards related to DISH common stock and EchoStar is responsible for fulfilling all stock awards related to EchoStar common stock, regardless of whether such stock awards are held by our or EchoStar’s employees.  Notwithstanding the foregoing, our stock-based compensation expense, resulting from stock awards outstanding at the Spin-off date, is based on the stock awards held by our employees regardless of whether such stock awards were issued by DISH or EchoStar.  Accordingly, stock-based compensation that we expense with respect to EchoStar stock awards is included in “Additional paid-in capital” on our Condensed Consolidated Balance Sheets.

Stock Award Activity

DISH stock option activity associated with our employees was as follows:

	For the Six Months
	Ended June 30, 2011
	Options	Weighted- Average Exercise Price
Total options outstanding, beginning of period	18,447,004	$17.76
Granted	3,000,000	$28.80
Exercised	(1,112,169)	$13.05
Forfeited and cancelled	(816,951)	$18.09
Total options outstanding, end of period	19,517,884	$20.18
Performance based options outstanding, end of period (1)	9,925,225	$17.78
Exercisable at end of period	5,584,558	$22.34

(1)

These stock options, which are included in the caption “Total options outstanding, end of period,” were issued pursuant to performance based stock incentive plans. Vesting of these stock options is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

We realized tax benefits from stock awards exercised during the three and six months ended June 30, 2011 and 2010 as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Tax benefit from stock awards exercised	$5,614	$1,184	$6,409	$1,271

Based on the closing market price of DISH Class A common stock on June 30, 2011, the aggregate intrinsic value of stock options associated with our employees was as follows:

	As of June 30, 2011
	Options Outstanding	Options Exercisable
	(In thousands)
Aggregate intrinsic value	$213,585	$47,292

DISH restricted stock unit activity associated with our employees was as follows:

	For the Six Months
	Ended June 30, 2011
	Restricted Stock Awards	Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period	1,271,984	$22.06
Granted	300,000	$30.67
Vested	(6,875)	$11.09
Forfeited and cancelled	(350,904)	$27.09
Total restricted stock units outstanding, end of period	1,214,205	$23.02
Restricted performance units outstanding, end of period (1)	1,214,205	$23.02

(1)

These Restricted Performance Units, which are included in the caption “Total restricted stock units outstanding, end of period,” were issued pursuant to performance based stock incentive plans. Vesting of these Restricted Performance Units is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Long-Term Performance Based Plans

2005 LTIP. During 2005, DISH adopted a long-term, performance based stock incentive plan (the “2005 LTIP”).  The 2005 LTIP provides stock options and restricted stock units, either alone or in combination, which vest over seven years at the rate of 10% per year during the first four years, and at the rate of 20% per year thereafter.  Exercise of the stock awards is subject to a performance condition that a DISH-specific subscriber goal is achieved by March 31, 2015.

Contingent compensation related to the 2005 LTIP will not be recorded in our financial statements unless and until management concludes achievement of the performance condition is probable.  Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth.  Consequently, while it was determined that achievement of the goal was not probable as of June 30, 2011, that assessment could change at any time.

If all of the stock awards under the 2005 LTIP were vested and the goal had been met or if management had determined that achievement of the goal was probable during the six months ended June 30, 2011, we would have recorded total non-cash, stock-based compensation expense for our employees as indicated in the table below.  If the goal is met and there are unvested stock awards at that time, the vested amounts would be expensed immediately on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss), with the unvested portion recognized ratably over the remaining vesting period.

	2005 LTIP
		Vested
	Total	Portion
	(In thousands)
DISH awards held by DDBS employees	$36,323	$23,445
EchoStar awards held by DDBS employees	7,110	4,582
Total	$43,433	$28,027

2008 LTIP.  During 2008, DISH adopted a long-term, performance based stock incentive plan (the “2008 LTIP”). The 2008 LTIP provides stock options and restricted stock units, either alone or in combination, which vest based on DISH-specific subscriber and financial goals.  Exercise of the stock awards is contingent on achieving these goals by December 31, 2015.

Although no awards vest until DISH attains the performance goals, compensation related to the 2008 LTIP will be recorded based on management’s assessment of the probability of meeting the remaining goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

During the first quarter of 2011, DISH determined that the 2008 LTIP performance goals are probable of achievement.  As of June 30, 2011, 25% of the 2008 LTIP awards had vested.  We are recognizing the associated non-cash stock-based compensation expense on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the remaining 75%, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Other Employee Performance Awards.  In addition to the above long-term, performance stock incentive plans, DISH has other stock awards that vest based on certain other DISH-specific subscriber and financial goals.  Exercise of these stock awards is contingent on achieving certain performance goals.

Additional compensation related to these awards will be recorded based on management’s assessment of the probability of meeting the remaining performance goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

Although no awards vest until the performance goals are attained, DISH determined that certain goals were probable of achievement and, as a result, recorded non-cash, stock-based compensation expense for the three and six months ended June 30, 2011 and 2010, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth. Consequently, while it was determined that achievement of certain DISH-specific subscriber and financial goals was not probable as of June 30, 2011, that assessment could change at any time.

The non-cash stock-based compensation expense associated with these awards is as follows:

Estimated Remaining Non-Cash, Stock-Based Compensation Expense	2008 LTIP	Other Employee Performance Awards
	(In thousands)
Remaining expense estimated to be recognized during 2011	$3,378	$1,024
Estimated contingent expense subsequent to 2011	9,406	51,457
Total estimated remaining expense over the term of the plan	$12,784	$52,481

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
2008 LTIP	$1,495	$1,028	$14,299	$1,611
Other employee performance awards	(87)	(76)	(12)	232
Total non-cash, stock-based compensation expense recognized for performance based awards	$1,408	$952	$14,287	$1,843

Of the 19.5 million stock options and 1.2 million restricted stock units outstanding under the DISH stock incentive plans associated with our employees as of June 30, 2011, the following awards were outstanding pursuant to the performance based stock incentive plans:

	As of June 30, 2011
	Number of Awards	Weighted- Average Exercise Price
Performance Based Stock Options
2005 LTIP	2,306,000	$23.18
2008 LTIP	4,419,225	$11.17
Other employee performance awards	3,200,000	$23.01
Total	9,925,225	$17.78

Restricted Performance Units and Other
2005 LTIP	279,830
2008 LTIP	34,375
Other employee performance awards	900,000
Total	1,214,205

Stock-Based Compensation

During the six months ended June 30, 2010, we incurred  $3 million of additional non-cash, stock-based compensation cost in connection with the Stock Option Adjustment discussed previously.  This amount is included in the table below.  Total non-cash, stock-based compensation expense for all of our employees is shown in the following table for the three and six months ended June 30, 2011 and 2010 and was allocated to the same expense categories as the base compensation for such employees:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Subscriber-related	$340	$234	$1,317	$683
General and administrative	3,378	2,660	17,543	8,527
Total non-cash, stock-based compensation	$3,718	$2,894	$18,860	$9,210

As of June 30, 2011, our total unrecognized compensation cost related to the non-performance based unvested stock awards was  $33 million and includes compensation expense that we will recognize for EchoStar stock awards held by our employees as a result of the Spin-off.  This cost is based on an estimated future forfeiture rate of approximately 4.0% per year and will be recognized over a weighted-average period of approximately three years.  Share-based compensation expense is recognized based on stock awards ultimately expected to vest and is reduced for estimated forfeitures.  Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  Changes in the estimated forfeiture rate can have a significant effect on share-based compensation expense since the effect of adjusting the rate is recognized in the period the forfeiture estimate is changed.

Valuation

The fair value of each stock option for the three and six months ended June 30, 2011 and 2010 was estimated at the date of the grant using a Black-Scholes option valuation model with the following assumptions:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
Stock Options	2011	2010	2011	2010
Risk-free interest rate	1.76% - 3.18%	2.07% - 2.60%	1.76% - 3.18%	2.07% - 2.89%
Volatility factor	31.74% - 41.00%	33.33% - 36.29%	31.74% - 41.00%	33.33% - 36.29%
Expected term of options in years	4.7 - 10.0	5.7 - 7.5	4.7 - 10.0	5.7 - 7.5
Weighted-average fair value of options granted	$11.33 - $14.77	$6.83 - $7.54	$9.16 - $14.77	$6.83 - $8.14

While DISH currently does not intend to declare additional dividends on its common stock, they may elect to do so from time to time.  Accordingly, the dividend yield percentage used in the Black-Scholes option valuation model is set at zero for all periods. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded stock options which have no vesting restrictions and are fully transferable. Consequently, our estimate of fair value may differ from other valuation models. Further, the Black-Scholes option valuation model requires the input of subjective assumptions. Changes in the subjective input assumptions can materially affect the fair value estimate.

We will continue to evaluate the assumptions used to derive the estimated fair value of DISH’s stock options as new events or changes in circumstances become known.

10.  Stock-Based Compensation

Stock Incentive Plans

DISH maintains stock incentive plans to attract and retain officers, directors and key employees. Our employees participate in the DISH stock incentive plans. Stock awards under these plans include both performance and non-performance based stock incentives. As of December 31, 2010, there were outstanding under these plans stock options to acquire 18.4 million shares of DISH’s Class A common stock and 1.3 million restricted stock units associated with our employees. Stock options granted prior to and on December 31, 2010 were granted with exercise prices equal to or greater than the market value of DISH Class A common stock at the date of grant and with a maximum term of approximately ten years. While historically DISH’s board of directors has issued stock awards subject to vesting, typically at the rate of 20% per year, some stock awards have been granted with immediate vesting and other stock awards vest only upon the achievement of certain DISH-specific objectives. As of December 31, 2010, DISH had 76.2 million shares of its Class A common stock available for future grant under its stock incentive plans.

During December 2009, DISH paid a dividend in cash of  $2.00 per share on their outstanding Class A and Class B common stock to shareholders of record on November 20, 2009. In light of such dividend, during February 2010, the exercise price of 16.9 million stock options, affecting approximately 400 of our employees, was reduced by  $2.00 per share (the “Stock Option Adjustment”). Except as noted below, all information discussed below reflects the Stock Option Adjustment.

In connection with the Spin-off, as permitted by existing stock incentive plans and consistent with the Spin-off exchange ratio, each DISH stock option was converted into two stock options as follows:

·                  an adjusted DISH stock option for the same number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.831219.

·                  a new EchoStar stock option for one-fifth of the number of shares that were exercisable under the original DISH stock option, with an exercise price equal to the exercise price of the original DISH stock option multiplied by 0.843907.

Similarly, each holder of DISH restricted stock units retained his or her DISH restricted stock units and received one EchoStar restricted stock unit for every five DISH restricted stock units that they held.

Consequently, the fair value of the DISH stock award and the new EchoStar stock award immediately following the Spin-off was equivalent to the fair value of such stock award immediately prior to the Spin-off.

As of December 31, 2010, the following stock awards were outstanding:

	As of December 31, 2010
	DISH Awards		EchoStar Awards
Stock Awards Outstanding	Stock Options	Restricted Stock Units	Stock Options	Restricted Stock Units
Held by DDBS employees	18,447,004	1,271,984	1,037,974	58,784

DISH is responsible for fulfilling all stock awards related to DISH common stock and EchoStar is responsible for fulfilling all stock awards related to EchoStar common stock, regardless of whether such stock awards are held by our or EchoStar’s employees. Notwithstanding the foregoing, our stock-based compensation expense, resulting from stock awards outstanding at the Spin-off date, is based on the stock awards held by our employees regardless of whether such stock awards were issued by DISH or EchoStar. Accordingly, stock-based compensation that we expense with respect to EchoStar stock awards is included in “Additional paid-in capital” on our Consolidated Balance Sheets.

Exercise prices for DISH stock options outstanding and exercisable associated with our employees as of December 31, 2010 are as follows:

			Options Outstanding			Options Exercisable
			Number Outstanding as of December 31,	Weighted- Average Remaining Contractual	Weighted- Average Exercise	Number Exercisable as of December 31,	Weighted- Average Remaining Contractual	Weighted- Average Exercise
			2010	Life	Price	2010	Life	Price
$—	—	$10.00	6,203,472	7.26	$9.09	593,272	7.55	$9.09
$10.00	—	$15.00	1,031,414	7.73	$13.99	107,102	7.15	$13.89
$15.00	—	$20.00	2,532,838	9.18	$18.15	46,999	7.25	$17.80
$20.00	—	$25.00	5,713,713	4.74	$22.42	2,716,113	4.09	$22.81
$25.00	—	$30.00	2,426,412	5.89	$26.54	1,572,614	5.40	$26.36
$30.00	—	$35.00	480,655	5.77	$33.77	266,253	5.27	$33.58
$35.00	—	$40.00	58,500	6.68	$36.79	23,400	6.64	$36.72
$—	—	$40.00	18,447,004	6.55	$17.76	5,325,753	5.02	$22.70

Stock Award Activity

DISH stock option activity associated with our employees was as follows:

	For the Years Ended December 31,
	2010		2009		2008
	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price
Total options outstanding, beginning of period (1)	18,094,235	$20.86	18,267,950	$21.86	14,786,967	$22.80
Granted	2,450,500	$18.34	3,077,000	$15.69	7,998,500	$13.67
Exercised	(408,231)	$9.99	(233,795)	$10.95	(669,117)	$20.74
Forfeited and cancelled	(1,689,500)	$21.69	(3,016,920)	$22.44	(3,848,400)	$12.92
Total options outstanding, end of period	18,447,004	$17.76	18,094,235	$20.86	18,267,950	$21.86
Performance based options outstanding, end of period (2)	9,907,250	$15.29	8,253,500	$16.27	9,094,250	$16.28
Exercisable at end of period	5,325,753	$22.70	5,722,735	$28.36	4,898,400	$30.00

(1)	The beginning of period weighted-average exercise price of $20.86 does not reflect the Stock Option Adjustment, which occurred subsequent to December 31, 2009.
(2)

These stock options, which are included in the caption “Total options outstanding, end of period,” were issued pursuant to performance-based stock incentive plans. Vesting of these stock options is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

We realized tax benefits from stock awards exercised during the years ended December 31, 2010, 2009 and 2008 as follows:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Tax benefit from stock awards exercised	$1,665	$1,116	$2,905

Based on the closing market price of DISH Class A common stock on December 31, 2010, the aggregate intrinsic value of stock options associated with our employees was as follows:

	As of December 31, 2010
	Options Outstanding	Options Exercisable
	(In thousands)
Aggregate intrinsic value	$75,225	$6,973

DISH restricted stock unit activity associated with our employees was as follows:

	For the Years Ended December 31,
	2010		2009		2008
	Restricted Stock Units	Weighted- Average Grant Date Fair Value	Restricted Stock Units	Weighted- Average Grant Date Fair Value	Restricted Stock Units	Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period	857,719	$25.04	987,625	$24.88	1,008,636	$26.38
Granted	600,000	$18.15	6,666	$11.11	88,322	$11.09
Exercised	—	$—	(38,072)	$22.76	(30,000)	$26.66
Forfeited and cancelled	(185,735)	$23.07	(98,500)	$23.33	(79,333)	$28.33
Total restricted stock units outstanding, end of period	1,271,984	$22.06	857,719	$25.04	987,625	$24.88
Restricted Performance Units outstanding, end of period (1)	1,271,984	$22.06	857,719	$25.04	917,625	$24.78

(1)

These Restricted Performance Units, which are included in the caption “Total restricted stock units outstanding, end of period,” were issued pursuant to performance-based stock incentive plans. Vesting of these Restricted Performance Units is contingent upon meeting certain DISH-specific goals which are not yet probable of being achieved. See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Long-Term Performance-Based Plans

2005 LTIP. During 2005, DISH adopted a long-term, performance-based stock incentive plan (the “2005 LTIP”). The 2005 LTIP provides stock options and restricted stock units, either alone or in combination, which vest over seven years at the rate of 10% per year during the first four years, and at the rate of 20% per year thereafter. Exercise of the stock awards is subject to a performance condition that a DISH-specific subscriber goal is achieved by March 31, 2015.

Contingent compensation related to the 2005 LTIP will not be recorded in our financial statements unless and until management concludes achievement of the performance condition is probable. Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth. Consequently, while it was determined that achievement of the goal was not probable as of December 31, 2010, that assessment could change at any time.

If all of the stock awards under the 2005 LTIP were vested and the goal had been met or if management had determined that achievement of the goal was probable during the year ended December 31, 2010, we would have recorded total non-cash, stock-based compensation expense for our employees as indicated in the table below. If the goal is met and there are unvested stock awards at that time, the vested amounts would be expensed immediately on our Consolidated Statements of Operations and Comprehensive Income (Loss), with the unvested portion recognized ratably over the remaining vesting period.

	2005 LTIP
	Total	Vested Portion
	(In thousands)
DISH awards held by DDBS employees	$38,134	$20,533
EchoStar awards held by DDBS employees	7,466	4,013
Total	$45,600	$24,546

2008 LTIP. During 2008, DISH adopted a long-term, performance-based stock incentive plan (the “2008 LTIP”). The 2008 LTIP provides stock options and restricted stock units, either alone or in combination, which vest based on DISH-specific subscriber and financial goals. Exercise of the stock awards is contingent on achieving these goals by December 31, 2015.

Although no awards vest until DISH attains the performance goals, compensation related to the 2008 LTIP will be recorded based on management’s assessment of the probability of meeting the remaining goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

DISH determined that 25% of the 2008 LTIP performance goals were probable of achievement, of which 10% of the goals have been fully achieved.  As a result, we recorded non-cash, stock-based compensation expense for the years ended December 31, 2010 and 2009, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Other Employee Performance Awards.  In addition to the above long-term, performance stock incentive plans, DISH has other stock awards that vest based on certain other DISH-specific subscriber and financial goals.  Exercise of these stock awards is contingent on achieving certain performance goals.

Additional compensation related to these awards will be recorded based on management’s assessment of the probability of meeting the remaining performance goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

Although no awards vest until the performance goals are attained, DISH determined that certain goals were probable of achievement and, as a result, recorded non-cash, stock-based compensation expense for the years ended December 31, 2010 and 2009, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Given the competitive nature of DISH’s business, small variations in subscriber churn, gross new subscriber addition rates and certain other factors can significantly impact subscriber growth.  Consequently, while it was determined that achievement of certain DISH-specific subscriber and financial goals was not probable as of December 31, 2010, that assessment could change at any time.

Estimated Remaining Non-Cash, Stock-Based Compensation Expense	2008 LTIP	Other Employee Performance Awards (1)
	(In thousands)
Expense estimated to be recognized during 2011	$1,065	$271
Estimated contingent expense subsequent to 2011	26,378	25,273
Total estimated remaining expense over the term of the plan	$27,443	$25,544

(1)

Certain long-term, performance stock awards expired without vesting during the first quarter of 2011. As a result, the non-cash, stock-based compensation expense associated with those awards is excluded from this table.

	For the Years Ended December 31,
Non-Cash, Stock-Based Compensation Expense Recognized	2010	2009	2008
	(In thousands)
2008 LTIP	$2,984	$3,560	$—
Other employee performance awards	271	234	—
Total non-cash, stock-based compensation expense recognized for performance-based awards	$3,255	$3,794	$—

Of the 18.4 million stock options and 1.3 million restricted stock units outstanding under the DISH stock incentive plans associated with our employees as of December 31, 2010, the following awards were outstanding pursuant to the performance based stock incentive plans:

	As of December 31, 2010
	Number of Awards	Weighted- Average Exercise Price
Performance Based Stock Options
2005 LTIP	2,414,000	$23.27
2008 LTIP	5,493,250	$10.64
Other employee performance awards	2,000,000	$18.41
Total	9,907,250	$15.29

Restricted Performance Units and Other
2005 LTIP	293,996
2008 LTIP	45,750
Other employee performance awards	932,238
Total	1,271,984

Stock-Based Compensation

During the year ended December 31, 2010, we incurred  $3 million of additional non-cash, stock-based compensation cost in connection with the Stock Option Adjustment discussed previously. This amount is included in the table below.

Total non-cash, stock-based compensation expense for all of our employees is shown in the following table for the years ended December 31, 2010, 2009 and 2008 and was allocated to the same expense categories as the base compensation for such employees:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Subscriber-related	$1,160	$1,069	$797
General and administrative	14,227	11,158	14,552
Total non-cash, stock-based compensation	$15,387	$12,227	$15,349

As of December 31, 2010, our total unrecognized compensation cost related to the non-performance based unvested stock awards was  $20 million and includes compensation expense that we will recognize for EchoStar stock awards held by our employees as a result of the Spin-off. This cost is based on an estimated future forfeiture rate of approximately 3.7% per year and will be recognized over a weighted-average period of approximately three years. Share-based compensation expense is recognized based on stock awards ultimately expected to vest and is reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Changes in the estimated forfeiture rate can have a significant effect on share-based compensation expense since the effect of adjusting the rate is recognized in the period the forfeiture estimate is changed.

Valuation

The fair value of each stock award for the years ended December 31, 2010, 2009 and 2008 was estimated at the date of the grant using a Black-Scholes option valuation model with the following assumptions:

For the Years Ended December 31,
Stock options	2010	2009	2008
Risk-free interest rate	1.50% - 2.89%	1.70% - 3.19%	1.00% - 3.42%
Volatility factor	33.33% - 38.63%	29.72% - 45.97%	19.98% - 39.90%
Expected term of options in years	5.2 - 7.5	3.0 - 7.3	3.0 - 7.5
Weighted-average fair value of options granted	$6.83 - $8.14	$3.86 - $8.29	$3.12 - $8.72

In December 2009, DISH paid a  $2.00 cash dividend per share on its outstanding Class A and Class B common stock.  While DISH currently does not intend to declare additional dividends on its common stock, they may elect to do so from time to time.  Accordingly, the dividend yield percentage used in the Black-Scholes option valuation model is set at zero for all periods. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded stock options which have no vesting restrictions and are fully transferable. Consequently, our estimate of fair value may differ from other valuation models. Further, the Black-Scholes option valuation model requires the input of subjective assumptions. Changes in the subjective input assumptions can materially affect the fair value estimate. Therefore, we do not believe the existing models provide as reliable a single measure of the fair value of stock-based compensation awards as a market-based model would.

We will continue to evaluate the assumptions used to derive the estimated fair value of DISH’s stock options as new events or changes in circumstances become known.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

8.     Commitments and Contingencies

Commitments

On May 5, 2011, we issued  $2.0 billion aggregate principal amount of our ten-year, 6 3/4% Senior Notes due June 1, 2021 at an issue price of 99.093%.  Interest accrues at an annual rate of 6 3/4% and is payable semi-annually in cash, in arrears on June 1 and December 1 of each year, commencing on December 1, 2011.

TiVo.  DISH is responsible for making future payments to TiVo of  $190 million in six equal annual installments between 2012 and 2017 related to the TiVo settlement.  See further discussion under “TiVo Inc.” below.

Guarantees

In connection with the Spin-off, we distributed certain satellite lease agreements to EchoStar and remained the guarantor under those capital leases for payments totaling approximately  $245 million over approximately the next four years.

In addition, during the third quarter 2009, EchoStar entered into a new satellite transponder service agreement for Nimiq 5 through 2024.  We sublease this capacity from EchoStar and DISH guarantees a certain portion of its obligation under this agreement through 2019.  As of June 30, 2011, the remaining obligation under this agreement is the guarantee of  $529 million.

As of June 30, 2011, we have not recorded a liability on the balance sheet for any of these guarantees.

Contingencies

Separation Agreement

In connection with the Spin-off, DISH entered into a separation agreement with EchoStar that provides, among other things, for the division of certain liabilities, including liabilities resulting from litigation.  Under the terms of the separation agreement, EchoStar has assumed certain liabilities that relate to its business including certain designated liabilities for acts or omissions prior to the Spin-off.  Certain specific provisions govern intellectual property related claims under which, generally, EchoStar will only be liable for its acts or omissions following the Spin-off and DISH will indemnify EchoStar for any liabilities or damages resulting from intellectual property claims relating to the period prior to the Spin-off as well as our acts or omissions following the Spin-off.

Litigation

We are involved in a number of legal proceedings (including those described below) concerning matters arising in connection with the conduct of our business activities.  Many of these proceedings are at preliminary stages, and many of these cases seek an indeterminate amount of damages.  We regularly evaluate the status of legal proceedings in which we are involved, to assess whether a loss is probable or there is a reasonable possibility that a loss or additional loss may have been incurred and determine if accruals are appropriate.  We further evaluate each legal proceeding to assess whether an estimate of the possible loss or range of possible loss can be made, if accruals are not appropriate.

For certain cases described below, management is unable to provide a meaningful estimate of the possible loss or range of possible loss because, among other reasons, (i) the proceedings are in various stages; (ii) damages have not been sought; (iii) damages are unsupported and/or exaggerated; (iv) there is uncertainty as to the outcome of pending appeals or motions; (v) there are significant factual issues to be resolved; and/or (vi) there are novel legal issues or unsettled legal theories to be presented or a large number of parties (as with many patent-related cases).  For these cases, however, management does not believe, based on currently available information, that the outcomes of these proceedings will have a material adverse effect on our financial condition, though the outcomes could be material to our operating results for any particular period, depending, in part, upon the operating results for such period.

Broadcast Innovation, L.L.C.

During 2001, Broadcast Innovation, L.L.C. (“Broadcast Innovation”) filed a lawsuit against us, DirecTV, Thomson Consumer Electronics and others in United States District Court in Denver, Colorado.  Broadcast Innovation is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The suit alleges infringement of United States Patent Nos. 6,076,094 (the ‘094 patent) and 4,992,066 (the ‘066 patent).  The ‘094 patent relates to certain methods and devices for transmitting and receiving data along with specific formatting information for the data.  The ‘066 patent relates to certain methods and devices for providing the scrambling circuitry for a pay television system on removable cards.  Subsequently, DirecTV and Thomson settled with Broadcast Innovation leaving us as the only defendant.

During 2004, the District Court issued an order finding the ‘066 patent invalid.  Also in 2004, the District Court found the ‘094 patent invalid in a parallel case filed by Broadcast Innovation against Charter and Comcast.  In 2005, the United States Court of Appeals for the Federal Circuit overturned that finding of invalidity with respect to the ‘094 patent and remanded the Charter case back to the District Court.  During June 2006, Charter filed a reexamination request with the United States Patent and Trademark Office.  The District Court has stayed the Charter case pending reexamination, and our case has been stayed pending resolution of the Charter case.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Channel Bundling Class Action

During 2007, a purported class of cable and satellite subscribers filed an antitrust action against us in the United States District Court for the Central District of California.  The suit also names as defendants DirecTV, Comcast, Cablevision, Cox, Charter, Time Warner, Inc., Time Warner Cable, NBC Universal, Viacom, Fox Entertainment Group and Walt Disney Company.  The suit alleges, among other things, that the defendants engaged in a conspiracy to provide customers with access only to bundled channel offerings as opposed to giving customers the ability to purchase channels on an “a la carte” basis.  On October 16, 2009, the District Court granted defendants’ motion to dismiss with prejudice.  The plaintiffs have appealed.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

ESPN

During 2008, we filed a lawsuit against ESPN, Inc., ESPN Classic, Inc., ABC Cable Networks Group, Soapnet L.L.C. and International Family Entertainment (collectively, “ESPN”) for breach of contract in New York State Supreme Court.  Our complaint alleges that ESPN failed to provide us with certain high-definition feeds of the Disney Channel, ESPN News, Toon and ABC Family. ESPN asserted a counterclaim, and then filed a motion for summary judgment, alleging that we owed approximately  $35 million under the applicable affiliation agreements.  We brought a motion to amend our complaint to assert that ESPN was in breach of certain most-favored-nation provisions under the applicable affiliation agreements.  On April 15, 2009, the New York State Supreme Court granted our motion to amend the complaint, and granted, in part, ESPN’s motion on the counterclaim, finding that we are liable for some of the amount alleged to be owing but that the actual amount owing is disputed.  We appealed the partial grant of ESPN’s motion to the New York State Supreme Court, Appellate Division, First Department.  After the partial grant of ESPN’s motion, ESPN sought an additional  $30 million under the applicable affiliation agreements.  On March 15, 2010, the New York State Supreme Court affirmed the prior grant of ESPN’s motion and ruled that we owe the full amount of approximately  $66 million under the applicable affiliation agreement.  On December 29, 2010, the New York State Supreme Court, Appellate Division, First Department affirmed the partial grant of ESPN’s motion on the counterclaim.  As of December 31, 2010, we had  $42 million recorded as a “Litigation accrual” on our Condensed Consolidated Balance Sheets.

On June 21, 2011, the First Department affirmed the New York Supreme Court’s ruling that we owe approximately  $66 million under the applicable affiliation agreements.  We intend to seek leave to appeal that decision to New York’s highest court, the New York Court of Appeals.  As a result of the First Department’s ruling, during the three and six months ended June 30, 2011, we recorded  $24 million of “Litigation Expense” on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) and increased our “Litigation accrual” to a total of  $66 million as of June 30, 2011.  This reflects our estimated exposure for ESPN’s counterclaim.  We intend to vigorously prosecute and defend this case.

Ganas L.L.C.

During August 2010, Ganas, L.L.C. (“Ganas”) filed suit against us, Sabre Holdings Corporation, SAP America, Inc., SAS Institute Inc., Scottrade, Inc., TD Ameritrade, Inc., The Charles Schwab Corporation, TiVo Inc., Unicoi Systems Inc., Xerox Corporation, Adobe Systems Inc., AOL Inc., Apple Inc., Axibase Corporation, DirecTV, E*Trade Securities L.L.C., Exinda Networks, Fidelity Brokerage Services L.L.C., Firstrade Securities Inc., Hewlett-Packard Company, iControl Inc., International Business Machines Corporation and JPMorgan Chase & Co. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos.  7,136,913, 7,325,053, and 7,734,756.  The patents relate to hypertext transfer protocol and simple object access protocol.  Ganas is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Katz Communications

During 2007, Ronald A. Katz Technology Licensing, L.P. (“Katz”) filed a patent infringement action against us in the United States District Court for the Northern District of California.  The suit alleges infringement of 19 patents owned by Katz.  The patents relate to interactive voice response, or IVR, technology.  The case has been transferred and consolidated for pretrial purposes in the United States District Court for the Central District of California by order of the Judicial Panel on Multidistrict Litigation.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

NorthPoint Technology

On July 2, 2009, NorthPoint Technology, Ltd. filed suit against us, EchoStar and DirecTV in the United States District Court for the Western District of Texas alleging infringement of United States Patent No. 6,208,636 (the ‘636 patent).  The ‘636 patent relates to the use of multiple low-noise block converter feedhorns, or LNBFs, which are antennas used for satellite reception.  On April 21, 2011, the US Patent and Trademark Office issued an order granting reexamination of the ‘636 patent.  On June 21, 2011, the District Court entered summary judgment in our favor, finding that all asserted claims of the ‘636 patent are invalid.  The plaintiff has appealed.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Olympic Developments

On January 20, 2011, Olympic Developments AG, LLC (“Olympic”) filed suit against us, Atlantic Broadband, Inc., Bright House Networks, LLC, Cable One, Inc., Cequel Communications Holdings I, LLC, CSC Holdings, LLC, GCI Communication Corp., Insight Communications Company, Inc., Knology, Inc., Mediacom Communications Corporation and RCN Telecom Services, LLC in the United States District Court for the Central District of California alleging infringement of  United States Patent Nos. 5,475,585 and 6,246,400.  The patents relate to on-demand services.  Olympic is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  On June 13, 2011, the case was transferred to the Northern District of California.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Personalized Media Communications

During 2008, Personalized Media Communications, Inc. (“PMC”) filed suit against us, EchoStar and Motorola Inc. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 4,694,490; 5,109,414; 4,965,825; 5,233,654; 5,335,277; and 5,887,243, which relate to satellite signal processing.  PMC is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  Subsequently, Motorola Inc. settled with PMC leaving EchoStar and us as the only defendants.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Retailer Class Actions

During 2000, lawsuits were filed by retailers in Colorado state and federal courts attempting to certify nationwide classes on behalf of certain of our retailers.  The plaintiffs requested that the Courts declare certain provisions of, and changes to, alleged agreements between us and the retailers invalid and unenforceable, and to award damages for lost incentives and payments, charge backs and other compensation.  On September 20, 2010, we agreed to a settlement of both lawsuits that provides, among other things, for mutual releases of the claims underlying the litigation, payment by us of up to  $60 million, and the option for certain class members to elect to reinstate certain monthly incentive payments, which the parties agreed have an aggregate maximum value of  $23 million.  We cannot predict with any degree of certainty how many class members will elect to reinstate these monthly incentive payments.  As a result, a  $60 million “Litigation accrual” was recorded as of December 31, 2010 on our Condensed Consolidated Balance Sheets.  On February 9, 2011, the court granted final approval of the settlement, and we made a  $60 million settlement payment on April 28, 2011.

Suomen Colorize Oy

During October 2010, Suomen Colorize Oy (“Suomen”) filed suit against DISH Network L.L.C., our indirect wholly owned subsidiary, and EchoStar in the United States District Court for the Middle District of Florida alleging infringement of United States Patent No. 7,277,398.  Suomen is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The abstract of the patent states that the claims are directed to a method and terminal for providing services in a telecommunication network.  The action has been transferred to the United States District Court for the District of Colorado.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Technology Development Licensing

On January 22, 2009, Technology Development and Licensing L.L.C. (“TDL”) filed suit against us and EchoStar in the United States District Court for the Northern District of Illinois alleging infringement of United States Patent No. Re. 35,952, which relates to certain favorite channel features.  TDL is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  In July 2009, the Court granted our motion to stay the case pending two reexamination petitions before the Patent and Trademark Office.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

TiVo Inc.

In connection with DISH’s litigation with TiVo Inc. (“TiVo”), which is described in our periodic reports filed with the Securities and Exchange Commission, including in our annual report on Form 10-K for the year ended December 31, 2010 under the caption “Item 3.   Legal Proceedings - TiVo Inc.,” on April 20, 2011, the U.S. Court of Appeals for the Federal Circuit vacated the District Court’s contempt ruling on infringement, articulated a new standard for determining “colorable difference” and remanded that issue back to the District Court for determination.  The Federal Circuit also vacated the District Court’s amended injunction requiring that DISH inform the court of any further attempts to design around TiVo’s United States Patent No. 6,233,389 (the ‘389 patent) and seek approval from the court before any such design-around is implemented.  The Federal Circuit also vacated the infringement damages for the period after DISH deployed its original alternative technology (although it did not foreclose that damages may be reinstated if upon remand a new court or jury decision found that the original alternative technology infringed TiVo’s ‘389 patent).  The Federal Circuit affirmed the District Court’s contempt ruling on disablement, holding that the original 2006 injunction required that DISH disable DVR functionality in all but approximately 192,000 digital set-top boxes deployed with customers (the “Disablement Provision”) and affirmed the  $90 million in contempt sanctions awarded against DISH for violating the Disablement Provision.

On April 29, 2011, DISH and EchoStar entered into a settlement agreement with TiVo.  The settlement resolves all pending litigation between DISH and EchoStar, on the one hand, and TiVo, on the other hand, including litigation relating to alleged patent infringement involving certain DISH Network digital video recorders, or DVRs, which litigation is described in our periodic reports filed with the Securities and Exchange Commission including in our annual report on Form 10-K for the year ended December 31, 2010 under the caption “Item 3.  Legal Proceedings - TiVo Inc.”

Under the settlement agreement, all pending litigation has been dismissed with prejudice and all injunctions that permanently restrain, enjoin or compel any action by DISH or EchoStar have been dissolved.  DISH and EchoStar are jointly responsible for making payments to TiVo in the aggregate amount of  $500 million, including an initial payment of  $300 million and the remaining  $200 million in six equal annual installments between 2012 and 2017.  Pursuant to the terms and conditions of the agreements entered into in connection with the Spin-off of EchoStar from DISH, DISH made the initial payment to TiVo in May 2011, except for a contribution from EchoStar totaling approximately  $10 million, representing an allocation of liability relating to EchoStar’s sales of DVR-enabled receivers to an international customer.  Future payments will be allocated between DISH and EchoStar based on historical sales of certain licensed products, with DISH being responsible for 95% of each annual payment.

As previously disclosed, our total litigation accrual for TiVo was  $517 million as of December 31, 2010.  As a result of the settlement agreement, we reversed  $335 million of this accrual and made a payment of approximately  $290 million for our portion of the initial payment to TiVo.  Of this amount, approximately  $182 million relates to prior periods and the remaining  $108 million represents a prepayment.  Our  $108 million prepayment and our  $190 million share of the remaining payments, a total of  $298 million, will be expensed ratably as a subscriber-related expense from April 1, 2011 through July 31, 2018, the expiration date of the ‘389 patent.  In connection with our TiVo settlement, TiVo agreed to advertise and market certain of our products and services.  As a result,  $6 million was recognized as a reduction of litigation expense and we recorded a pre-paid marketing asset on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) and our Condensed Consolidated Balance Sheets, respectively.

In addition, under the settlement agreement, TiVo granted DISH a license under its ‘389 patent and certain related patents, for the remaining life of those patents, with respect to DISH-branded and co-branded products and services.

DISH and EchoStar, on the one hand, and TiVo, on the other hand, have also agreed on mutual releases of certain related claims and agreed not to challenge each other’s DVR technology-related patents that are licensed under the settlement agreement.

Because both DISH and EchoStar were defendants in the TiVo lawsuit, DISH and EchoStar were jointly and severally liable to TiVo for any final damages and sanctions that could have been awarded by the District Court.  As previously disclosed, DISH determined that it was obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit.  EchoStar contributed an amount equal to its  $5 million intellectual property liability limit under the receiver agreement.  DISH and EchoStar further agreed that EchoStar’s  $5 million contribution would not exhaust EchoStar’s liability to us for other intellectual property claims that may arise under the receiver agreement. DISH and EchoStar also agreed that DISH and EchoStar would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.  Any amounts that EchoStar is responsible for under the settlement agreement with TiVo are in addition to the  $5 million contribution previously made by EchoStar.

Voom

In January 2008, Voom HD Holdings (“Voom”) filed a lawsuit against us in New York Supreme Court, alleging breach of contract and other claims arising from our termination of the affiliation agreement governing carriage of certain Voom HD channels on the DISH Network satellite TV service.  At that time, Voom also sought a preliminary injunction to prevent us from terminating the agreement.  The Court denied Voom’s request, finding, among other things, that Voom had not demonstrated that it was likely to prevail on the merits.  In April 2010, we and Voom each filed motions for summary judgment.  Voom later filed two motions seeking discovery sanctions.  On November 9, 2010, the Court issued a decision denying both motions for summary judgment, but granting Voom’s motions for discovery sanctions.  The Court’s decision provides for an adverse inference jury instruction at trial and precludes our damages expert from testifying at trial.  We appealed the grant of Voom’s motion for discovery sanctions to the New York State Supreme Court, Appellate Division, First Department.  On February 15, 2011, the appellate Court granted our motion to stay the trial pending our appeal.  Oral argument on the appeal took place on April 27, 2011.  Voom is claiming over  $2.5 billion in damages.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Other

In addition to the above actions, we are subject to various other legal proceedings and claims which arise in the ordinary course of business, including, among other things, disputes with programmers regarding fees.  In our opinion, the amount of ultimate liability with respect to any of these actions is unlikely to materially affect our financial position, results of operations or liquidity.

11.  Commitments and Contingencies

Commitments

As of December 31, 2010, future maturities of our long-term debt, capital lease and contractual obligations are summarized as follows:

	Payments due by period
	Total	2011	2012	2013	2014	2015	Thereafter
	(In thousands)
Long-term debt obligations	$6,227,965	$1,006,094	$6,444	$506,114	$1,005,778	$756,160	$2,947,375
Capital lease obligations	286,971	24,801	21,700	22,630	24,881	27,339	165,620
Interest expense on long-term debt and capital lease obligations	2,443,097	467,758	401,896	399,672	362,274	264,500	546,997
Satellite-related obligations	2,416,671	229,492	242,308	250,749	230,731	230,514	1,232,877
Operating lease obligations	115,533	48,647	31,739	19,232	8,355	3,077	4,483
Purchase obligations	1,917,381	1,022,932	256,998	253,947	240,543	136,701	6,260
Total	$13,407,618	$2,799,724	$961,085	$1,452,344	$1,872,562	$1,418,291	$4,903,612

The “Satellite-related obligations” in our Form 10-K for the year ended December 31, 2009 as filed on March 9, 2010 inadvertently excluded the EchoStar XVI ten-year satellite lease commitment, which was agreed to in December 2009, and is expected to commence during the fourth quarter of 2012.  The obligations associated with this lease would have increased the previously reported “Satellite-related obligations” during 2012, 2013, 2014, and thereafter by approximately  $18 million,  $72 million,  $72 million and  $553 million, respectively.  These amounts are included in the table above.

In certain circumstances the dates on which we are obligated to make these payments could be delayed. These amounts will increase to the extent we procure insurance for our satellites or contract for the construction, launch or lease of additional satellites.

The table above does not include  $170 million of liabilities associated with unrecognized tax benefits which were accrued, discussed in Note 8, and are included on our Consolidated Balance Sheets as of December 31, 2010. We do not expect any portion of this amount to be paid or settled within the next twelve months.

We entered into a commitment following December 31, 2010 relating to DBSD North America, which is not included in the table above. See Note 16 for further discussion.

Satellite-Related Obligations

Satellites Under Construction. As of December 31, 2010, we have agreed to lease capacity on two satellites from EchoStar that are currently under construction. Future commitments related to these satellites are included in the table above under “Satellite-related obligations.”

·                  QuetzSat-1. During 2008, we entered into a ten-year transponder service agreement with EchoStar to lease capacity on QuetzSat-1, a DBS satellite, which is expected to be launched during the second half of 2011.

·                  EchoStar XVI. During December 2009, we entered into a ten-year transponder service agreement with EchoStar to lease all of the capacity on EchoStar XVI, a DBS satellite, which is expected to be launched during the second half of 2012.

Guarantees

In connection with the Spin-off, we distributed certain satellite lease agreements to EchoStar and remained the guarantor under those capital leases for payments totaling approximately  $290 million over approximately the next four years that are not included in the table above.

In addition, during the third quarter of 2009, EchoStar entered into a new satellite transponder service agreement for Nimiq 5 through 2024. We sublease this capacity from EchoStar and DISH guarantees a certain portion of its obligation under this agreement through 2019. As of December 31, 2010, the remaining obligation under this agreement, including the guarantee of  $553 million, is included in the table above.

As of December 31, 2010, we have not recorded a liability on the balance sheet for any of these guarantees.

Purchase Obligations

Our 2011 purchase obligations primarily consist of binding purchase orders for receiver systems and related equipment, digital broadcast operations, satellite and transponder leases, engineering and for products and services related to the operation of our DISH Network. Our purchase obligations also include certain guaranteed fixed contractual commitments to purchase programming content. Our purchase obligations can fluctuate significantly from period to period due to, among other things, management’s control of inventory levels, and can materially impact our future operating asset and liability balances, and our future working capital requirements.

Programming Contracts

In the normal course of business, we enter into contracts to purchase programming content in which our payment obligations are fully contingent on the number of subscribers to whom we provide the respective content. These programming commitments are not included in the “Commitments” table above. The terms of our contracts typically range from one to ten years with annual rate increases. Our programming expenses will continue to increase to the extent we are successful growing our subscriber base. In addition, our margins may face further downward pressure from price increases and the renewal of long term programming contracts on less favorable pricing terms.

Rent Expense

Total rent expense for operating leases was  $263 million,  $189 million and  $204 million in 2010, 2009 and 2008, respectively.

Patents and Intellectual Property

Many entities, including some of our competitors, now have and may in the future obtain patents and other intellectual property rights that cover or affect products or services directly or indirectly related to those that we offer. We may not be aware of all patents and other intellectual property rights that our products may potentially infringe. Damages in patent infringement cases can include a tripling of actual damages in certain cases. Further, we cannot estimate the extent to which we may be required in the future to obtain licenses with respect to patents held by others and the availability and cost of any such licenses. Various parties have asserted patent and other intellectual property rights with respect to components within our direct broadcast satellite system. We cannot be certain that these persons do not own the rights they claim, that our products do not infringe on these rights, that we would be able to obtain licenses from these persons on commercially reasonable terms or, if we were unable to obtain such licenses, that we would be able to redesign our products to avoid infringement.

Contingencies

In connection with the Spin-off, DISH entered into a separation agreement with EchoStar, which provides, among other things, for the division of certain liabilities, including liabilities resulting from litigation. Under the terms of the separation agreement, EchoStar has assumed certain liabilities that relate to its business including certain designated liabilities for acts or omissions prior to the Spin-off. Certain specific provisions govern intellectual property related claims under which, generally, EchoStar will only be liable for its acts or omissions following the Spin-off and DISH will indemnify EchoStar for any liabilities or damages resulting from intellectual property claims relating to the period prior to the Spin-off as well as its acts or omissions following the Spin-off.

Acacia

During 2004, Acacia Media Technologies (“Acacia”) filed a lawsuit against us and EchoStar in the United States District Court for the Northern District of California.  The suit also named DirecTV, Comcast, Charter, Cox and a number of smaller cable companies as defendants.  Acacia is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The suit alleges infringement of United States Patent Nos. 5,132,992; 5,253,275; 5,550,863; 6,002,720; and 6,144,702, which relate to certain systems and methods for transmission of digital data.  On September 25, 2009, the District Court granted summary judgment to the defendants on invalidity grounds, and dismissed the action with prejudice.  On October 8, 2010, the Federal Circuit Court of Appeals affirmed the dismissal.  Acacia may no longer appeal this dismissal since their time to seek en banc review with the Federal Circuit Court of Appeals or petition the United States Supreme Court for certiorari has now expired.

Broadcast Innovation, L.L.C.

During 2001, Broadcast Innovation, L.L.C. (“Broadcast Innovation”) filed a lawsuit against us, DirecTV, Thomson Consumer Electronics and others in United States District Court in Denver, Colorado.  Broadcast Innovation is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The suit alleges infringement of United States Patent Nos. 6,076,094 (the ‘094 patent) and 4,992,066 (the ‘066 patent).  The ‘094 patent relates to certain methods and devices for transmitting and receiving data along with specific formatting information for the data.  The ‘066 patent relates to certain methods and devices for providing the scrambling circuitry for a pay television system on removable cards.  Subsequently, DirecTV and Thomson settled with Broadcast Innovation leaving us as the only defendant.

During 2004, the District Court issued an order finding the ‘066 patent invalid.  Also in 2004, the District Court found the ‘094 patent invalid in a parallel case filed by Broadcast Innovation against Charter and Comcast.  In 2005, the United States Court of Appeals for the Federal Circuit overturned that finding of invalidity with respect to the ‘094 patent and remanded the Charter case back to the District Court.  During June 2006, Charter filed a reexamination request with the United States Patent and Trademark Office.  The District Court has stayed the Charter case pending reexamination, and our case has been stayed pending resolution of the Charter case.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Channel Bundling Class Action

During 2007, a purported class of cable and satellite subscribers filed an antitrust action against us in the United States District Court for the Central District of California.  The suit also names as defendants DirecTV, Comcast, Cablevision, Cox, Charter, Time Warner, Inc., Time Warner Cable, NBC Universal, Viacom, Fox Entertainment Group and Walt Disney Company.  The suit alleges, among other things, that the defendants engaged in a conspiracy to provide customers with access only to bundled channel offerings as opposed to giving customers the ability to purchase channels on an “a la carte” basis.  On October 16, 2009, the District Court granted defendants’ motion to dismiss with prejudice.  The plaintiffs have appealed.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

ESPN

During 2008, we filed a lawsuit against ESPN, Inc., ESPN Classic, Inc., ABC Cable Networks Group, Soapnet L.L.C. and International Family Entertainment (collectively, “ESPN”) for breach of contract in New York State Supreme Court.  Our complaint alleges that ESPN failed to provide us with certain high-definition feeds of the Disney Channel, ESPN News, Toon and ABC Family.  ESPN asserted a counterclaim, and then filed a motion for summary judgment, alleging that we owed approximately  $35 million under the applicable affiliation agreements.  We brought a motion to amend our complaint to assert that ESPN was in breach of certain most-favored-nation provisions under the applicable affiliation agreements.  On April 15, 2009, the New York State Supreme Court granted our motion to amend the complaint, and granted, in part, ESPN’s motion on the counterclaim, finding that we are liable for some of the amount alleged to be owing but that the actual amount owing is disputed.  We appealed the partial grant of ESPN’s motion to the New York State Supreme Court, Appellate Division, First Department.  After the partial grant of ESPN’s motion, ESPN sought an additional  $30 million under the applicable affiliation agreements.  On March 15, 2010, the New York State Supreme Court affirmed the prior grant of ESPN’s motion and ruled that we owe the full amount of approximately  $65 million under the applicable affiliation agreement.  There can be no assurance that ESPN will not seek, and that the New York State Supreme Court, Appellate Division, First Department will not award a higher amount.  On December 29, 2010, the New York State Supreme Court, Appellate Division, First Department affirmed the partial grant of ESPN’s motion on the counterclaim.  However, it did not rule on the amount that we owe ESPN pursuant to its counterclaim.  The appellate court will determine this amount as part of a separate proceeding.  For the year ended December 31, 2010, we recorded  $42 million as a “Litigation accrual” on our Consolidated Balance Sheets and in “Litigation expense” on our Consolidated Statements of Operations and Comprehensive Income (Loss), which reflects our estimated exposure for ESPN’s counterclaim. We intend to vigorously prosecute and defend this case.

Finisar Corporation

Finisar Corporation (“Finisar”) obtained a  $100 million verdict in the United States District Court for the Eastern District of Texas against DirecTV for patent infringement.  Finisar, an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein, alleged that DirecTV’s electronic program guide and other elements of its system infringe United States Patent No. 5,404,505 (the ‘505 patent).

During 2006, we and EchoStar, together with NagraStar L.L.C., filed a Complaint for Declaratory Judgment in the United States District Court for the District of Delaware against Finisar that asks the Court to declare that we do not infringe, and have not infringed, any valid claim of the ‘505 patent.  Finisar brought counterclaims against us, EchoStar and NagraStar alleging that we infringed the ‘505 patent.  During April 2008, the Federal Circuit reversed the judgment against DirecTV and ordered a new trial.  On remand, the District Court granted summary judgment in favor of DirecTV and during January 2010, the Federal Circuit affirmed the District Court’s grant of summary judgment, and dismissed the action with prejudice.  Finisar then agreed to dismiss its counterclaims against us, EchoStar and NagraStar without prejudice.  We also agreed to dismiss our Declaratory Judgment action without prejudice.

Ganas L.L.C.

During August 2010, Ganas, L.L.C. (“Ganas”) filed suit against us, Sabre Holdings Corporation, SAP America, Inc., SAS Institute Inc., Scottrade, Inc., TD Ameritrade, Inc., The Charles Schwab Corporation, Tivo Inc., Unicoi Systems Inc., Xerox Corporation, Adobe Systems Inc., AOL Inc., Apple Inc., Axibase Corporation, DirecTV, E*Trade Securities L.L.C., Exinda Networks, Fidelity Brokerage Services L.L.C., Firstrade Securities Inc., Hewlett-Packard Company, iControl Inc., International Business Machines Corporation and JPMorgan Chase & Co. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 7,136,913, 7,325,053, and 7,734,756. The patents relate to hypertext transfer protocol and simple object access protocol. Ganas is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Katz Communications

During 2007, Ronald A. Katz Technology Licensing, L.P. (“Katz”) filed a patent infringement action against us in the United States District Court for the Northern District of California. The suit alleges infringement of 19 patents owned by Katz. The patents relate to interactive voice response, or IVR, technology.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

NorthPoint Technology

On July 2, 2009, NorthPoint Technology, Ltd. filed suit against us, EchoStar and DirecTV in the United States District Court for the Western District of Texas alleging infringement of United States Patent No. 6,208,636 (the ‘636 patent). The ‘636 patent relates to the use of multiple low-noise block converter feedhorns, or LNBFs, which are antennas used for satellite reception.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Olympic Developments

On January 20, 2011, Olympic Developments AG, LLC (“Olympic”) filed suit against us, Atlantic Broadband, Inc., Bright House Networks, LLC, Cable One, Inc., Cequel Communications Holdings I, LLC, CSC Holdings, LLC, GCI Communication Corp., Insight Communications Company, Inc., Knology, Inc., Mediacom Communications Corporation and RCN Telecom Services, LLC in the United States District Court for the Central District of California alleging infringement of United States Patent Nos. 5,475,585 and 6,246,400.  The patents relate to on-demand services.  Olympic is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Personalized Media Communications

During 2008, Personalized Media Communications, Inc. (“PMC”) filed suit against us, EchoStar and Motorola Inc. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 4,694,490; 5,109,414; 4,965,825; 5,233,654; 5,335,277; and 5,887,243, which relate to satellite signal processing. PMC is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Retailer Class Actions

During 2000, lawsuits were filed by retailers in Colorado state and federal courts attempting to certify nationwide classes on behalf of certain of our retailers.  The plaintiffs requested that the Courts declare certain provisions of, and changes to, alleged agreements between us and the retailers invalid and unenforceable, and to award damages for lost incentives and payments, charge backs and other compensation.  On September 20, 2010, we agreed to a settlement of both lawsuits that provides, among other things, for mutual releases of the claims underlying the litigation, payment by us of up to  $60 million, and the option for certain class members to elect to reinstate certain monthly incentive payments, which the parties agreed have an aggregate maximum value of  $23 million.  We cannot predict with any degree of certainty how many class members will elect to reinstate these monthly incentive payments.   As a result, we recorded  $60 million as a “Litigation accrual” on our Consolidated Balance Sheets and in “Litigation expense” for the year ended December 31, 2010 on our Consolidated Statements of Operations and Comprehensive Income (Loss).  On February 9, 2011, the court granted final approval of the settlement; however, our payment of the settlement amount is still subject to the satisfaction of certain conditions, including the lapse of all applicable appeal periods.

Suomen Colorize Oy

During October 2010, Suomen Colorize Oy (“Suomen”) filed suit against DISH Network L.L.C., our indirect wholly owned subsidiary, and EchoStar in the United States District Court for the Middle District of Florida alleging infringement of United States Patent No. 7,277,398.  Suomen is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The abstract of the patent states that the claims are directed to a method and terminal for providing services in a telecommunication network.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Technology Development Licensing

On January 22, 2009, Technology Development and Licensing L.L.C. (“TDL”) filed suit against us and EchoStar in the United States District Court for the Northern District of Illinois alleging infringement of United States Patent No. Re. 35,952, which relates to certain favorite channel features. TDL is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein. In July 2009, the Court granted our motion to stay the case pending two re-examination petitions before the Patent and Trademark Office.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain user-friendly features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Tivo Inc.

During January 2008, the United States Court of Appeals for the Federal Circuit affirmed in part and reversed in part the April 2006 jury verdict concluding that certain of our digital video recorders, or DVRs, infringed a patent held by Tivo.  As of September 2008, we had recorded a total accrual of  $132 million on our Consolidated Balance Sheets to reflect the April 2006 jury verdict, supplemental damages through September 2006 and pre-judgment interest awarded by the Texas court, together with the estimated cost of potential further software infringement prior to implementation of our alternative technology, discussed below, plus interest subsequent to entry of the judgment.  In its January 2008 decision, the Federal Circuit affirmed the jury’s verdict of infringement on Tivo’s “software claims,” and upheld the award of damages from the District Court.  The Federal Circuit, however, found that we did not literally infringe Tivo’s “hardware claims,” and remanded such claims back to the District Court for further proceedings.  On October 6, 2008, the Supreme Court denied our petition for certiorari.  As a result, approximately  $105 million of the total  $132 million accrual was released from an escrow account to Tivo.

We also developed and deployed “next-generation” DVR software.  This improved software was automatically downloaded to our current customers’ DVRs, and is fully operational (our “original alternative technology”).  The download was completed as of April 2007.  We received written legal opinions from outside counsel that concluded our original alternative technology does not infringe, literally or under the doctrine of equivalents, either the hardware or software claims of Tivo’s patent.  Tivo filed a motion for contempt alleging that we are in violation of the Court’s injunction.  We opposed this motion on the grounds that the injunction did not apply to DVRs that have received our original alternative technology, that our original alternative technology does not infringe Tivo’s patent, and that we were in compliance with the injunction.

In June 2009, the United States District Court granted Tivo’s motion for contempt, finding that our original alternative technology was not more than colorably different than the products found by the jury to infringe Tivo’s patent, that our original alternative technology still infringed the software claims, and that even if our original alternative technology was “non-infringing,” the original injunction by its terms required that we disable DVR functionality in all but approximately 192,000 digital set-top boxes in the field.  The District Court also amended its original injunction to require that we inform the court of any further attempts to design around Tivo’s patent and seek approval from the court before any such design-around is implemented.  The District Court awarded Tivo  $103 million in supplemental damages and interest for the period from September 2006 through April 2008, based on an assumed  $1.25 per subscriber per month royalty rate.  We posted a bond to secure that award pending appeal of the contempt order.  On July 1, 2009, the Federal Circuit Court of Appeals granted a permanent stay of the District Court’s contempt order pending resolution of our appeal.

The District Court held a hearing on July 28, 2009 on Tivo’s claims for contempt sanctions.  Tivo sought up to  $975 million in contempt sanctions for the period from April 2008 to June 2009 based on, among other things, profits Tivo alleges we made from subscribers using DVRs.  We opposed Tivo’s request arguing, among other things, that sanctions are inappropriate because we made good faith efforts to comply with the Court’s injunction.  We also challenged Tivo’s calculation of profits. On September 4, 2009, the District Court partially granted Tivo’s motion for contempt sanctions and awarded  $2.25 per DVR subscriber per month for the period from April 2008 to July 2009 (as compared to the award for supplemental damages for the prior period from September 2006 to April 2008, which was based on an assumed  $1.25 per DVR subscriber per month).  By the District Court’s estimation, the total award for the period from April 2008 to July 2009 is approximately  $200 million.  The District Court also awarded Tivo its attorneys’ fees and costs incurred during the contempt proceedings.  Enforcement of these awards has been stayed by the District Court pending resolution of our appeal of the underlying June 2009 contempt order.  On February 8, 2010, we and Tivo submitted a stipulation to the District Court that the attorneys’ fees and costs, including expert witness fees and costs, that Tivo incurred during the contempt proceedings amounted to  $6 million.  During the year ended December 31, 2009, we increased our total accrual by  $361 million to reflect the supplemental damages and interest for the period from implementation of our original alternative technology through April 2008 and for the estimated cost of alleged software infringement (including contempt sanctions for the period from April 2008 through June 2009) for the period from April 2008 through December 2009 plus interest.  During the years ended December 31, 2010 and 2009, we recorded  $124 million and  $361 million, respectively, of “Litigation expense” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2008, we did not record any litigation expense related to this case.  Our total accrual at December 31, 2010 was  $517 million and is included in “Litigation accrual” on our Consolidated Balance Sheets.

In light of the District Court’s finding of contempt, and its description of the manner in which it believes our original alternative technology infringed the ‘389 patent, we are also developing and testing potential new alternative technology in an engineering environment.  As part of EchoStar’s development process, EchoStar downloaded several of our design-around options to less than 1,000 subscribers for “beta” testing.  On March 11, 2010, we requested that the District Court approve the implementation of one of our design-around options on an expedited basis.  There can be no assurance that the District Court will approve this request.

Oral argument on our appeal of the contempt ruling took place on November 2, 2009, before a three-judge panel of the Federal Circuit Court of Appeals.  On March 4, 2010, the Federal Circuit affirmed the District Court’s contempt order in a 2-1 decision.  On May 14, 2010, our petition for en banc review of that decision by the full Federal Circuit was granted and the opinion of the three-judge panel was vacated.  Oral argument occurred on November 9, 2010.  There can be no assurance that the full Federal Circuit will reverse the decision of the three-judge panel.  Tivo has stated that it will seek additional damages for the period from June 2009 to the present.  Although we have accrued our best estimate of damages, contempt sanctions and interest through December 31, 2010, there can be no assurance that Tivo will not seek, and that the court will not award, an amount that exceeds our accrual.

On October 6, 2010, the Patent and Trademark Office (the “PTO”) issued an office action confirming the validity of certain of the software claims of United States Patent No. 6,233,389 (the ‘389 patent).  However, the PTO only confirmed the validity of the ‘389 patent after Tivo made statements that we believe narrow the scope of its claims.  The claims that were confirmed thus should not have the same scope as the claims that we were found to have infringed and which underlie the contempt ruling that we are now appealing.  Therefore, we believe that the PTO’s conclusions are relevant to the issues on appeal.  The PTO’s conclusions support our position that our original alternative technology does not infringe and that we acted in good faith to design around Tivo’s patent.

If we are unsuccessful in overturning the District Court’s ruling on Tivo’s motion for contempt, we are not successful in developing and deploying potential new alternative technology and we are unable to reach a license agreement with Tivo on reasonable terms, we may be required to eliminate DVR functionality in all but approximately 192,000 digital set-top boxes in the field and cease distribution of digital set-top boxes with DVR functionality.  In that event we would be at a significant disadvantage to our competitors who could continue offering DVR functionality, which would likely result in a significant decrease in new subscriber additions as well as a substantial loss of current subscribers.  Furthermore, the inability to offer DVR functionality could cause certain of our distribution channels to terminate or significantly decrease their marketing of DISH

Network services.  The adverse effect on our financial position and results of operations if the District Court’s contempt order is upheld is likely to be significant.  Additionally, the supplemental damage award of  $103 million and further award of approximately  $200 million does not include damages, contempt sanctions or interest for the period after June 2009.  In the event that we are unsuccessful in our appeal, we could also have to pay substantial additional damages, contempt sanctions and interest.  Depending on the amount of any additional damage or sanction award or any monetary settlement, we may be required to raise additional capital at a time and in circumstances in which we would normally not raise capital.  Therefore, any capital we raise may be on terms that are unfavorable to us, which might adversely affect our financial position and results of operations and might also impair our ability to raise capital on acceptable terms in the future to fund our own operations and initiatives.  We believe the cost of such capital and its terms and conditions may be substantially less attractive than our previous financings.

If we are successful in overturning the District Court’s ruling on Tivo’s motion for contempt, but unsuccessful in defending against any subsequent claim in a new action that our original alternative technology or any potential new alternative technology infringes Tivo’s patent, we could be prohibited from distributing DVRs or could be required to modify or eliminate our then-current DVR functionality in some or all set-top boxes in the field.  In that event we would be at a significant disadvantage to our competitors who could continue offering DVR functionality and the adverse effect on our business would be material.  We could also have to pay substantial additional damages.

Because both we and EchoStar are defendants in the Tivo lawsuit, we and EchoStar are jointly and severally liable to Tivo for any final damages and sanctions that may be awarded by the District Court. DISH has determined that it is obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit. EchoStar contributed an amount equal to its  $5 million intellectual property liability limit under the Receiver Agreement. DISH and EchoStar have further agreed that EchoStar’s  $5 million contribution would not exhaust EchoStar’s liability to DISH for other intellectual property claims that may arise under the Receiver Agreement. DISH and EchoStar also agreed that they would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.

Voom

In January 2008, Voom HD Holdings (“Voom”) filed a lawsuit against us in New York Supreme Court, alleging breach of contract and other claims arising from our termination of the affiliation agreement governing carriage of certain Voom HD channels on the DISH Network satellite TV service.  At that time, Voom also sought a preliminary injunction to prevent us from terminating the agreement.  The Court denied Voom’s request, finding, among other things, that Voom had not demonstrated that it was likely to prevail on the merits.  In April 2010, we and Voom each filed motions for summary judgment.  Voom later filed two motions seeking discovery sanctions.  On November 9, 2010, the Court issued a decision denying both motions for summary judgment, but granting Voom’s motions for discovery sanctions.  The Court’s decision provides for an adverse inference jury instruction at trial and precludes our damages expert from testifying at trial.  We appealed the grant of Voom’s motion for discovery sanctions to the New York State Supreme Court, Appellate Division, First Department.  On February 15, 2011, the appellate Court granted our motion to stay the trial pending our appeal.  Voom is claiming over  $2.5 billion in damages.  We intend to vigorously defend this case.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Other

In addition to the above actions, we are subject to various other legal proceedings and claims which arise in the ordinary course of business, including, among other things, disputes with programmers regarding fees. In our opinion, the amount of ultimate liability with respect to any of these actions is unlikely to materially affect our financial position, results of operations or liquidity.

Financial Information for Subsidiary Guarantors	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Financial Information for Subsidiary Guarantors
Financial Information for Subsidiary Guarantors

9.     Financial Information for Subsidiary Guarantors

Our senior notes are fully, unconditionally and jointly and severally guaranteed by all of our subsidiaries other than minor subsidiaries and the stand alone entity DDBS has no independent assets or operations.  Therefore, supplemental financial information on a condensed consolidating basis of the guarantor subsidiaries is not required.  There are no restrictions on our ability to obtain cash dividends or other distributions of funds from the guarantor subsidiaries, except those imposed by applicable law.

12.  Financial Information for Subsidiary Guarantors

DDBS’s senior notes are fully, unconditionally and jointly and severally guaranteed by all of our subsidiaries other than minor subsidiaries and the stand alone entity DDBS has no independent assets or operations. Therefore, supplemental financial information on a condensed consolidating basis of the guarantor subsidiaries is not required. There are no restrictions on our ability to obtain cash dividends or other distributions of funds from the guarantor subsidiaries, except those imposed by applicable law.

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related Party Transactions
Related Party Transactions

10.  Related Party Transactions

Related Party Transactions with DISH

On April 19, 2011, we paid a dividend of approximately  $1.5 billion to DISH Orbital Corporation, our direct parent company, in connection with, among other things, the funding of DISH’s investments in DBSD North America and DISH’s acquisition of Blockbuster.

Related Party Transactions with EchoStar

Following the Spin-off, EchoStar has operated as a separate public company, and we have no continued ownership interest in EchoStar.  However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman or by certain trusts established by Mr. Ergen for the benefit of his family.

EchoStar is our primary supplier of set-top boxes and digital broadcast operations and our key supplier of transponder capacity.  Generally, the prices charged for products and services provided under the agreements entered into in connection with the Spin-off are based on pricing equal to EchoStar’s cost plus a fixed margin (unless noted differently below), which will vary depending on the nature of the products and services provided.

In connection with the Spin-off and subsequent to the Spin-off, we and EchoStar have entered into certain agreements pursuant to which we obtain certain products, services and rights from EchoStar, EchoStar obtains certain products, services and rights from us, and we and EchoStar have indemnified each other against certain liabilities arising from our respective businesses.  We also may enter into additional agreements with EchoStar in the future.  The following is a summary of the terms of the principal agreements that we have entered into with EchoStar that may have an impact on our financial position and results of operations.

“Equipment sales - EchoStar”

Remanufactured Receiver Agreement. In connection with the Spin-off, we entered into a remanufactured receiver agreement with EchoStar pursuant to which EchoStar has the right, but not the obligation, to purchase remanufactured receivers and accessories from us at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. This agreement expires on January 1, 2012. EchoStar may terminate the remanufactured receiver agreement for any reason upon at least 60 days notice to us. We may also terminate this agreement if certain entities acquire us.

“Services and other revenue - EchoStar”

Professional Services Agreement. Prior to 2010, in connection with the Spin-off, DISH entered into various agreements with EchoStar including the transition services agreement, satellite procurement agreement and services agreement, which all expired on January 1, 2010 and were replaced by the professional services agreement.  During 2009, DISH and EchoStar agreed that EchoStar shall continue to have the right, but not the obligation, to receive from DISH the following services, among others: information technology, travel and event coordination, internal audit, legal, accounting and tax, benefits administration, program management and other support services. Additionally, DISH and EchoStar agreed that DISH shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for them and receive logistics, procurement and quality assurance services from EchoStar. The professional services agreement expires on January 1, 2012, but renews automatically for successive one-year periods thereafter, unless terminated earlier by either party upon at least 60 days notice. However, either party may terminate the services it receives with respect to a particular service for any reason upon at least 30 days notice.

Management Services Agreement. In connection with the Spin-off, DISH entered into a management services agreement with EchoStar pursuant to which DISH makes certain of its officers available to provide services (which are primarily legal and accounting services) to EchoStar.  Specifically, R. Stanton Dodge and Paul W. Orban remain employed by DISH, but also serve as EchoStar’s Executive Vice President and General Counsel, and Senior Vice President and Controller, respectively.  EchoStar makes payments to DISH based upon an allocable portion of the personnel costs and expenses incurred by DISH with respect to such officers (taking into account wages and fringe benefits).  These allocations are based upon the estimated percentages of time to be spent by DISH’s executive officers performing services for EchoStar under the management services agreement.  EchoStar also reimburses DISH for direct out-of-pocket costs incurred by DISH for management services provided to EchoStar.  DISH and EchoStar evaluate all charges for reasonableness at least annually and make any adjustments to these charges as DISH and EchoStar mutually agree upon.

The management services agreement automatically renewed on January 1, 2011 for an additional one-year period until January 1, 2012 and renews automatically for successive one-year periods thereafter, unless terminated earlier (i) by EchoStar at any time upon at least 30 days prior notice; (ii) by DISH at the end of any renewal term, upon at least 180 days notice; or (iii) by DISH upon notice to EchoStar, following certain changes in control.

Satellite Capacity Leased to EchoStar. During 2009, we entered into a satellite capacity agreement pursuant to which EchoStar leases certain satellite capacity from us on EchoStar I. The fee for the services provided under this satellite capacity agreement depends, among other things, upon the orbital location of the satellite and the length of the lease.

The lease generally terminates upon the earlier of:  (i) the end of life or replacement of the satellite (unless EchoStar determines to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends, among other things, upon the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service, and the exercise of certain renewal options.  EchoStar generally has the option to renew this lease on a year-to-year basis through the end of the satellite’s life.  There can be no assurance that any options to renew this agreement will be exercised.

Real Estate Lease Agreement. During 2008, DISH entered into a sublease for space at 185 Varick Street, New York, New York to EchoStar for a period of approximately seven years.  The rent on a per square foot basis for this sublease was comparable to per square foot rental rates of similar commercial property in the same geographic area at the time of the sublease, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.

“Satellite and transmission expenses - EchoStar”

Broadcast Agreement. In connection with the Spin-off, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us, including teleport services such as transmission and downlinking, channel origination services, and channel management services for a period ending on January 1, 2012. We may terminate channel origination services and channel management services for any reason and without any liability upon at least 60 days notice to EchoStar. If we terminate teleport services for a reason other than EchoStar’s breach, we are obligated to pay EchoStar the aggregate amount of the remainder of the expected cost of providing the teleport services. The fees for services provided under the broadcast agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the products and services provided.

Broadcast Agreement for Certain Sports Related Programming. During May 2010, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us in connection with our carriage of certain sports related programming.  The term of this agreement is for ten years.  If we terminate this agreement for a reason other than EchoStar’s breach, we are generally obligated to reimburse EchoStar for any direct costs EchoStar incurs related to any such termination that it cannot reasonably mitigate.  The fees for the broadcast services provided under this agreement depend, among other things, upon the cost to develop and provide such services.

Satellite Capacity Leased from EchoStar.  In connection with the Spin-off and subsequent to the Spin-off, we entered into certain satellite capacity agreements pursuant to which we lease certain satellite capacity on certain satellites owned or leased by EchoStar.  The fees for the services provided under these satellite capacity agreements depend, among other things, upon the orbital location of the applicable satellite and the length of the lease.  The term of each of the leases is set forth below:

EchoStar III, VI, VIII and XII. We lease certain satellite capacity from EchoStar on EchoStar VI, VIII and XII.  The leases generally terminate upon the earlier of:  (i) the end of life or replacement of the satellite (unless we determine to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends upon, among other things, the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service and the exercise of certain renewal options.  We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s life.  There can be no assurance that any options to renew such agreements will be exercised.  In August 2010, our lease of EchoStar III terminated when it was replaced by EchoStar XV.

EchoStar IX.  We lease certain satellite capacity from EchoStar on EchoStar IX.  Subject to availability, we generally have the right to continue to lease satellite capacity from EchoStar on EchoStar IX on a month-to-month basis.

EchoStar XVI. We will lease certain satellite capacity from EchoStar on EchoStar XVI after its service commencement date and this lease generally terminates upon the earlier of:  (i) the end of life or replacement of the satellite; (ii) the date the satellite fails; (iii) the date the transponder(s) on which service is being provided under the agreement fails; or (iv) ten years following the actual service commencement date.  Upon expiration of the initial term, we have the option to renew on a year-to-year basis through the end of life of the satellite.  There can be no assurance that any options to renew this agreement will be exercised.  EchoStar XVI is expected to be launched during the second half of 2012.

EchoStar XV. EchoStar XV is owned by us and is operated at the 61.5 degree orbital location.  The FCC has granted EchoStar an authorization to operate the satellite at the 61.5 degree orbital location.  For so long as EchoStar XV remains in service at the 61.5 degree orbital location, we are obligated to pay EchoStar a fee, which varies depending on the number of frequencies being used by EchoStar XV.

Nimiq 5 Agreement. During 2009, EchoStar entered into a fifteen-year satellite service agreement with Telesat Canada (“Telesat”) to receive service on all 32 DBS transponders on the Nimiq 5 satellite at the 72.7 degree orbital location (the “Telesat Transponder Agreement”).  During 2009, EchoStar also entered into a satellite service agreement (the “DISH Telesat Agreement”) with us, pursuant to which we will receive service from EchoStar on all 32 of the DBS transponders covered by the Telesat Transponder Agreement.  We and EchoStar are currently receiving service on 25 of these DBS transponders and will receive service on the remaining seven DBS transponders over a phase-in period that will be completed in 2012.  We have also guaranteed certain obligations of EchoStar under the Telesat Transponder Agreement.  See discussions under “Guarantees” in Note 8.

Under the terms of the DISH Telesat Agreement, we make certain monthly payments to EchoStar that commenced in 2009 when the Nimiq 5 satellite was placed into service and continue through the service term.  Unless earlier terminated under the terms and conditions of the DISH Telesat Agreement, the service term will expire ten years following the date it was placed into service.  Upon expiration of the initial term we have the option to renew the DISH Telesat Agreement on a year-to-year basis through the end of life of the Nimiq 5 satellite.  Upon in-orbit failure or end of life of the Nimiq 5 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite.  There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

QuetzSat-1 Lease Agreement. During 2008, EchoStar entered into a ten-year satellite service agreement with SES Latin America S.A. (“SES”), which provides, among other things, for the provision by SES to EchoStar of service on 32 DBS transponders on the QuetzSat-1 satellite expected to be placed into service at the 77 degree orbital location during the third quarter of 2011.  During 2008, EchoStar also entered into a transponder service agreement (“QuetzSat-1 Transponder Agreement”) with us pursuant to which we will receive service from EchoStar on 24 of the DBS transponders.

Under the terms of the QuetzSat-1 Transponder Agreement, we will make certain monthly payments to EchoStar commencing when the QuetzSat-1 satellite is placed into service and continuing through the service term.  Unless earlier terminated under the terms and conditions of the QuetzSat-1 Transponder Agreement, the service term will expire ten years following the actual service commencement date.  Upon expiration of the initial term, we have the option to renew the QuetzSat-1 Transponder Agreement on a year-to-year basis through the end of life of the QuetzSat-1 satellite.  Upon a launch failure, in-orbit failure or end of life of the QuetzSat-1 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite.  There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

TT&C Agreement. In connection with the Spin-off, we entered into a telemetry, tracking and control (“TT&C”) agreement pursuant to which we receive TT&C services from EchoStar for a period ending on January 1, 2012.  The fees for services provided under the TT&C agreement are calculated at cost plus a fixed margin.  We may terminate the TT&C agreement for any reason upon at least 60 days notice.

“Cost of sales - subscriber promotion subsidies - EchoStar”

Receiver Agreement. EchoStar is currently our sole supplier of set-top box receivers. The table below indicates the dollar value of set-top boxes and other equipment that we purchased from EchoStar as well as the amount of purchases that are included in “Cost of sales — subscriber promotion subsidies — EchoStar” on our Condensed Consolidated Statements of Operations and Comprehensive Income (Loss).  The remaining amount is included in “Inventory” and “Property and equipment, net” on our Condensed Consolidated Balance Sheets.

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Set-top boxes and other equipment purchased from EchoStar	$270,629	$382,839	$542,755	$768,687

Set-top boxes and other equipment purchased from EchoStar included in “Cost of sales — subscriber promotion subsidies — EchoStar”	$62,868	$39,733	$117,294	$66,636

In connection with the Spin-off, we entered into a receiver agreement pursuant to which we have the right, but not the obligation, to purchase digital set-top boxes and related accessories, and other equipment from EchoStar for a period ending on January 1, 2012. The receiver agreement allows us to purchase digital set-top boxes, related accessories and other equipment from EchoStar at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. Additionally, EchoStar provides us with standard manufacturer warranties for the goods sold under the receiver agreement. We may terminate the receiver agreement for any reason upon at least 60 days notice to EchoStar. EchoStar may terminate the receiver agreement if certain entities were to acquire us. The receiver agreement also includes an indemnification provision, whereby the parties indemnify each other for certain intellectual property matters.

“General and administrative expenses - EchoStar”

Product Support Agreement. In connection with the Spin-off, we entered into a product support agreement pursuant to which we have the right, but not the obligation, to receive product support from EchoStar (including certain engineering and technical support services) for all set-top boxes and related accessories that EchoStar has previously sold and in the future may sell to us.  The fees for the services provided under the product support agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the services provided.  The term of the product support agreement is the economic life of such receivers and related accessories, unless terminated earlier.  We may terminate the product support agreement for any reason upon at least 60 days notice.  In the event of an early termination of this agreement, we are entitled to a refund of any unearned fees paid to EchoStar for the services.

Real Estate Lease Agreements. We have entered into lease agreements pursuant to which we lease certain real estate from EchoStar.  The rent on a per square foot basis for each of the leases is comparable to per square foot rental rates of similar commercial property in the same geographic area, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.  The term of each of the leases is set forth below:

Inverness Lease Agreement.  The lease for certain space at 90 Inverness Circle East in Englewood, Colorado expires on January 1, 2012.

Meridian Lease Agreement.  The lease for all of 9601 S. Meridian Blvd. in Englewood, Colorado was recently extended for a period ending on December 31, 2016.

Santa Fe Lease Agreement.  The lease for all of 5701 S. Santa Fe Dr. in Littleton, Colorado is for a period ending on January 1, 2012 with a renewal option for one additional year.

EDN Sublease Agreement.  The sublease for certain space at 211 Perimeter Center in Atlanta, Georgia is for a period ending on October 31, 2016.

Gilbert Lease Agreement.  The lease for certain space at 801 N. DISH Dr. in Gilbert, Arizona is a month to month lease and can be terminated by either party upon 30 days prior notice.

DISHOnline.com Services Agreement. Effective January 1, 2010, we entered into a two-year agreement with EchoStar pursuant to which we will receive certain services associated with an online video portal.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  We have the option to renew this agreement for three successive one year terms and the agreement may be terminated for any reason upon at least 120 days notice to EchoStar.

DISH Remote Access Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive, among other things, certain remote DVR management services.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

SlingService Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive certain place-shifting services.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

Other Agreements - EchoStar

Tax Sharing Agreement. In connection with the Spin-off, DISH entered into a tax sharing agreement with EchoStar which governs our respective rights, responsibilities and obligations after the Spin-off with respect to taxes for the periods ending on or before the Spin-off.  Generally, all pre-Spin-off taxes, including any taxes that are incurred as a result of restructuring activities undertaken to implement the Spin-off, are borne by DISH, and DISH will indemnify EchoStar for such taxes.  However, DISH is not liable for and will not indemnify EchoStar for any taxes that are incurred as a result of the Spin-off or certain related transactions failing to qualify as tax-free distributions pursuant to any provision of Section 355 or Section 361 of the Code because of: (i) a direct or indirect acquisition of any of EchoStar’s stock, stock options or assets; (ii) any action that EchoStar takes or fails to take; or (iii) any action that EchoStar takes that is inconsistent with the information and representations furnished to the IRS in connection with the request for the private letter ruling, or to counsel in connection with any opinion being delivered by counsel with respect to the Spin-off or certain related transactions.  In such case, EchoStar is solely liable for, and will indemnify DISH for, any resulting taxes, as well as any losses, claims and expenses.  The tax sharing agreement will only terminate after the later of the full period of all applicable statutes of limitations, including extensions, or once all rights and obligations are fully effectuated or performed.

TiVo. On April 29, 2011, DISH and EchoStar entered into a settlement agreement with TiVo Inc.  See Note 8 for further discussion.

EchoStar XV Launch Service.  During 2009, EchoStar assigned certain of its rights under a launch contract to us for EchoStar’s fair value of  $103 million.  This amount was paid to EchoStar during the first quarter of 2010.  We recorded these rights at EchoStar’s net book value of  $89 million and recorded the  $14 million difference between EchoStar’s net book value and our purchase price as a capital transaction with EchoStar.  We used these rights to launch EchoStar XV in July 2010.

Weather Related Programming Agreement.  During May 2010, we entered into an agreement pursuant to which, among other things, EchoStar agreed to develop certain weather related programming and we received the right to distribute such programming.  This agreement was terminated during June 2010.  In July 2010, we purchased EchoStar’s interest in the entity that held such weather related programming for  $5 million.

International Programming Rights Agreement.  During the three and six months ended June 30, 2011 we made no purchases and for the three and six months ended June 30, 2010 we purchased less than  $1 million and  $2 million, respectively, of certain international rights for sporting events from EchoStar, included in “Subscriber-related expenses” on the Condensed Consolidated Statements of Operations and Comprehensive Income (Loss), of which EchoStar only retained a certain portion.

Acquisition of South.com, L.L.C.  During October 2010, we purchased all of South.com, L.L.C. from EchoStar and another party for  $5 million.  South.com, L.L.C. is an entity that holds certain authorizations for multichannel video and data distribution service (MVDDS) spectrum in the United States.

Other Agreements

In November 2009, Mr. Roger Lynch became employed by both DISH and EchoStar as Executive Vice President.  Mr. Lynch is responsible for the development and implementation of advanced technologies that are of potential utility and importance to both DISH and EchoStar.  Mr. Lynch’s compensation consists of cash and equity compensation and is borne by both EchoStar and DISH.

Related Party Transactions with NagraStar L.L.C.

Prior to the Spin-off, DISH owned 50% of NagraStar L.L.C. (“NagraStar”), which was contributed to EchoStar in connection with the Spin-off.  NagraStar is a joint venture between EchoStar and Nagra USA, Inc. that is our provider of encryption and related security systems intended to assure that only paying customers have access to our programming.

The table below summarizes our transactions with NagraStar.

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Purchases (including fees):
Purchases from NagraStar	$19,716	$19,636	$40,445	$39,709

	As of
	June 30,	December 31,
	2011	2010
	(In thousands)
Amounts Payable and Commitments:
Amounts payable to NagraStar	$6,876	$13,272

15.  Related Party Transactions

Related Party Transactions with DISH

On January 1, 2008, DISH spun off EchoStar as a separate publicly-traded company in the form of a stock dividend distributed to DISH shareholders.  In connection with the Spin-off, DISH contributed certain satellites, uplink and satellite transmission assets, real estate and other assets and related liabilities held by us to EchoStar.  On December 30, 2007, we paid a dividend of  $1.615 billion to DOC to enable DISH to fund the  $1.0 billion cash contribution to EchoStar and for other general corporate purposes.

During 2008, we paid dividends totaling  $1.150 billion to DOC for general corporate purposes.  In addition, we purchased EchoStar XI from DISH Orbital II L.L.C. (“DOLLC II”), an indirect wholly-owned subsidiary of DISH, and our affiliate, formerly known as EchoStar Orbital II L.L.C., for its fair value of approximately  $330 million.  We assumed  $17 million in vendor financing and the difference, or  $313 million, was paid to our affiliate.  We recorded the satellite at DOLLC II’s carrying value of  $200 million and recorded the difference, or  $130 million, as a capital distribution to DOC.

On November 6, 2009, the board of directors of DISH declared a dividend of  $2.00 per share on its outstanding Class A and Class B common stock, or  $894 million in the aggregate.  On December 1, 2009, we paid a dividend of  $1.050 billion to DOC to fund the payment of DISH’s dividend and other potential DISH cash needs.

During the second quarter 2010, we purchased EchoStar XIV from DISH Orbital II L.L.C. (“DOLLC II”), an indirect wholly-owned subsidiary of DISH, and our affiliate, for its fair value of approximately  $448 million. We assumed  $22 million in vendor financing and the difference, or  $426 million, was paid to our affiliate. We recorded the satellite at DOLLC II’s carrying value of  $317 million and recorded the difference, or  $131 million, as a capital distribution to our parent company, DISH Orbital Corporation (“DOC”).

During the third quarter 2010, we purchased EchoStar XV from DOLLC II for its fair value of approximately  $413 million. We assumed  $18 million in vendor financing and the difference, or  $395 million, was paid to our affiliate. We recorded the satellite at DOLLC II’s carrying value of  $278 million and recorded the difference, or  $135 million, as a capital distribution to DOC.

Related Party Transactions with EchoStar

Following the Spin-off, EchoStar has operated as a separate public company, and we have no continued ownership interest in EchoStar. However, a substantial majority of the voting power of the shares of both companies is owned beneficially by our Chairman, President and Chief Executive Officer, Charles W. Ergen or by certain trusts established by Mr. Ergen for the benefit of his family.

EchoStar is our primary supplier of set-top boxes and digital broadcast operations and our key supplier of transponder capacity. Generally, the prices charged for products and services provided under the agreements entered into in connection with the Spin-off are based on pricing equal to EchoStar’s cost plus a fixed margin (unless noted differently below), which will vary depending on the nature of the products and services provided.

In connection with the Spin-off and subsequent to the Spin-off, we and EchoStar have entered into certain agreements pursuant to which we obtain certain products, services and rights from EchoStar, EchoStar obtains certain products, services and rights from us, and we and EchoStar have indemnified each other against certain liabilities arising from our respective businesses. We also may enter into additional agreements with EchoStar in the future. The following is a summary of the terms of the principal agreements that we have entered into with EchoStar that may have an impact on our financial position and results of operations.

“Equipment sales - EchoStar”

Remanufactured Receiver Agreement. In connection with the Spin-off, we entered into a remanufactured receiver agreement with EchoStar pursuant to which EchoStar has the right, but not the obligation, to purchase remanufactured receivers and accessories from us at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. This agreement expires on January 1, 2012. EchoStar may terminate the remanufactured receiver agreement for any reason upon at least 60 days notice to us. We may also terminate this agreement if certain entities acquire us.

“Services and other revenue - EchoStar”

Transition Services Agreement. In connection with the Spin-off, DISH entered into a transition services agreement with EchoStar pursuant to which EchoStar had the right, but not the obligation, to receive the following services from DISH: finance, information technology, benefits administration, travel and event coordination, human resources, human resources development (training), program management, internal audit, legal, accounting and tax, and other support services. The fees for the services provided under the transition services agreement were calculated at cost plus a fixed margin, which varied depending on the nature of the services provided. The transition services agreement expired on January 1, 2010. However, DISH and EchoStar have agreed that following January 1, 2010 EchoStar shall continue to have the right, but not the obligation, to receive from DISH certain of the services previously provided under the transition services agreement pursuant to the Professional Services Agreement, as discussed below.

Professional Services Agreement. During 2009, DISH and EchoStar agreed that EchoStar shall continue to have the right, but not the obligation, to receive from DISH the following services, among others, certain of which were previously provided under the transition services agreement: information technology, travel and event coordination, internal audit, legal, accounting and tax, benefits administration, program management and other support services. Additionally, DISH and EchoStar agreed that DISH shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for them (as discussed below, previously provided under the satellite procurement agreement) and receive logistics, procurement and quality assurance services from EchoStar (as discussed below, previously provided under the services agreement). The professional services agreement expires on January 1, 2012, but renews automatically for successive one-year periods thereafter, unless terminated earlier by either party upon at least 60 days notice. However, either party may terminate the services it receives with respect to a particular service for any reason upon at least 30 days notice.

Management Services Agreement. In connection with the Spin-off, DISH entered into a management services agreement with EchoStar pursuant to which DISH makes certain of its officers available to provide services (which are primarily legal and accounting services) to EchoStar. Specifically, R. Stanton Dodge and Paul W. Orban remain employed by DISH, but also serve as EchoStar’s Executive Vice President and General Counsel, and Senior Vice President and Controller, respectively. EchoStar makes payments to DISH based upon an allocable portion of the personnel costs and expenses incurred by DISH with respect to such officers (taking into account wages and fringe benefits). These allocations are based upon the estimated percentages of time to be spent by DISH’s executive officers performing services for EchoStar under the management services agreement. EchoStar also reimburses DISH for direct out-of-pocket costs incurred by DISH for management services provided to EchoStar. DISH and EchoStar evaluate all charges for reasonableness at least annually and make any adjustments to these charges as DISH and EchoStar mutually agree upon.

The management services agreement automatically renewed on January 1, 2011 for an additional one-year period until January 1, 2012 and renews automatically for successive one-year periods thereafter, unless terminated earlier: (i) by EchoStar at any time upon at least 30 days prior notice; (ii) by DISH at the end of any renewal term, upon at least 180 days notice; or (iii) by DISH upon notice to EchoStar, following certain changes in control.

Satellite Capacity Leased to EchoStar. During 2009, we entered into a satellite capacity agreement pursuant to which EchoStar leases certain satellite capacity from us on EchoStar I. The fee for the services provided under this satellite capacity agreement depends, among other things, upon the orbital location of the satellite and the length of the lease.

The lease generally terminates upon the earlier of: (i) the end of life or replacement of the satellite (unless EchoStar determines to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends, among other things, upon the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service, and the exercise of certain renewal options. EchoStar generally has the option to renew this lease on a year-to-year basis through the end of the satellite’s life. There can be no assurance that any options to renew this agreement will be exercised.

Real Estate Lease Agreement. During 2008, DISH entered into a sublease for space at 185 Varick Street, New York, New York to EchoStar for a period of approximately seven years. The rent on a per square foot basis for this sublease was comparable to per square foot rental rates of similar commercial property in the same geographic area at the time of the sublease, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.

Packout Services Agreement. In connection with the Spin-off, we entered into a packout services agreement with EchoStar, whereby EchoStar had the right, but not the obligation, to engage us to package and ship satellite receivers to customers that are not associated with us. This agreement expired on January 1, 2010.

“Satellite and transmission expenses - EchoStar”

Broadcast Agreement. In connection with the Spin-off, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us, including teleport services such as transmission and downlinking, channel origination services, and channel management services for a period ending on January 1, 2012. We may terminate channel origination services and channel management services for any reason and without any liability upon at least 60 days notice to EchoStar. If we terminate teleport services for a reason other than EchoStar’s breach, we are obligated to pay EchoStar the aggregate amount of the remainder of the expected cost of providing the teleport services. The fees for services provided under the broadcast agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the products and services provided.

Broadcast Agreement for Certain Sports Related Programming. During May 2010, we entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us in connection with our carriage of certain sports related programming. The term of this agreement is for ten years. If we terminate this agreement for a reason other than EchoStar’s breach, we are generally obligated to reimburse EchoStar for any direct costs EchoStar incurs related to any such termination that it cannot reasonably mitigate. The fees for the broadcast services provided under this agreement depend, among other things, upon the cost to develop and provide such services.

Satellite Capacity Leased from EchoStar.  In connection with the Spin-off and subsequent to the Spin-off, we entered into certain satellite capacity agreements pursuant to which we lease certain satellite capacity on certain satellites owned or leased by EchoStar. The fees for the services provided under these satellite capacity agreements depend, among other things, upon the orbital location of the applicable satellite and the length of the lease. The term of each of the leases is set forth below:

EchoStar III, VI, VIII and XII. We lease certain satellite capacity from EchoStar on EchoStar VI, VIII and XII. The leases generally terminate upon the earlier of: (i) the end of life or replacement of the satellite (unless we determine to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponder on which service is being provided fails; or (iv) a certain date, which depends upon, among other things, the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service and the exercise of certain renewal options. We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s life. There can be no assurance that any options to renew such agreements will be exercised. In August 2010, our lease of EchoStar III terminated when it was replaced by EchoStar XV.

EchoStar IX.  We lease certain satellite capacity from EchoStar on EchoStar IX.  Subject to availability, we generally have the right to continue to lease satellite capacity from EchoStar on EchoStar IX on a month-to-month basis.

EchoStar XVI. We will lease certain satellite capacity from EchoStar on EchoStar XVI after its service commencement date and this lease generally terminates upon the earlier of: (i) the end of life or replacement of the satellite; (ii) the date the satellite fails; (iii) the date the transponder(s) on which service is being provided under the agreement fails; or (iv) ten years following the actual service commencement date. Upon expiration of the initial term, we have the option to renew on a year-to-year basis through the end of life of the satellite. There can be no assurance that any options to renew this agreement will be exercised. EchoStar XVI is expected to be launched during the second half of 2012.

EchoStar XV. EchoStar XV is owned by us and is operated at the 61.5 degree orbital location. The FCC has granted EchoStar an authorization to operate the satellite at the 61.5 degree orbital location. For so long as EchoStar XV remains in service at the 61.5 degree orbital location, we are obligated to pay EchoStar a fee which varies depending on the number of frequencies being used by EchoStar XV.

Nimiq 5 Agreement. During 2009, EchoStar entered into a fifteen-year satellite service agreement with Telesat Canada (“Telesat”) to receive service on all 32 DBS transponders on the Nimiq 5 satellite at the 72.7 degree orbital location (the “Telesat Transponder Agreement”). During 2009, EchoStar also entered into a satellite service agreement (the “DISH Telesat Agreement”) with us, pursuant to which we will receive service from EchoStar on all 32 of the DBS transponders covered by the Telesat Transponder Agreement. We and EchoStar are currently receiving service on 23 of these DBS transponders and will receive service on the remaining nine DBS transponders over a phase-in period that will be completed in 2012. We have also guaranteed certain obligations of EchoStar under the Telesat Transponder Agreement. See discussions under “Guarantees” in Note 11.

Under the terms of the DISH Telesat Agreement, we make certain monthly payments to EchoStar that commenced in 2009 when the Nimiq 5 satellite was placed into service and continue through the service term. Unless earlier terminated under the terms and conditions of the DISH Telesat Agreement, the service term will expire ten years following the date it was placed into service. Upon expiration of the initial term we have the option to renew the DISH Telesat Agreement on a year-to-year basis through the end of life of the Nimiq 5 satellite. Upon in-orbit failure or end of life of the Nimiq 5 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite. There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

QuetzSat-1 Lease Agreement. During 2008, EchoStar entered into a ten-year satellite service agreement with SES Latin America S.A. (“SES”), which provides, among other things, for the provision by SES to EchoStar of service on 32 DBS transponders on the QuetzSat-1 satellite expected to be placed into service at the 77 degree orbital location during the second half of 2011. During 2008, EchoStar also entered into a transponder service agreement (“QuetzSat-1 Transponder Agreement”) with us pursuant to which we will receive service from EchoStar on 24 of the DBS transponders.

Under the terms of the QuetzSat-1 Transponder Agreement, we will make certain monthly payments to EchoStar commencing when the QuetzSat-1 satellite is placed into service and continuing through the service term. Unless earlier terminated under the terms and conditions of the QuetzSat-1 Transponder Agreement, the service term will expire ten years following the actual service commencement date. Upon expiration of the initial term, we have the option to renew the QuetzSat-1 Transponder Agreement on a year-to-year basis through the end of life of the QuetzSat-1 satellite. Upon a launch failure, in-orbit failure or end of life of the QuetzSat-1 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite. There can be no assurance that any options to renew this agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

TT&C Agreement. In connection with the Spin-off, we entered into a telemetry, tracking and control (“TT&C”) agreement pursuant to which we receive TT&C services from EchoStar for a period ending on January 1, 2012. The fees for services provided under the TT&C agreement are calculated at cost plus a fixed margin. We may terminate the TT&C agreement for any reason upon at least 60 days notice.

Satellite Procurement Agreement. In connection with the Spin-off, we entered into a satellite procurement agreement pursuant to which we had the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for DISH. The satellite procurement agreement expired on January 1, 2010. However, we and EchoStar agreed that following January 1, 2010, we shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for DISH pursuant to the Professional Services Agreement as discussed above.

“Cost of sales - subscriber promotion subsidies - EchoStar”

Receiver Agreement. EchoStar is currently our sole supplier of set-top box receivers. The table below indicates the dollar value of set-top boxes and other equipment that we purchased from EchoStar as well as the amount of purchases that are included in “Cost of sales - subscriber promotion subsidies - EchoStar” on our Consolidated Statements of Operations and Comprehensive Income (Loss). The remaining amount is included in “Inventory” and “Property and equipment, net” on our Consolidated Balance Sheets.

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Set-top boxes and other equipment purchased from EchoStar	$1,470,173	$1,174,763	$1,491,556

Set-top boxes and other equipment purchased from EchoStar included in “Cost of sales — subscriber promotion subsidies — EchoStar”	$175,777	$188,793	$167,508

In connection with the Spin-off, we entered into a receiver agreement pursuant to which we have the right, but not the obligation, to purchase digital set-top boxes and related accessories, and other equipment from EchoStar for a period ending on January 1, 2012. The receiver agreement allows us to purchase digital set-top boxes, related accessories and other equipment from EchoStar at cost plus a fixed margin, which varies depending on the nature of the equipment purchased. Additionally, EchoStar provides us with standard manufacturer warranties for the goods sold under the receiver agreement. We may terminate the receiver agreement for any reason upon at least 60 days notice to EchoStar. EchoStar may terminate the receiver agreement if certain entities were to acquire us. The receiver agreement also includes an indemnification provision, whereby the parties indemnify each other for certain intellectual property matters.

“General and administrative expenses - EchoStar”

Product Support Agreement. In connection with the Spin-off, we entered into a product support agreement pursuant to which we have the right, but not the obligation, to receive product support from EchoStar (including certain engineering and technical support services) for all set-top boxes and related accessories that EchoStar has previously sold and in the future may sell to us. The fees for the services provided under the product support agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the services provided. The term of the product support agreement is the economic life of such receivers and related accessories, unless terminated earlier. We may terminate the product support agreement for any reason upon at least 60 days notice. In the event of an early termination of this agreement, we are entitled to a refund of any unearned fees paid to EchoStar for the services.

Real Estate Lease Agreements. We have entered into lease agreements pursuant to which we lease certain real estate from EchoStar. The rent on a per square foot basis for each of the leases is comparable to per square foot rental rates of similar commercial property in the same geographic area, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises. The term of each of the leases is set forth below:

Inverness Lease Agreement.  The lease for certain space at 90 Inverness Circle East in Englewood, Colorado expires on January 1, 2012.

Meridian Lease Agreement.  The lease for all of 9601 S. Meridian Blvd. in Englewood, Colorado is for a period ending on January 1, 2012 with a renewal option for one additional year.

Santa Fe Lease Agreement.  The lease for all of 5701 S. Santa Fe Dr. in Littleton, Colorado is for a period ending on January 1, 2012 with a renewal option for one additional year.

EchoStar Data Networks Sublease Agreement.  The sublease for certain space at 211 Perimeter Center in Atlanta, Georgia is for a period ending on October 31, 2016.

Gilbert Lease Agreement.  The lease for certain space at 801 N. DISH Dr. in Gilbert, Arizona expired on January 1, 2010.

Services Agreement. In connection with the Spin-off, DISH entered into a services agreement pursuant to which it had the right, but not the obligation, to receive logistics, procurement and quality assurance services from EchoStar. This agreement expired on January 1, 2010. However, DISH and EchoStar have agreed that following January 1, 2010, DISH shall continue to have the right, but not the obligation, to receive from EchoStar certain of the services previously provided under the services agreement pursuant to the Professional Services Agreement as discussed above.

DISHOnline.com Services Agreement. Effective January 1, 2010, we entered into a two-year agreement with EchoStar pursuant to which we will receive certain services associated with an online video portal. The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services. We have the option to renew this agreement for three successive one year terms and the agreement may be terminated for any reason upon at least 120 days notice to EchoStar.

DISH Remote Access Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive, among other things, certain remote DVR management services. The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services. This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

SlingService Services Agreement. Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive certain place-shifting services. The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services. This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

Other Agreements - EchoStar

Tax Sharing Agreement. In connection with the Spin-off, DISH entered into a tax sharing agreement with EchoStar which governs our respective rights, responsibilities and obligations after the Spin-off with respect to taxes for the periods ending on or before the Spin-off. Generally, all pre-Spin-off taxes, including any taxes that are incurred as a result of restructuring activities undertaken to implement the Spin-off, are borne by DISH, and DISH will indemnify EchoStar for such taxes. However, DISH is not liable for and will not indemnify EchoStar for any taxes that are incurred as a result of the Spin-off or certain related transactions failing to qualify as tax-free distributions pursuant to any provision of Section 355 or Section 361 of the Code because of: (i) a direct or indirect acquisition of any of EchoStar’s stock, stock options or assets; (ii) any action that EchoStar takes or fails to take; or (iii) any action that EchoStar takes that is inconsistent with the information and representations furnished to the IRS in connection with the request for the private letter ruling, or to counsel in connection with any opinion being delivered by counsel with respect to the Spin-off or certain related transactions. In such case, EchoStar is solely liable for, and will indemnify DISH for, any resulting taxes, as well as any losses, claims and expenses. The tax sharing agreement will only terminate after the later of the full period of all applicable statutes of limitations, including extensions, or once all rights and obligations are fully effectuated or performed.

Tivo. Because both we and EchoStar are defendants in the Tivo lawsuit, we and EchoStar are jointly and severally liable to Tivo for any final damages and sanctions that may be awarded by the District Court. DISH has determined that it is obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit. EchoStar contributed an amount equal to its  $5 million intellectual property liability limit under the Receiver Agreement. DISH and EchoStar have further agreed that EchoStar’s  $5 million contribution would not exhaust EchoStar’s liability to DISH for other intellectual property claims that may arise under the Receiver Agreement. DISH and EchoStar also agreed that they would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.

Multimedia Patent Trust. In December 2009, DISH determined that it is obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for all of the costs to settle this lawsuit relating to the period prior to the Spin-off and a portion of such settlement costs relating to the period after the Spin-off. EchoStar has agreed that its contribution towards such settlement costs shall not be applied against EchoStar’s aggregate liability cap under the Receiver Agreement.

EchoStar XV Launch Service.  During 2009, EchoStar assigned certain of its rights under a launch contract to us for EchoStar’s fair value of  $103 million.  This amount was paid to EchoStar during the first quarter of 2010.  We recorded these rights at EchoStar’s net book value of  $89 million and recorded the  $14 million difference between EchoStar’s net book value and our purchase price as a capital transaction with EchoStar.  We used these rights to launch EchoStar XV in July 2010.

Weather Related Programming Agreement. During May 2010, we entered into an agreement pursuant to which, among other things, EchoStar agreed to develop certain weather related programming and we received the right to distribute such programming. This agreement was terminated during June 2010. In July 2010, we purchased EchoStar’s interest in the entity that held such weather related programming for  $5 million.

International Programming Rights Agreement.  During the years ended December 31, 2010, 2009 and 2008, we purchased approximately  $2 million,  $8 million and  $8 million, respectively,  of certain international rights for sporting events from EchoStar, included in “Subscriber-related expenses” on our Consolidated Statements of Operations and Comprehensive Income (Loss), of which EchoStar only retained a certain portion.

Acquisition of South.com, L.L.C. During October 2010, we purchased all of South.com, L.L.C. from EchoStar and another party for  $5 million. South.com, L.L.C. is an entity that holds certain authorizations for multichannel video and data distribution service (MVDDS) spectrum in the United States.

Other Agreements

In November 2009, Mr. Roger Lynch became employed by both DISH and EchoStar as Executive Vice President. Mr. Lynch is responsible for the development and implementation of advanced technologies that are of potential utility and importance to both DISH and EchoStar. Mr. Lynch’s compensation consists of cash and equity compensation and is borne by both EchoStar and DISH.

Related Party Transactions with NagraStar L.L.C.

Prior to the Spin-off, we owned 50% of NagraStar L.L.C. (“NagraStar”), which was contributed to EchoStar in connection with the Spin-off.  NagraStar is a joint venture between EchoStar and Nagra USA, Inc. that is our provider of encryption and related security systems intended to assure that only paying customers have access to our programming.  During the years ended December 31, 2010, 2009 and 2008, we incurred security access and other fees and purchased security access devices at an aggregate cost to us of  $80 million,  $82 million and  $59 million, respectively, from NagraStar.  As of December 31, 2010 and 2009, amounts payable to NagraStar totaled  $13 million and  $17 million, respectively.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events
Subsequent Events

11.  Subsequent Events

TerreStar.  Gamma Acquisition L.L.C. (“Gamma”), a wholly-owned subsidiary of DISH, entered into an asset purchase agreement with TerreStar Networks, Inc. (“TerreStar”) and certain of its subsidiaries on June 14, 2011, under which Gamma would acquire substantially all of the assets of TerreStar and its subsidiaries for a cash purchase price of  $1.375 billion, of which  $69 million was paid in June 2011, and would agree to assume certain liabilities associated with the ongoing operations of the business being acquired.  On July 7, 2011, the asset purchase agreement was approved by the U.S. Bankruptcy Court for the Southern District of New York, in which the bankruptcy cases of TerreStar and certain of its subsidiaries are being administered.  DISH is a party to the asset purchase agreement solely with respect to certain guaranty obligations.  Consummation of the acquisition contemplated in the asset purchase agreement is subject to, among other things, approval by the FCC and the Canadian federal Department of Industry.  However, funding of the  $1.375 billion purchase price is not conditioned on approval of the transaction by the FCC and the Canadian federal Department of Industry.  In the event that the purchase price is funded, but the necessary approvals from the FCC and the Canadian federal Department of Industry are not obtained, Gamma has the right under the purchase agreement to require TerreStar to sell substantially all of its assets to a third party and to receive the proceeds of such sale.  Although the closing of the transaction may not occur until 2012, on August 11, 2011, Gamma funded an additional  $1.276 billion of the purchase price, in accordance with the terms of the purchase agreement.  Additionally, Gamma is responsible for any working capital and administrative expenses of TerreStar and certain of its subsidiaries beyond December 31, 2011.

On August 10, 2011, we paid a dividend of approximately  $700 million to DISH Orbital Corporation, our direct parent company, in connection with, among other things, the funding of DISH’s purchase of TerreStar.

16.       Subsequent Events

On February 24, 2011, we amended and restated our previously announced investment agreement, dated as of February 1, 2011, with DBSD North America, Inc. (“DBSD North America”), pursuant to which we had originally committed to acquire 100% of the equity of reorganized DBSD North America upon DBSD North America’s emergence from bankruptcy for approximately  $1 billion subject to certain adjustments, including interest accruing on DBSD North America’s existing debt (the “Original Investment Agreement”). Under our February 24, 2011 amended and restated investment agreement (the “Revised Investment Agreement”), which remains subject to approval by the Bankruptcy Court, we intend to make a cash tender offer to purchase certain claims against DBSD North America and its affiliates, upon the terms and conditions set forth in the Revised Investment Agreement for an amount up to approximately  $1 billion. This amount will be paid after the tender offer is accepted in accordance with its terms. The closing of the tender offer is not conditioned upon receipt of approval from the Federal Communications Commission (the “FCC”).

In connection with our Original Investment Agreement, we had also proposed an  $87.5 million debtor-in-possession credit facility (the “Original Credit Facility”) to DBSD North America and certain of its affiliates in connection with filings by DBSD North America and such affiliates for protection under Chapter 11 of the U.S. Bankruptcy Code.

On February 24, 2011, we also proposed a revised Credit Facility (the “Revised Credit Facility”) to provide DBSD North America and its affiliates with a non-revolving, multiple draw term loan in the aggregate principal amount of  $87.5 million, with drawings subject to the terms and conditions set forth in the Revised Credit Facility. The Revised Credit Facility remains subject to approval by the Bankruptcy Court.

Under the Revised Investment Agreement, we remain committed to support DBSD North America’s plan of reorganization under which we will acquire 100% of the equity of reorganized DBSD North America upon DBSD North America’s emergence from bankruptcy. Under the Revised Investment Agreement: (i) all claims under those 7.5% Convertible Senior Secured Notes due 2009, issued under that certain indenture dated August 15, 2005, as supplemented and amended, among DBSD North America, the guarantors named therein, and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee, will be paid in full; (ii) all of DBSD North America’s obligations under the Revised Credit Facility will be paid in full; (iii) the holders of general unsecured claims of DBSD North America shall receive partial payment; and (iv) certain additional claims in bankruptcy will also be paid in full.

Our ultimate acquisition of 100% of the equity of reorganized DBSD North America is subject to the satisfaction of certain conditions, including approval by the FCC and DBSD North America’s emergence from bankruptcy.

Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document and Entity Information
Entity Registrant Name	DISH DBS CORP
Entity Central Index Key	0001042642
Document Type	S-4
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer